Exhibit 99.1

*** 3/31/14 - 5:45pm ***

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q13 - HISTORICAL

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Data	6

Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Revenues by Business	19

Corporate / Other	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings

Income Statement and Balance Sheet Data	25
Consumer Key Indicators	26 - 27

Citigroup Supplemental Detail
Average Balances and Interest Rates	28
Deposits	29
Loans
Citicorp	30
Citi Holdings / Total Citigroup	31
Consumer Loan Delinquency Amounts and Ratios
90+ Days	32
30-89 Days	33
Allowance for Credit Losses
Total Citigroup	34
Consumer and Corporate	35 - 36
Components of Provision for Loan Losses
Citicorp	37
Citi Holdings / Total Citigroup	38
Non-Accrual Assets
Total Citigroup	39
Citicorp	40
Citi Holdings	41

Reconciliation of Non-GAAP Financial Measures	42

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Total Revenues, Net of Interest Expense	$25,250	$21,881	$20,520	$18,098	$19,457	$20,359	$20,524	$16,921	$19,157	$18,386	$13,706	$17,941	$20,248	$20,488	$17,904	$17,779	$85,749	$77,261	$69,190	$76,419
Total Operating Expenses	11,407	11,748	11,379	12,290	12,122	12,745	12,257	13,056	12,215	11,993	12,095	13,733	12,288	12,149	11,679	12,292	46,824	50,180	50,036	48,408
Net Credit Losses	8,322	7,908	7,600	6,793	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985	2,878	2,608	2,430	2,547	30,623	19,687	14,231	10,463
Credit Reserve Build / (Release)	(25)	(1,439)	(1,971)	(2,227)	(3,382)	(1,980)	(1,484)	(1,505)	(1,149)	(1,016)	(1,461)	(147)	(664)	(781)	(778)	(636)	(5,662)	(8,351)	(3,773)	(2,859)
Provision for Unfunded Lending Commitments	(35)	(71)	26	(37)	25	(13)	43	(4)	(38)	7	(41)	56	14	(3)	103	(34)	(117)	51	(16)	80
Provision for Benefits & Claims	287	213	227	238	260	219	259	234	229	214	225	219	231	200	204	195	965	972	887	830
Provision for Credit Losses and for Benefits and Claims	8,549	6,611	5,882	4,767	3,098	3,275	3,238	2,748	2,900	2,696	2,620	3,113	2,459	2,024	1,959	2,072	25,809	12,359	11,329	8,514
Income from Continuing Operations before Income Taxes	5,294	3,522	3,259	1,041	4,237	4,339	5,029	1,117	4,042	3,697	(1,009)	1,095	5,501	6,315	4,266	3,415	13,116	14,722	7,825	19,497
Income Taxes (benefits)	1,041	807	686	(317)	1,198	986	1,286	105	997	718	(1,494)	(214)	1,570	2,127	1,080	1,090	2,217	3,575	7	5,867
Income from Continuing Operations	$4,253	$2,715	$2,573	$1,358	$3,039	$3,353	$3,743	$1,012	$3,045	$2,979	$485	$1,309	$3,931	$4,188	$3,186	$2,325	$10,899	$11,147	$7,818	$13,630
Income (Loss) from Discontinued Operations, net of Taxes	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)	(33)	30	92	181	(16)	68	(58)	270
Net Income before Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071	3,403	3,743	998	3,057	2,986	493	1,224	3,898	4,218	3,278	2,506	10,883	11,215	7,760	13,900
Net Income Attributable to Noncontrolling Interests	32	28	59	162	72	62	(28)	42	126	40	25	28	90	36	51	50	281	148	219	227
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$956	$2,931	$2,946	$468	$1,196	$3,808	$4,182	$3,227	$2,456	$10,602	$11,067	$7,541	$13,673

Diluted Earnings Per Share:
Income from Continuing Operations	$1.43	$0.89	$0.82	$0.40	$0.98	$1.08	$1.23	$0.32	$0.95	$0.95	$0.15	$0.41	$1.24	$1.33	$0.98	$0.71	$3.53	$3.60	$2.46	$4.26
Citigroup’s Net Income	$1.50	$0.90	$0.72	$0.43	$0.99	$1.09	$1.23	$0.31	$0.95	$0.95	$0.15	$0.38	$1.23	$1.34	$1.00	$0.77	$3.54	$3.63	$2.44	$4.35
Shares (in millions):
Average Basic	2,844.4	2,884.9	2,887.8	2,893.3	2,904.4	2,908.6	2,910.8	2,915.2	2,926.2	2,926.6	2,926.8	2,942.7	3,040.1	3,040.7	3,034.3	3,028.0	2,877.6	2,909.8	2,930.6	3,035.8
Average Diluted	2,933.4	2,975.3	2,977.8	2,984.8	2,996.6	2,997.0	2,998.6	3,003.0	3,014.5	3,015.0	3,015.3	3,017.0	3,044.7	3,046.3	3,040.9	3,034.6	2,967.8	2,998.8	3,015.5	3,041.6
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7	2,923.9	2,932.2	2,932.5	2,932.5	3,028.9	3,042.9	3,041.0	3,033.0	3,029.2	2,905.8	2,923.9	3,028.9	3,029.2

Preferred Dividends - Basic	$—	$—	$—	$9	$4	$9	$4	$9	$4	$9	$4	$9	$4	$9	$110	$71	$9	$26	$26	$194
Preferred Dividends - Diluted	$—	$—	$—	$9	$4	$9	$4	$9	$4	$9	$4	$9	$4	$9	$110	$71	$9	$26	$26	$194

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,194	$2,661	$2,440	$1,179	$2,928	$3,221	$3,697	$943	$2,861	$2,861	$445	$1,243	$3,764	$4,061	$2,965	$2,161	$10,471	$10,789	$7,406	$12,951
Citigroup’s Net Income	$4,400	$2,671	$2,148	$1,288	$2,960	$3,270	$3,697	$930	$2,873	$2,868	$453	$1,160	$3,732	$4,090	$3,056	$2,338	$10,503	$10,855	$7,349	$13,217

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,195	$2,662	$2,441	$1,180	$2,929	$3,227	$3,703	$947	$2,865	$2,865	$447	$1,244	$3,765	$4,061	$2,966	$2,161	$10,474	$10,805	$7,417	$12,952
Citigroup’s Net Income	$4,400	$2,672	$2,149	$1,289	$2,961	$3,276	$3,703	$933	$2,877	$2,872	$455	$1,161	$3,732	$4,091	$3,056	$2,338	$10,505	$10,872	$7,360	$13,217

Financial Ratios (1):
Tier 1 Common Ratio	9.11%	9.71%	10.33%	10.75%	11.34%	11.62%	11.71%	11.80%	12.50%	12.71%	12.73%	12.67%	11.84%	12.16%	12.68%	12.64%	10.75%	11.80%	12.67%	12.64%
Tier 1 Capital Ratio	11.28%	11.99%	12.50%	12.91%	13.26%	13.55%	13.45%	13.55%	14.26%	14.46%	13.92%	14.06%	13.09%	13.24%	13.64%	13.68%	12.91%	13.55%	14.06%	13.68%
Total Capital Ratio	14.88%	15.59%	16.14%	16.59%	16.98%	17.18%	16.89%	16.99%	17.64%	17.70%	17.12%	17.26%	16.09%	16.18%	16.68%	16.65%	16.59%	16.99%	17.26%	16.65%
Leverage Ratio	6.16%	6.31%	6.57%	6.60%	7.00%	7.05%	7.01%	7.19%	7.55%	7.66%	7.39%	7.48%	7.78%	7.86%	8.13%	8.21%	6.60%	7.19%	7.48%	8.21%
Return on Average Assets	0.89%	0.54%	0.43%	0.26%	0.62%	0.68%	0.76%	0.20%	0.62%	0.62%	0.10%	0.25%	0.82%	0.88%	0.69%	0.52%	0.53%	0.57%	0.39%	0.73%
Efficiency Ratio	45%	54%	55%	68%	62%	63%	60%	77%	64%	65%	88%	77%	61%	59%	65%	69%	55%	65%	72%	63%
Return on Average Common Equity	12.0%	7.0%	5.4%	3.2%	7.3%	7.7%	8.4%	2.1%	6.5%	6.5%	1.0%	2.5%	8.2%	8.8%	6.4%	4.8%	6.8%	6.3%	4.1%	7.0%

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$2,002.2	$1,937.7	$1,983.3	$1,913.9	$1,947.8	$1,956.6	$1,936.0	$1,873.9	$1,944.4	$1,916.5	$1,931.3	$1,864.7	$1,881.7	$1,884.0	$1,899.5	$1,880.4	$1,913.9	$1,873.9	$1,864.7	$1,880.4
Total Average Assets	2,013.1	2,017.1	1,979.1	1,982.2	1,953.8	1,982.3	1,963.7	1,910.7	1,911.8	1,916.1	1,909.4	1,905.4	1,886.8	1,898.9	1,859.5	1,888.0	1,997.9	1,952.6	1,910.7	1,883.3
Total Deposits	827.9	814.0	850.1	845.0	865.9	866.3	851.3	865.9	906.0	914.3	944.6	930.6	933.8	938.4	955.5	968.3	845.0	865.9	930.6	968.3
Citigroup’s Stockholders’ Equity	151.4	154.8	162.9	163.5	171.0	176.4	177.4	177.8	181.8	183.9	186.8	189.0	193.4	195.9	200.8	204.3	163.5	177.8	189.0	204.3
Book Value Per Share	$52.80	$53.32	$55.97	$56.15	$58.46	$60.34	$60.56	$60.70	$61.90	$62.61	$63.59	$61.57	$62.51	$63.02	$64.49	$65.23	$56.15	$60.70	$61.57	$65.23
Tangible Book Value Per Share (2)	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75	$49.50	$49.74	$50.90	$51.81	$52.69	$51.19	$52.35	$53.10	$54.52	$55.31	$44.55	$49.74	$51.19	$55.31

Direct Staff (in thousands)	263	259	258	260	260	263	267	266	263	261	262	259	257	253	252	251	260	266	259	251

(1)     2013 Basel I capital ratios reflect the final revised U.S. market risk capital rules (Basel II.5) that were effective beginning on January 1, 2013.

(2)     Tangible book value per share is a non-GAAP financial measure.  See page 42 for a reconciliation of this measure.

Note:  Ratios and returns are calculated based on the displayed numbers.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013
Revenues
Interest revenue	$20,659	$20,188	$19,123	$18,626	$17,968	$18,378	$17,925	$17,587	$17,294	$16,686	$16,737	$16,581	$15,960	$15,840	$15,463	$15,707	$78,596	$71,858	$67,298	$62,970
Interest expense	6,370	6,427	6,162	6,098	6,032	6,415	6,030	5,732	5,578	5,343	5,026	4,665	4,330	4,158	3,952	3,737	25,057	24,209	20,612	16,177
Net interest revenue	14,289	13,761	12,961	12,528	11,936	11,963	11,895	11,855	11,716	11,343	11,711	11,916	11,630	11,682	11,511	11,970	53,539	47,649	46,686	46,793

Commissions and fees	3,575	3,148	3,171	3,450	3,274	3,460	2,937	2,819	3,057	2,992	3,219	3,316	3,435	3,293	3,061	3,152	13,344	12,490	12,584	12,941
Principal transactions	4,171	2,420	2,140	(1,001)	3,221	2,672	2,166	(601)	2,000	1,683	1,020	277	2,504	2,684	1,149	965	7,730	7,458	4,980	7,302
Administrative and other fiduciary fees	1,022	910	976	1,097	1,097	1,068	945	885	981	1,037	974	1,020	1,068	1,083	968	970	4,005	3,995	4,012	4,089
Realized gains (losses) on investments	538	523	962	388	580	583	765	69	1,925	273	615	438	450	251	63	(16)	2,411	1,997	3,251	748
Other-than-temporary impairment losses on investments and other assets (1)	(507)	(454)	(220)	(230)	(1,707)	(171)	(146)	(230)	(1,305)	(128)	(3,470)	(68)	(261)	(162)	(39)	(73)	(1,411)	(2,254)	(4,971)	(535)
Insurance premiums	734	618	637	625	650	662	636	613	612	601	597	585	590	582	556	552	2,614	2,561	2,395	2,280
Other revenue (2)	1,428	955	(107)	1,241	406	122	1,326	1,511	171	585	(960)	457	832	1,075	635	259	3,517	3,365	253	2,801
Total non-interest revenues	10,961	8,120	7,559	5,570	7,521	8,396	8,629	5,066	7,441	7,043	1,995	6,025	8,618	8,806	6,393	5,809	32,210	29,612	22,504	29,626
Total revenues, net of interest expense	25,250	21,881	20,520	18,098	19,457	20,359	20,524	16,921	19,157	18,386	13,706	17,941	20,248	20,488	17,904	17,779	85,749	77,261	69,190	76,419

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	8,322	7,908	7,600	6,793	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985	2,878	2,608	2,430	2,547	30,623	19,687	14,231	10,463
Credit reserve build / (release)	(25)	(1,439)	(1,971)	(2,227)	(3,382)	(1,980)	(1,484)	(1,505)	(1,149)	(1,016)	(1,461)	(147)	(664)	(781)	(778)	(636)	(5,662)	(8,351)	(3,773)	(2,859)
Provision for loan losses	8,297	6,469	5,629	4,566	2,813	3,069	2,936	2,518	2,709	2,475	2,436	2,838	2,214	1,827	1,652	1,911	24,961	11,336	10,458	7,604
Policyholder benefits and claims	287	213	227	238	260	219	259	234	229	214	225	219	231	200	204	195	965	972	887	830
Provision for unfunded lending commitments	(35)	(71)	26	(37)	25	(13)	43	(4)	(38)	7	(41)	56	14	(3)	103	(34)	(117)	51	(16)	80
Total provisions for credit losses and for benefits and claims	8,549	6,611	5,882	4,767	3,098	3,275	3,238	2,748	2,900	2,696	2,620	3,113	2,459	2,024	1,959	2,072	25,809	12,359	11,329	8,514

Operating Expenses
Compensation and benefits	6,147	5,946	6,103	6,176	6,392	6,650	6,205	6,367	6,362	6,105	6,113	6,539	6,335	6,075	5,828	5,729	24,372	25,614	25,119	23,967
Premises and Equipment	802	803	830	836	821	827	857	805	794	803	842	827	844	762	763	796	3,271	3,310	3,266	3,165
Technology / communication expense	1,224	1,214	1,250	1,258	1,199	1,254	1,284	1,318	1,362	1,462	1,440	1,565	1,530	1,486	1,568	1,552	4,946	5,055	5,829	6,136
Advertising and marketing expense	287	350	438	497	375	603	617	673	488	574	589	513	449	480	458	501	1,572	2,268	2,164	1,888
Other operating	2,947	3,435	2,758	3,523	3,335	3,411	3,294	3,893	3,209	3,049	3,111	4,289	3,130	3,346	3,062	3,714	12,663	13,933	13,658	13,252
Total operating expenses	11,407	11,748	11,379	12,290	12,122	12,745	12,257	13,056	12,215	11,993	12,095	13,733	12,288	12,149	11,679	12,292	46,824	50,180	50,036	48,408

Income from Continuing Operations before Income Taxes	5,294	3,522	3,259	1,041	4,237	4,339	5,029	1,117	4,042	3,697	(1,009)	1,095	5,501	6,315	4,266	3,415	13,116	14,722	7,825	19,497
Provision (benefits) for income taxes	1,041	807	686	(317)	1,198	986	1,286	105	997	718	(1,494)	(214)	1,570	2,127	1,080	1,090	2,217	3,575	7	5,867

Income from Continuing Operations	4,253	2,715	2,573	1,358	3,039	3,353	3,743	1,012	3,045	2,979	485	1,309	3,931	4,188	3,186	2,325	10,899	11,147	7,818	13,630
Discontinued Operations (3)
Income (Loss) from Discontinued Operations	(14)	14	48	92	40	(57)	(14)	(44)	23	5	(1)	(136)	(103)	51	33	(223)	140	(75)	(109)	(242)
Gain (Loss) on Sale	94	—	(784)	(12)	4	126	16	9	(1)	—	—	—	56	—	6	206	(702)	155	(1)	268
Provision (benefits) for income taxes	(127)	4	(390)	(33)	12	19	2	(21)	10	(2)	(9)	(51)	(14)	21	(53)	(198)	(546)	12	(52)	(244)
Income (Loss) from Discontinued Operations, net of taxes	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)	(33)	30	92	181	(16)	68	(58)	270

Net Income before Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071	3,403	3,743	998	3,057	2,986	493	1,224	3,898	4,218	3,278	2,506	10,883	11,215	7,760	13,900

Net Income attributable to noncontrolling interests	32	28	59	162	72	62	(28)	42	126	40	25	28	90	36	51	50	281	148	219	227
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$956	$2,931	$2,946	$468	$1,196	$3,808	$4,182	$3,227	$2,456	$10,602	$11,067	$7,541	$13,673

(1)                                      Full Year 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).

(2)                                      Full Year 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.

(3)                                      Discontinued operations primarily reflect the following:

a)                 In the fourth quarter of 2012, residual amounts related to the Egg Credit Card business and Citi Capital Advisors.

b)                 In the first quarter of 2013, residual amounts related to Citi Capital Advisors and the Egg Credit Card business.

c)                 In the second quarter of 2013, Citi executed a definitive agreement to sell its Brazil Credicard business (Credicard).  The second quarter of 2013 also includes residual amounts related to previous discontinued operations. All historical periods have been reclassified to reflect Credicard as discontinued operations.

d)                 The third quarter of 2013 also includes residual tax release amounts related to the sale of Citi’s German consumer branch business.

e)                 In the fourth quarter of 2013, Citi completed the sale of Credicard resulting in a $189 million after-tax benefit to discontinued operations.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,678	$24,709	$26,342	$27,972	$27,842	$27,766	$28,950	$28,701	$26,505	$33,927	$33,802	$36,453	$31,150	$31,145	$32,810	$29,885
Deposits with banks	163,525	160,780	150,071	162,437	163,603	156,181	159,338	155,784	183,949	155,054	170,028	102,134	143,227	158,028	172,659	169,005
Fed funds sold and securities borr’d or purch under agree. to resell	234,348	230,784	240,057	246,717	261,120	283,976	290,645	275,849	289,057	272,664	277,542	261,311	270,426	263,205	273,679	257,037
Brokerage receivables	34,001	36,872	37,138	31,213	40,901	40,695	37,992	27,777	39,443	35,340	31,077	22,490	25,235	33,484	24,976	25,674
Trading account assets	345,783	309,412	337,098	317,272	323,110	322,349	320,637	291,734	307,050	310,246	315,201	320,929	308,321	306,570	291,722	285,928
Investments
Available-for-sale and non-marketable equity securities	270,385	285,783	310,143	289,057	311,773	294,664	273,791	281,930	287,197	294,577	284,531	302,196	294,803	290,738	292,717	298,381
Held-to-maturity	46,348	31,283	30,107	29,107	15,484	14,910	12,866	11,483	10,126	11,349	10,943	10,130	10,056	9,602	10,808	10,599
Total Investments	316,733	317,066	340,250	318,164	327,257	309,574	286,657	293,413	297,323	305,926	295,474	312,326	304,859	300,340	303,525	308,980
Loans, net of unearned income
Consumer	529,022	502,917	460,589	455,184	438,429	439,939	424,212	423,340	416,103	409,127	407,752	408,671	395,176	382,152	387,822	393,831
Corporate	192,782	189,249	193,722	193,610	198,707	207,561	213,027	223,902	231,919	245,841	250,671	246,793	251,188	261,589	269,729	271,641
Loans, net of unearned income	721,804	692,166	654,311	648,794	637,136	647,500	637,239	647,242	648,022	654,968	658,423	655,464	646,364	643,741	657,551	665,472
Allowance for loan losses	(48,746)	(46,197)	(43,674)	(40,655)	(36,568)	(34,362)	(32,052)	(30,115)	(29,020)	(27,611)	(25,916)	(25,455)	(23,727)	(21,580)	(20,605)	(19,648)
Total loans, net	673,058	645,969	610,637	608,139	600,568	613,138	605,187	617,127	619,002	627,357	632,507	630,009	622,637	622,161	636,946	645,824
Goodwill	25,662	25,201	25,797	26,152	26,339	26,621	25,496	25,413	25,810	25,483	25,915	25,673	25,474	24,896	25,098	25,009
Intangible assets (other than MSRs)	8,277	7,868	7,705	7,504	7,280	7,136	6,800	6,600	6,413	6,156	5,963	5,697	5,457	4,981	4,888	5,056
Mortgage servicing rights (MSRs)	6,439	4,894	3,976	4,554	4,690	4,258	2,852	2,569	2,691	2,117	1,920	1,942	2,203	2,524	2,580	2,718
Other assets	168,709	174,101	172,800	163,778	162,433	164,932	171,438	148,911	147,180	142,181	141,873	145,660	142,736	133,348	127,308	125,266
Assets related to discontinued operations held for sale	—	—	31,409	—	2,672	—	—	—	—	—	44	36	9	3,306	3,320	—
Total assets	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	$1,935,992	$1,873,878	$1,944,423	$1,916,451	$1,931,346	$1,864,660	$1,881,734	$1,883,988	$1,899,511	$1,880,382

Liabilities
Non-interest-bearing deposits in U.S. offices	$66,796	$59,225	$64,442	$78,268	$81,839	$86,631	$103,129	$119,437	$122,305	$120,324	$133,981	$129,657	$124,487	$124,141	$130,273	$128,399
Interest-bearing deposits in U.S. offices	230,919	241,820	237,626	225,731	222,613	220,436	218,595	223,851	228,357	233,696	239,574	247,716	260,221	270,687	266,322	284,164
Total U.S. Deposits	297,715	301,045	302,068	303,999	304,452	307,067	321,724	343,288	350,662	354,020	373,555	377,373	384,708	394,828	396,595	412,563
Non-interest-bearing deposits in offices outside the U.S.	45,471	46,322	52,080	55,066	61,851	61,898	58,564	57,357	60,691	59,745	63,792	65,024	65,542	63,793	66,028	69,406
Interest-bearing deposits in offices outside the U.S.	484,728	466,584	495,947	485,903	499,560	497,345	470,993	465,291	494,659	500,543	507,297	488,163	483,512	479,806	492,837	486,304
Total International Deposits	530,199	512,906	548,027	540,969	561,411	559,243	529,557	522,648	555,350	560,288	571,089	553,187	549,054	543,599	558,865	555,710

Total deposits	827,914	813,951	850,095	844,968	865,863	866,310	851,281	865,936	906,012	914,308	944,644	930,560	933,762	938,427	955,460	968,273
Fed funds purch and securities loaned or sold under agree. to repurch.	207,911	196,112	192,065	189,558	187,825	203,843	223,612	198,373	226,008	214,851	224,370	211,236	222,053	218,252	216,387	203,512
Brokerage payables	55,041	54,774	51,517	51,749	50,394	57,245	56,093	56,696	56,966	59,133	55,376	57,013	59,299	61,705	56,992	53,707
Trading account liabilities	142,748	131,001	142,005	129,054	146,346	152,307	148,851	126,082	135,956	128,818	129,990	115,549	120,226	123,022	122,048	108,762
Short-term borrowings	96,694	92,752	87,013	78,790	78,622	72,889	65,818	54,441	55,611	58,698	49,164	52,027	48,137	58,743	58,904	58,944
Long-term debt	439,274	413,297	387,330	381,183	376,541	352,458	333,824	323,505	311,079	288,334	271,862	239,463	234,326	220,959	221,593	221,116
Other liabilities (1)	78,852	78,439	78,198	72,811	68,792	72,929	77,171	69,272	69,068	66,470	67,202	67,815	68,592	62,992	63,349	59,935
Liabilities related to discontinued operations held for sale	—	—	29,874	—	39	—	—	—	—	—	—	—	—	2,062	2,039	—
Total liabilities	$1,848,434	$1,780,326	$1,818,097	$1,748,113	$1,774,422	$1,777,981	$1,756,650	$1,694,305	$1,760,700	$1,730,612	$1,742,608	$1,673,663	$1,686,395	$1,686,162	$1,696,772	$1,674,249

Equity
Stockholders’ equity
Preferred stock	$312	$312	$312	$312	$312	$312	$312	$312	$312	$312	$312	$2,562	$3,137	$4,293	$5,243	$6,738
Common stock	29	29	29	29	29	29	29	29	29	29	29	30	31	31	31	31
Additional paid-in capital	96,685	99,277	101,161	101,287	103,004	103,475	105,562	105,804	105,787	105,962	106,203	106,391	106,661	106,876	107,030	107,193
Retained earnings	73,432	76,130	78,260	79,559	82,554	85,857	89,602	90,520	93,310	96,216	96,650	97,809	101,580	105,725	108,812	111,168
Treasury stock	(1,178)	(1,772)	(1,540)	(1,442)	(878)	(1,087)	(1,089)	(1,071)	(883)	(859)	(851)	(847)	(991)	(1,075)	(1,472)	(1,658)
Accumulated other comprehensive income (loss)	(17,859)	(19,170)	(15,309)	(16,277)	(13,984)	(12,222)	(17,044)	(17,788)	(16,735)	(17,749)	(15,566)	(16,896)	(17,059)	(19,924)	(18,798)	(19,133)
Total common equity	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	$177,060	$177,494	$181,508	$183,599	$186,465	$186,487	$190,222	$191,633	$195,603	$197,601

Total Citigroup stockholders’ equity	$151,421	$154,806	$162,913	$163,468	$171,037	$176,364	$177,372	$177,806	$181,820	$183,911	$186,777	$189,049	$193,359	$195,926	$200,846	$204,339
Noncontrolling interests	2,358	2,524	2,270	2,321	2,356	2,281	1,970	1,767	1,903	1,928	1,961	1,948	1,980	1,900	1,893	1,794
Total equity	153,779	157,330	165,183	165,789	173,393	178,645	179,342	179,573	183,723	185,839	188,738	190,997	195,339	197,826	202,739	206,133
Total liabilities and equity	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	$1,935,992	$1,873,878	$1,944,423	$1,916,451	$1,931,346	$1,864,660	$1,881,734	$1,883,988	$1,899,511	$1,880,382

(1) Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 35 for amounts by period.

Reclassified to conform to the current period’s presentation.

CITIGROUP
SEGMENT DETAIL
NET REVENUES
(In millions of dollars)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

CITICORP
Global Consumer Banking
North America	$5,626	$5,433	$5,423	$5,134	$4,908	$4,916	$5,068	$5,133	$5,167	$5,103	$5,367	$5,313	$5,110	$5,053	$4,739	$4,874	$21,616	$20,025	$20,950	$19,776
EMEA	413	377	350	389	414	403	371	341	369	358	374	384	368	364	359	358	1,529	1,529	1,485	1,449
Latin America	1,908	1,938	2,026	2,064	2,085	2,188	2,162	2,118	2,182	2,087	2,185	2,288	2,308	2,333	2,272	2,403	7,936	8,553	8,742	9,316
Asia	1,799	1,843	1,838	1,929	1,900	2,030	2,071	2,023	1,998	1,952	1,983	1,995	1,960	1,968	1,862	1,834	7,409	8,024	7,928	7,624
Total	9,746	9,591	9,637	9,516	9,307	9,537	9,672	9,615	9,716	9,500	9,909	9,980	9,746	9,718	9,232	9,469	38,490	38,131	39,105	38,165

Institutional Clients Group
North America	4,275	3,336	2,901	1,670	3,014	2,809	3,150	1,347	2,076	2,664	2,138	2,095	3,577	3,245	2,439	2,212	12,182	10,320	8,973	11,473
EMEA	3,347	2,611	2,570	1,665	2,884	2,529	3,185	2,070	2,860	2,526	2,370	2,221	2,753	3,088	2,147	2,032	10,193	10,668	9,977	10,020
Latin America	933	898	1,006	1,118	973	1,089	932	959	1,172	1,182	1,228	1,128	1,223	1,223	1,095	1,151	3,955	3,953	4,710	4,692
Asia	1,950	1,674	1,716	1,689	1,740	1,761	2,211	1,480	1,973	1,863	1,731	1,535	2,038	2,004	1,691	1,649	7,029	7,192	7,102	7,382
Total	10,505	8,519	8,193	6,142	8,611	8,188	9,478	5,856	8,081	8,235	7,467	6,979	9,591	9,560	7,372	7,044	33,359	32,133	30,762	33,567

Corporate / Other	328	643	578	124	(80)	241	283	363	483	(285)	16	(86)	6	114	42	(41)	1,673	807	128	121

Total Citicorp	20,579	18,753	18,408	15,782	17,838	17,966	19,433	15,834	18,280	17,450	17,392	16,873	19,343	19,392	16,646	16,472	73,522	71,071	69,995	71,853

Total Citi Holdings	4,671	3,128	2,112	2,316	1,619	2,393	1,091	1,087	877	936	(3,686)	1,068	905	1,096	1,258	1,307	12,227	6,190	(805)	4,566

Total Citigroup - Net Revenues	$25,250	21,881	20,520	18,098	$19,457	20,359	20,524	16,921	19,157	18,386	13,706	17,941	20,248	20,488	17,904	17,779	85,749	77,261	69,190	76,419

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit, excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (1) {CVA/DVA}	309	209	115	(1,102)	(256)	164	1,938	(40)	(1,288)	219	(776)	(485)	(319)	477	(336)	(164)	(469)	1,806	(2,330)	(342)
Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$24,941	$21,672	$20,405	$19,200	$19,713	$20,195	$18,586	$16,961	$20,445	$18,167	$14,482	$18,426	$20,567	$20,011	$18,240	$17,943	$86,218	$75,455	$71,520	$76,761

(1)              Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(2)              Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$(167)	$36	$444	$453	$882	$1,056	$1,049	$887	$1,255	$1,132	$1,234	$943	$1,074	$1,084	$894	$858	$766	$3,874	$4,564	$3,910
EMEA	19	40	10	(1)	48	24	—	(13)	(19)	6	—	(48)	1	22	13	(1)	68	59	(61)	35
Latin America	370	455	506	421	478	414	337	382	353	313	352	364	356	346	264	371	1,752	1,611	1,382	1,337
Asia	545	539	477	488	432	458	541	390	479	427	428	378	394	410	364	313	2,049	1,821	1,712	1,481
Total	767	1,070	1,437	1,361	1,840	1,952	1,927	1,646	2,068	1,878	2,014	1,637	1,825	1,862	1,535	1,541	4,635	7,365	7,597	6,763

Institutional Clients Group
North America	1,638	1,008	589	(87)	608	513	826	(336)	282	635	386	295	1,256	984	508	395	3,148	1,611	1,598	3,143
EMEA	1,294	647	777	199	1,007	595	988	410	794	662	595	416	654	1,003	374	401	2,917	3,000	2,467	2,432
Latin America	399	338	427	496	421	432	350	313	495	487	503	394	472	527	427	202	1,660	1,516	1,879	1,628
Asia	784	594	491	501	482	487	829	213	594	508	459	329	688	622	431	470	2,370	2,011	1,890	2,211
Total	4,115	2,587	2,284	1,109	2,518	2,027	2,993	600	2,165	2,292	1,943	1,434	3,070	3,136	1,740	1,468	10,095	8,138	7,834	9,414

Corporate / Other	104	281	226	(115)	(368)	(21)	38	73	(161)	(272)	91	(706)	(165)	(229)	20	(256)	496	(278)	(1,048)	(630)

Total Citicorp	4,986	3,938	3,947	2,355	3,990	3,958	4,958	2,319	4,072	3,898	4,048	2,365	4,730	4,769	3,295	2,753	15,226	15,225	14,383	15,547

Total Citi Holdings	(733)	(1,223)	(1,374)	(997)	(951)	(605)	(1,215)	(1,307)	(1,027)	(919)	(3,563)	(1,056)	(799)	(581)	(109)	(428)	(4,327)	(4,078)	(6,565)	(1,917)

Income From Continuing Operations	4,253	2,715	2,573	1,358	3,039	3,353	3,743	1,012	3,045	2,979	485	1,309	3,931	4,188	3,186	2,325	10,899	11,147	7,818	13,630
Discontinued Operations	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)	(33)	30	92	181	(16)	68	(58)	270

Net Income Attributable to Noncontrolling Interests	32	28	59	162	72	62	(28)	42	126	40	25	28	90	36	51	50	281	148	219	227

Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$956	$2,931	$2,946	$468	$1,196	$3,808	$4,182	$3,227	$2,456	$10,602	$11,067	$7,541	$13,673

CVA/DVA (after-tax) (1)	188	133	68	(680)	(158)	102	1,203	(22)	(800)	140	(485)	(301)	(198)	293	(208)	(100)	(291)	1,125	(1,446)	(213)

Total Citigroup - Net Income - Excluding CVA/DVA (2)	$4,240	$2,564	$2,100	$1,989	$3,157	$3,239	$2,568	$978	$3,731	$2,806	$953	$1,497	$4,006	$3,889	$3,435	$2,556	$10,893	$9,942	$8,987	$13,886

(1)                   Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(2)                   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013
Revenues
Net interest revenue	$11,662	$11,489	$11,086	$11,177	$10,893	$10,917	$11,112	$11,001	$11,007	$10,748	$11,031	$11,281	$10,877	$10,898	$10,735	$11,099	$45,414	$43,923	$44,067	$43,609
Non-interest revenue	8,917	7,264	7,322	4,605	6,945	7,049	8,321	4,833	7,273	6,702	6,361	5,592	8,466	8,494	5,911	5,373	28,108	27,148	25,928	28,244
Total revenues, net of interest expense	20,579	18,753	18,408	15,782	17,838	17,966	19,433	15,834	18,280	17,450	17,392	16,873	19,343	19,392	16,646	16,472	73,522	71,071	69,995	71,853

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	4,538	4,263	4,140	3,724	3,177	2,884	2,539	2,511	2,124	2,162	2,090	2,013	1,948	1,838	1,795	1,812	16,665	11,111	8,389	7,393
Credit reserve build / (release)	(365)	(838)	(937)	(1,028)	(1,824)	(1,405)	(952)	(893)	(599)	(766)	(664)	(193)	(317)	(301)	(104)	(104)	(3,168)	(5,074)	(2,222)	(826)
Provision for loan losses	4,173	3,425	3,203	2,696	1,353	1,479	1,587	1,618	1,525	1,396	1,426	1,820	1,631	1,537	1,691	1,708	13,497	6,037	6,167	6,567
Provision for benefits & claims	53	37	43	51	56	36	55	46	58	49	65	64	63	46	51	52	184	193	236	212
Provision for unfunded lending commitments	(9)	(26)	—	—	4	(5)	46	47	(12)	26	(25)	51	18	(10)	108	(26)	(35)	92	40	90
Total provisions for credit losses and for benefits and claims	4,217	3,436	3,246	2,747	1,413	1,510	1,688	1,711	1,571	1,471	1,466	1,935	1,712	1,573	1,850	1,734	13,646	6,322	6,443	6,869

Total operating expenses	9,481	9,915	9,751	10,535	10,720	11,116	10,792	11,213	10,993	10,750	10,906	12,124	10,771	10,585	10,283	10,799	39,682	43,841	44,773	42,438

Income from Continuing Operations before Income Taxes	6,881	5,402	5,411	2,500	5,705	5,340	6,953	2,910	5,716	5,229	5,020	2,814	6,860	7,234	4,513	3,939	20,194	20,908	18,779	22,546
Provision for income taxes	1,895	1,464	1,464	145	1,715	1,382	1,995	591	1,644	1,331	972	449	2,130	2,465	1,218	1,186	4,968	5,683	4,396	6,999

Income from Continuing Operations	4,986	3,938	3,947	2,355	3,990	3,958	4,958	2,319	4,072	3,898	4,048	2,365	4,730	4,769	3,295	2,753	15,226	15,225	14,383	15,547

Income (loss) from Discontinued Operations, net of taxes	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)	(33)	30	92	181	(16)	68	(58)	270

Noncontrolling interests	21	20	(21)	54	11	12	(35)	41	124	39	25	28	85	35	45	46	74	29	216	211
Citicorp’s Net Income	$5,172	$3,928	$3,622	$2,414	$4,011	$3,996	$4,993	$2,264	$3,960	$3,866	$4,031	$2,252	$4,612	$4,764	$3,342	$2,888	$15,136	$15,264	$14,109	$15,606

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,544	$1,518	$1,606	$1,601	$1,653	$1,692	$1,689	$1,649	$1,735	$1,725	$1,760	$1,709	$1,733	$1,753	$1,778	$1,763	$1,601	$1,649	$1,709	$1,763

Average Assets	$1,543	$1,573	$1,572	$1,622	$1,649	$1,707	$1,704	$1,675	$1,689	$1,714	$1,725	$1,739	$1,734	$1,756	$1,735	$1,769	$1,578	$1,684	$1,717	$1,749
Return on Average Assets	1.36%	1.00%	0.91%	0.59%	0.99%	0.94%	1.16%	0.54%	0.94%	0.91%	0.93%	0.52%	1.08%	1.09%	0.76%	0.65%	0.96%	0.91%	0.82%	0.89%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	46%	53%	53%	67%	60%	62%	56%	71%	60%	62%	63%	72%	56%	55%	62%	66%	54%	62%	64%	59%
Total EOP Loans	$424	$422	$436	$450	$457	$480	$483	$507	$514	$527	$537	$540	$539	$544	$561	$573	$450	$507	$540	$573
Total EOP Deposits	$748	$737	$772	$769	$792	$796	$783	$804	$843	$852	$878	$863	$868	$874	$914	$932	$769	$804	$863	$932

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING

(In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Net Interest Revenue	$7,517	$7,307	$7,160	$7,229	$7,161	$7,221	$7,321	$7,228	$7,159	$7,005	$7,199	$7,302	$7,166	$7,067	$7,100	$7,315	$29,213	$28,931	$28,665	$28,648
Non-Interest Revenue	2,229	2,284	2,477	2,287	2,146	2,316	2,351	2,387	2,557	2,495	2,710	2,678	2,580	2,651	2,132	2,154	9,277	9,200	10,440	9,517
Total Revenues, Net of Interest Expense	9,746	9,591	9,637	9,516	9,307	9,537	9,672	9,615	9,716	9,500	9,909	9,980	9,746	9,718	9,232	9,469	38,490	38,131	39,105	38,165
Total Operating Expenses	4,602	4,595	4,611	4,947	5,047	5,308	5,330	5,540	5,222	5,323	5,413	5,914	5,352	5,285	5,189	5,361	18,755	21,225	21,872	21,187
Net Credit Losses	4,436	4,221	3,849	3,586	2,966	2,734	2,451	2,338	2,181	2,039	1,948	1,939	1,909	1,785	1,730	1,787	16,092	10,489	8,107	7,211
Credit Reserve Build / (Release)	(192)	(606)	(910)	(836)	(1,429)	(1,349)	(983)	(754)	(756)	(753)	(515)	(152)	(340)	(237)	(85)	(7)	(2,544)	(4,515)	(2,176)	(669)
Provision for Unfunded Lending Commitments	1	(4)	—	—	—	3	—	—	(1)	—	1	—	15	9	15	(2)	(3)	3	—	37
Provision for Benefits & Claims	53	36	44	51	55	36	56	45	58	50	65	64	63	46	51	52	184	192	237	212
Provision for Loan Losses and for Benefits and Claims	4,298	3,647	2,983	2,801	1,592	1,424	1,524	1,629	1,482	1,336	1,499	1,851	1,647	1,603	1,711	1,830	13,729	6,169	6,168	6,791
Income from Continuing Operations before Taxes	846	1,349	2,043	1,768	2,668	2,805	2,818	2,446	3,012	2,841	2,997	2,215	2,747	2,830	2,332	2,278	6,006	10,737	11,065	10,187
Income Taxes	79	279	606	407	828	853	891	800	944	963	983	578	922	968	797	737	1,371	3,372	3,468	3,424
Income from Continuing Operations	767	1,070	1,437	1,361	1,840	1,952	1,927	1,646	2,068	1,878	2,014	1,637	1,825	1,862	1,535	1,541	4,635	7,365	7,597	6,763
Noncontrolling Interests	(5)	—	(4)	—	(2)	3	1	(2)	1	(1)	3	—	5	6	4	2	(9)	—	3	17
Net Income	$772	$1,070	$1,441	$1,361	$1,842	$1,949	$1,926	$1,648	$2,067	$1,879	$2,011	$1,637	$1,820	$1,856	$1,531	$1,539	$4,644	$7,365	$7,594	$6,746
Average Assets (in billions of dollars)	$353	$347	$352	$361	$367	$378	$380	$381	$386	$382	$389	$395	$400	$391	$391	$399	$353	$377	$388	$395
Return on Average Assets (1)	0.89%	1.25%	1.64%	1.51%	2.06%	2.09%	2.03%	1.74%	2.18%	2.00%	2.08%	1.66%	1.86%	1.90%	1.55%	1.53%	1.33%	1.98%	1.98%	1.72%
Efficiency Ratio	47%	48%	48%	52%	54%	56%	55%	58%	54%	56%	55%	59%	55%	54%	56%	57%	49%	56%	56%	56%

Net Credit Losses as a % of Average Loans (1)	6.78%	6.55%	5.86%	5.37%	4.45%	3.98%	3.50%	3.32%	3.05%	2.90%	2.72%	2.66%	2.67%	2.54%	2.41%	2.40%	6.22%	3.85%	2.87%	2.53%

Revenue by Business
Retail Banking	$3,855	$3,953	$4,043	$4,139	$3,966	$4,178	$4,203	$4,175	$4,544	$4,423	$4,620	$4,580	$4,532	$4,542	$3,928	$3,939	$15,990	$16,522	$18,167	$16,941
Cards (2)	5,891	5,638	5,594	5,377	5,341	5,359	5,469	5,440	5,172	5,077	5,289	5,400	5,214	5,176	5,304	5,530	22,500	21,609	20,938	21,224
Total	$9,746	$9,591	$9,637	$9,516	$9,307	$9,537	$9,672	$9,615	$9,716	$9,500	$9,909	$9,980	$9,746	$9,718	$9,232	$9,469	$38,490	$38,131	$39,105	$38,165

Net Credit Losses by Business
Retail Banking	$294	$306	$336	$345	$281	$302	$298	$309	$282	$276	$325	$375	$338	$299	$336	$370	$1,281	$1,190	$1,258	$1,343
Cards (2)	4,142	3,915	3,513	3,241	2,685	2,432	2,153	2,029	1,899	1,763	1,623	1,564	1,571	1,486	1,394	1,417	14,811	9,299	6,849	5,868
Total	$4,436	$4,221	$3,849	$3,586	$2,966	$2,734	$2,451	$2,338	$2,181	$2,039	$1,948	$1,939	$1,909	$1,785	$1,730	$1,787	$16,092	$10,489	$8,107	$7,211

Income (loss) from Continuing Operations by Business
Retail Banking	$766	$801	$732	$686	$643	$597	$594	$550	$763	$741	$736	$554	$667	$665	$257	$318	$2,985	$2,384	$2,794	$1,907
Cards (2)	1	269	705	675	1,197	1,355	1,333	1,096	1,305	1,137	1,278	1,083	1,158	1,197	1,278	1,223	1,650	4,981	4,803	4,856
Total	$767	$1,070	$1,437	$1,361	$1,840	$1,952	$1,927	$1,646	$2,068	$1,878	$2,014	$1,637	$1,825	$1,862	$1,535	$1,541	$4,635	$7,365	$7,597	$6,763

FX Translation Impact:
Total Revenue - as Reported	$9,746	$9,591	$9,637	$9,516	$9,307	$9,537	$9,672	$9,615	$9,716	$9,500	$9,909	$9,980	$9,746	$9,718	$9,232	$9,469	$38,490	$38,131	$39,105	$38,165
Impact of FX Translation (3)	(118)	(102)	(140)	(230)	(302)	(418)	(279)	(98)	(207)	(59)	(114)	(157)	(180)	(108)	13	—	(695)	(896)	(286)	—
Total Revenues - Ex-FX (4)	$9,628	$9,489	$9,497	$9,286	$9,005	$9,119	$9,393	$9,517	$9,509	$9,441	$9,795	$9,823	$9,566	$9,610	$9,245	$9,469	$37,795	$37,235	$38,819	$38,165

Total Operating Expenses - as Reported	$4,602	$4,595	$4,611	$4,947	$5,047	$5,308	$5,330	$5,540	$5,222	$5,323	$5,413	$5,914	$5,352	$5,285	$5,189	$5,361	$18,755	$21,225	$21,872	$21,187
Impact of FX Translation (3)	(85)	(82)	(111)	(187)	(210)	(288)	(197)	(96)	(146)	(56)	(79)	(115)	(100)	(47)	9	—	(524)	(655)	(254)	—
Total Operating Expenses - Ex-FX (4)	$4,517	$4,513	$4,500	$4,760	$4,837	$5,020	$5,133	$5,444	$5,076	$5,267	$5,334	$5,799	$5,252	$5,238	$5,198	$5,361	$18,231	$20,570	$21,618	$21,187

Total Provisions for LLR & PBC - as Reported	$4,298	$3,647	$2,983	$2,801	$1,592	$1,424	$1,524	$1,629	$1,482	$1,336	$1,499	$1,851	$1,647	$1,603	$1,711	$1,830	$13,729	$6,169	$6,168	$6,791
Impact of FX Translation (3)	(33)	(4)	(10)	(36)	(35)	(69)	(49)	(17)	(39)	—	(21)	(28)	(38)	(22)	3	—	(89)	(146)	(40)	—
Total Provisions for LLR & PBC - Ex-FX (4)	$4,265	$3,643	$2,973	$2,765	$1,557	$1,355	$1,475	$1,612	$1,443	$1,336	$1,478	$1,823	$1,609	$1,581	$1,714	$1,830	$13,640	$6,023	$6,128	$6,791

Net Income - as Reported	$772	$1,070	$1,441	$1,361	$1,842	$1,949	$1,926	$1,648	$2,067	$1,879	$2,011	$1,637	$1,820	$1,856	$1,531	$1,539	$4,644	$7,365	$7,594	$6,746
Impact of FX Translation (3)	(3)	(14)	(6)	7	(20)	(72)	(36)	(17)	(24)	—	(12)	—	(25)	(22)	(7)	—	(52)	(107)	10	—
Net Income - Ex-FX (4)	$769	$1,056	$1,435	$1,368	$1,822	$1,877	$1,890	$1,631	$2,043	$1,879	$1,999	$1,637	$1,795	$1,834	$1,524	$1,539	$4,592	$7,258	$7,604	$6,746

(1) Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations. See page 15 for the historically adjusted Latin America amounts related to Credicard.

(2) Includes both Citi-Branded Cards and Citi Retail Services.

(3) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(4) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	4,167	4,166	4,173	4,206	4,205	4,212	4,192	4,203	4,150	4,082	4,069	4,008	3,916	3,816	3,777	3,729
Accounts (in millions)	60.5	60.5	60.9	60.7	61.0	61.8	62.4	62.3	64.1	65.2	65.2	65.0	64.8	64.9	64.7	64.4
Average Deposits	$293.8	$295.7	$300.0	$305.1	$309.8	$317.0	$315.5	$313.4	$318.3	$317.1	$323.7	$327.7	$329.5	$325.5	$323.7	$328.8
Investment Sales	$19.7	$20.0	$19.9	$26.4	$23.8	$22.4	$19.6	$16.4	$21.6	$19.5	$23.5	$23.1	$27.7	$28.0	$23.7	$23.4
Investment AUMs	$127.3	$122.5	$131.2	$137.0	$141.2	$146.1	$129.0	$132.0	$143.7	$140.0	$150.4	$153.4	$163.3	$156.3	$161.1	$166.4
Average Loans	$107.9	$107.2	$109.5	$113.3	$119.8	$127.1	$129.2	$131.4	$139.0	$138.3	$140.8	$144.3	$146.7	$144.7	$146.9	$150.8
EOP Loans:
Real Estate Lending	$56.1	$54.7	$56.5	$59.4	$64.0	$66.9	$67.1	$70.8	$73.8	$73.2	$74.9	$76.0	$76.5	$73.8	$76.4	$78.0
Commercial Markets	29.7	29.9	31.4	32.9	34.7	37.2	36.3	36.2	37.5	37.0	38.2	38.9	40.1	40.6	41.0	41.9
Personal and Other	23.0	22.5	23.9	23.8	24.8	25.4	24.5	27.0	28.4	28.5	29.9	30.6	31.1	30.5	30.6	31.7
EOP Loans	$108.8	$107.1	$111.8	$116.1	$123.5	$129.5	$127.9	$134.0	$139.7	$138.7	$143.0	$145.5	$147.7	$144.9	$148.0	$151.6

Net Interest Revenue (in millions) (1)	$2,589	$2,593	$2,539	$2,646	$2,674	$2,735	$2,755	$2,739	$2,774	$2,711	$2,732	$2,750	$2,700	$2,644	$2,552	$2,554
As a % of Average Loans	9.73%	9.70%	9.20%	9.27%	9.05%	8.63%	8.46%	8.27%	8.03%	7.88%	7.72%	7.58%	7.46%	7.33%	6.89%	6.72%

Net Credit Losses (in millions)	$294	$306	$336	$345	$281	$302	$298	$309	$282	$276	$325	$375	$338	$299	$336	$370
As a % of Average Loans	1.11%	1.14%	1.22%	1.21%	0.95%	0.95%	0.92%	0.93%	0.82%	0.80%	0.92%	1.03%	0.93%	0.83%	0.91%	0.97%
Loans 90+ Days Past Due (in millions) (2)	$817	$815	$843	$761	$801	$812	$794	$769	$843	$869	$882	$879	$874	$849	$872	$952
As a % of EOP Loans	0.75%	0.76%	0.76%	0.66%	0.65%	0.63%	0.63%	0.58%	0.61%	0.63%	0.62%	0.61%	0.60%	0.59%	0.59%	0.63%
Loans 30-89 Days Past Due (in millions) (2)	$1,311	$1,201	$1,277	$1,148	$1,143	$1,088	$977	$1,040	$1,032	$1,049	$1,154	$1,112	$1,191	$1,085	$1,109	$1,049
As a % of EOP Loans	1.20%	1.12%	1.15%	1.00%	0.93%	0.85%	0.77%	0.78%	0.75%	0.76%	0.81%	0.77%	0.81%	0.76%	0.76%	0.70%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3) (4)
EOP Open Accounts	142.5	140.2	139.9	139.6	137.4	137.2	137.0	137.6	135.0	134.1	133.8	133.8	133.0	128.3	141.8	141.8
Purchase Sales (in billions)	$75.2	$81.9	$82.5	$89.8	$79.0	$88.4	$87.7	$92.9	$83.3	$88.3	$87.7	$94.8	$83.9	$91.2	$90.2	$99.3

Average Loans (in billions) (5)	$157.3	$151.2	$151.2	$151.8	$150.3	$148.4	$148.5	$148.4	$148.3	$144.1	$144.5	$145.2	$143.8	$137.5	$138.3	$145.1
EOP Loans (in billions) (5)	$153.8	$151.8	$152.5	$156.9	$147.5	$150.5	$147.5	$153.4	$146.2	$145.4	$145.9	$149.6	$141.7	$138.5	$144.7	$150.4
Average Yield (6)	15.65%	15.14%	14.66%	14.31%	14.23%	14.09%	13.99%	13.80%	13.77%	13.61%	13.64%	13.64%	13.75%	13.62%	13.87%	13.39%
Net Interest Revenue (7)	$4,928	$4,714	$4,621	$4,583	$4,487	$4,486	$4,566	$4,489	$4,385	$4,294	$4,467	$4,552	$4,466	$4,423	$4,548	$4,761
As a % of Average Loans (7)	12.90%	12.72%	12.35%	12.21%	12.38%	12.42%	12.49%	12.28%	12.20%	12.27%	12.58%	12.75%	12.88%	12.90%	13.05%	13.02%
Net Credit Losses	$4,142	$3,915	$3,513	$3,241	$2,685	$2,432	$2,153	$2,029	$1,899	$1,763	$1,623	$1,564	$1,571	$1,486	$1,394	$1,417
As a % of Average Loans	10.84%	10.56%	9.39%	8.64%	7.41%	6.73%	5.89%	5.55%	5.28%	5.04%	4.57%	4.38%	4.53%	4.33%	4.00%	3.87%
Net Credit Margin (8)	$1,733	$1,708	$2,069	$2,122	$2,639	$2,913	$3,298	$3,396	$3,259	$3,295	$3,648	$3,818	$3,629	$3,678	$3,892	$4,097
As a % of Average Loans (8)	4.54%	4.61%	5.53%	5.65%	7.28%	8.06%	9.02%	9.29%	9.06%	9.41%	10.27%	10.70%	10.47%	10.73%	11.16%	11.20%
Loans 90+ Days Past Due	$5,039	$4,477	$4,040	$3,693	$3,285	$2,893	$2,622	$2,637	$2,499	$2,221	$2,142	$2,202	$2,078	$1,795	$1,827	$2,021
As a % of EOP Loans	3.28%	2.95%	2.65%	2.35%	2.23%	1.92%	1.78%	1.72%	1.71%	1.53%	1.47%	1.47%	1.47%	1.30%	1.26%	1.34%
Loans 30-89 Days Past Due	$4,940	$4,392	$4,160	$3,866	$3,502	$3,205	$3,072	$3,035	$2,694	$2,400	$2,385	$2,397	$2,198	$1,882	$2,106	$2,171
As a % of EOP Loans	3.21%	2.89%	2.73%	2.46%	2.37%	2.13%	2.08%	1.98%	1.84%	1.65%	1.63%	1.60%	1.55%	1.36%	1.46%	1.44%

(1)      Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)      The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See Note 1 on North America Global Consumer Banking on page 10.

(3)      Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations. See page 15 for the historically adjusted Latin America amounts related to Credicard.

(4)      Includes the impact of adding approximately 13 million credit card accounts and $7 billion of loans related to the previously announced acquisition of Best Buy’s U.S. credit card portfolio in the third quarter of 2013.

(5)      Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(6)      Average yield is gross interest revenue earned divided by average loans.

(7)      Net interest revenue includes certain fees that are recorded as interest revenue.

(8)      Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

																Full	Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Net Interest Revenue	$4,678	$4,455	$4,355	$4,274	$4,173	$4,159	$4,235	$4,217	$4,094	$4,002	$4,149	$4,215	$4,151	$4,065	$4,136	$4,306	$17,762	$16,784	$16,460	$16,658
Non-Interest Revenue	948	978	1,068	860	735	757	833	916	1,073	1,101	1,218	1,098	959	988	603	568	3,854	3,241	4,490	3,118
Total Revenues, Net of Interest Expense	5,626	5,433	5,423	5,134	4,908	4,916	5,068	5,133	5,167	5,103	5,367	5,313	5,110	5,053	4,739	4,874	21,616	20,025	20,950	19,776
Total Operating Expenses	2,276	2,123	2,060	2,182	2,330	2,384	2,461	2,725	2,411	2,522	2,533	2,738	2,495	2,450	2,423	2,482	8,641	9,900	10,204	9,850
Net Credit Losses	3,616	3,480	3,148	2,888	2,372	2,136	1,854	1,739	1,629	1,511	1,351	1,265	1,255	1,190	1,083	1,106	13,132	8,101	5,756	4,634
Credit Reserve Build / (Release)	2	(208)	(492)	(621)	(1,201)	(1,240)	(955)	(785)	(841)	(814)	(519)	(215)	(370)	(351)	(228)	(87)	(1,319)	(4,181)	(2,389)	(1,036)
Provision for Unfunded Lending Commitments	—	—	—	—	—	(1)	(1)	1	—	—	1	—	—	—	3	3	—	(1)	1	6
Provision for Benefits & Claims	17	14	12	14	17	14	18	13	14	19	19	18	14	13	17	16	57	62	70	60
Provision for Loan Losses and for Benefits and Claims	3,635	3,286	2,668	2,281	1,188	909	916	968	802	716	852	1,068	899	852	875	1,038	11,870	3,981	3,438	3,664
Income from Continuing Operations before Taxes	(285)	24	695	671	1,390	1,623	1,691	1,440	1,954	1,865	1,982	1,507	1,716	1,751	1,441	1,354	1,105	6,144	7,308	6,262
Income Taxes (benefits)	(118)	(12)	251	218	508	567	642	553	699	733	748	564	642	667	547	496	339	2,270	2,744	2,352
Income from Continuing Operations	(167)	36	444	453	882	1,056	1,049	887	1,255	1,132	1,234	943	1,074	1,084	894	858	766	3,874	4,564	3,910
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—	1	—	—	1	—	1	—	—	1	2
Net Income	$(167)	$36	$444	$453	$882	$1,056	$1,049	$887	$1,255	$1,132	$1,233	$943	$1,074	$1,083	$894	$857	$766	$3,874	$4,563	$3,908
Average Assets (in billions of dollars)	$168	$160	$161	$164	$162	$162	$167	$171	$169	$171	$174	$175	$176	$172	$173	$178	$163	$166	$172	$175
Return on Average Assets	(0.40)%	0.09%	1.09%	1.10%	2.21%	2.61%	2.49%	2.06%	2.99%	2.66%	2.82%	2.14%	2.47%	2.53%	2.05%	1.91%	0.47%	2.33%	2.65%	2.23%
Efficiency Ratio	40%	39%	38%	43%	47%	48%	49%	53%	47%	49%	47%	52%	49%	48%	51%	51%	40%	49%	49%	50%

Net Credit Losses as a % of Average Loans	9.30%	9.29%	8.44%	7.81%	6.56%	5.90%	4.99%	4.60%	4.32%	4.07%	3.60%	3.35%	3.40%	3.29%	2.88%	2.82%	8.71%	5.50%	3.83%	3.09%

Revenue by Business
Retail Banking	$1,281	$1,324	$1,374	$1,353	$1,188	$1,253	$1,284	$1,392	$1,630	$1,651	$1,739	$1,667	$1,573	$1,592	$1,124	$1,087	$5,332	$5,117	$6,687	$5,376
Citi-Branded Cards	2,553	2,405	2,404	2,243	2,181	2,151	2,170	2,139	2,046	1,988	2,087	2,113	2,026	1,978	2,087	2,120	9,605	8,641	8,234	8,211
Citi Retail Services	1,792	1,704	1,645	1,538	1,539	1,512	1,614	1,602	1,491	1,464	1,541	1,533	1,511	1,483	1,528	1,667	6,679	6,267	6,029	6,189
Total	$5,626	$5,433	$5,423	$5,134	$4,908	$4,916	$5,068	$5,133	$5,167	$5,103	$5,367	$5,313	$5,110	$5,053	$4,739	$4,874	$21,616	$20,025	$20,950	$19,776

Net Credit Losses by Business
Retail Banking	$75	$80	$90	$96	$88	$79	$65	$70	$62	$62	$72	$51	$55	$44	$38	$47	$341	$302	$247	$184
Citi-Branded Cards	2,084	2,048	1,880	1,671	1,352	1,231	1,099	986	902	840	745	700	692	665	610	588	7,683	4,668	3,187	2,555
Citi Retail Services	1,457	1,352	1,178	1,121	932	826	690	683	665	609	534	514	508	481	435	471	5,108	3,131	2,322	1,895
Total	$3,616	$3,480	$3,148	$2,888	$2,372	$2,136	$1,854	$1,739	$1,629	$1,511	$1,351	$1,265	$1,255	$1,190	$1,083	$1,106	$13,132	$8,101	$5,756	$4,634

Income (loss) from Continuing Operations by Business
Retail Banking	$147	$190	$189	$176	$68	$80	$103	$145	$306	$309	$314	$207	$212	$257	$(37)	$(21)	$702	$396	$1,136	$411
Citi-Branded Cards	(151)	(154)	(28)	218	453	571	552	477	584	405	546	453	432	440	548	522	(115)	2,053	1,988	1,942
Citi Retail Services	(163)	—	283	59	361	405	394	265	365	418	374	283	430	387	383	357	179	1,425	1,440	1,557
Total	$(167)	$36	$444	$453	$882	$1,056	$1,049	$887	$1,255	$1,132	$1,234	$943	$1,074	$1,084	$894	$858	$766	$3,874	$4,564	$3,910

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,003	1,002	1,000	1,001	1,000	1,002	1,005	1,016	1,020	1,015	1,017	999	981	983	983	983
Accounts (in millions)	13.6	13.4	13.3	13.1	13.0	12.9	12.9	12.7	12.5	12.5	12.4	12.4	12.2	12.0	12.1	12.0
Investment Sales	$2.4	$2.7	$2.4	$2.9	$3.1	$2.7	$2.6	$2.2	$2.4	$2.4	$2.8	$2.9	$4.0	$3.9	$3.1	$3.3
Investment AUMs	$32.6	$28.8	$29.8	$30.4	$29.9	$30.8	$28.3	$29.4	$31.1	$28.9	$29.9	$29.9	$31.6	$31.4	$32.3	$33.8

Average Deposits	$144.3	$145.5	$145.0	$144.7	$143.7	$144.5	$145.5	$147.2	$149.4	$151.6	$154.4	$160.0	$163.8	$165.1	$166.5	$168.6

Average Loans	$32.2	$30.7	$29.7	$29.6	$31.9	$33.6	$35.2	$37.3	$40.5	$41.1	$41.3	$42.2	$43.2	$41.0	$42.9	$43.8

EOP Loans:
Real Estate Lending	$24.3	$23.1	$22.3	$23.4	$25.8	$27.2	$29.0	$31.4	$32.6	$32.6	$33.0	$33.7	$33.9	$32.2	$33.6	$34.3
Commercial Markets	5.8	5.7	5.8	6.0	6.0	6.2	6.3	6.4	6.9	7.2	7.4	7.9	8.2	8.4	8.5	8.7
Personal and Other	1.4	1.4	1.3	1.3	1.2	1.1	1.2	1.1	1.1	1.1	1.1	1.1	1.0	1.1	1.1	1.1
Total EOP Loans	$31.5	$30.2	$29.4	$30.7	$33.0	$34.5	$36.5	$38.9	$40.6	$40.9	$41.5	$42.7	$43.1	$41.7	$43.2	$44.1

Mortgage Originations	$10.3	$11.2	$18.6	$21.8	$14.1	$11.0	$17.0	$21.4	$14.3	$12.9	$14.5	$16.8	$18.0	$17.2	$14.5	$8.3

Third Party Mortgage Servicing Portfolio (EOP)	$191.2	$190.8	$191.4	$191.9	$196.0	$196.5	$196.6	$197.9	$196.7	$190.8	$184.9	$177.2	$175.8	$177.9	$180.3	$180.6

Net Servicing & Gain/(Loss) on Sale (in millions)	$207.8	$271.7	$344.3	$282.4	$129.0	$126.5	$186.5	$295.0	$532.6	$637.0	$684.2	$614.5	$561.6	$588.5	$167.0	$142.9

Saleable Mortgage Rate Locks	$9.8	$12.3	$19.1	$13.4	$9.3	$9.5	$16.5	$16.2	$12.1	$11.5	$15.8	$12.7	$14.3	$13.0	$7.1	$4.5

Net Interest Revenue on Loans (in millions)	$168	$163	$164	$134	$169	$179	$176	$185	$190	$197	$210	$239	$243	$242	$232	$234
As a % of Avg. Loans	2.12%	2.13%	2.19%	1.80%	2.15%	2.14%	1.98%	1.97%	1.89%	1.93%	2.02%	2.25%	2.28%	2.37%	2.15%	2.12%

Net Credit Losses (in millions)	$75	$80	$90	$96	$88	$79	$65	$70	$62	$62	$72	$51	$55	$44	$38	$47
As a % of Avg. Loans	0.94%	1.05%	1.20%	1.29%	1.12%	0.94%	0.73%	0.74%	0.62%	0.61%	0.69%	0.48%	0.52%	0.43%	0.35%	0.43%

Loans 90+ Days Past Due (in millions) (1)	$139	$190	$221	$228	$241	$211	$232	$235	$260	$294	$291	$280	$282	$285	$277	$257
As a % of EOP Loans	0.44%	0.63%	0.77%	0.76%	0.75%	0.63%	0.66%	0.63%	0.66%	0.74%	0.72%	0.68%	0.68%	0.71%	0.66%	0.60%
Loans 30-89 Days Past Due (in millions) (1)	$238	$235	$243	$212	$185	$209	$218	$213	$183	$215	$230	$223	$226	$217	$209	$205
As a % of EOP Loans	0.76%	0.78%	0.85%	0.71%	0.58%	0.62%	0.62%	0.57%	0.47%	0.54%	0.57%	0.54%	0.54%	0.54%	0.50%	0.48%

(1)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were, $742 million and ($1.4 billion), $736 million and ($1.5 billion), $728 million and ($1.3 billion), $733 million and ($1.3 billion) and $690 million and ($1.2 billion), as of December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $122 million and ($1.4 billion), $121 million and ($1.5 billion), $144 million and ($1.3 billion), $146 million and ($1.3 billion) and $141 million and ($1.2 billion), as of December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013,  respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	22.4	21.9	21.8	21.8	21.7	21.8	22.2	22.6	22.7	22.9	23.1	23.2	23.4	23.6	23.8	23.9
Purchase Sales (in billions)	$37.1	$40.3	$39.9	$41.4	$37.2	$40.8	$40.5	$42.1	$38.2	$40.8	$40.3	$41.6	$38.2	$41.9	$41.7	$43.4

Average Loans (in billions) (1)	$80.5	$77.4	$77.3	$76.5	$75.1	$73.6	$74.0	$74.4	$73.5	$71.7	$71.5	$71.1	$69.7	$68.4	$68.4	$68.2

EOP Loans (in billions) (1)	$79.0	$78.5	$77.9	$78.8	$74.5	$75.0	$75.1	$77.2	$72.7	$72.7	$72.2	$72.9	$69.2	$69.3	$68.8	$70.5

Average Yield (2)	13.01%	12.26%	11.67%	11.33%	11.14%	10.50%	10.35%	10.13%	10.19%	9.96%	9.94%	10.02%	10.23%	10.11%	10.22%	10.33%
Net Interest Revenue (3)	$2,117	$1,955	$1,943	$1,932	$1,807	$1,732	$1,738	$1,708	$1,670	$1,609	$1,664	$1,687	$1,649	$1,645	$1,690	$1,708
As a % of Avg. Loans (3)	10.67%	10.13%	9.97%	10.02%	9.76%	9.44%	9.32%	9.11%	9.14%	9.03%	9.26%	9.44%	9.59%	9.65%	9.80%	9.94%
Net Credit Losses	$2,084	$2,048	$1,880	$1,671	$1,352	$1,231	$1,099	$986	$902	$840	$745	$700	$692	$665	$610	$588
As a % of Average Loans	10.50%	10.61%	9.65%	8.67%	7.30%	6.71%	5.89%	5.26%	4.94%	4.71%	4.15%	3.92%	4.03%	3.90%	3.54%	3.42%
Net Credit Margin (4)	$462	$352	$517	$567	$824	$916	$1,064	$1,147	$1,140	$1,142	$1,334	$1,405	$1,329	$1,310	$1,470	$1,527
As a % of Avg. Loans (4)	2.33%	1.82%	2.65%	2.94%	4.45%	4.99%	5.70%	6.12%	6.24%	6.41%	7.42%	7.86%	7.73%	7.68%	8.53%	8.88%
Loans 90+ Days Past Due	$2,304	$2,130	$1,807	$1,597	$1,435	$1,214	$1,063	$1,016	$982	$830	$760	$786	$732	$663	$628	$681
As a % of EOP Loans	2.92%	2.71%	2.32%	2.03%	1.93%	1.62%	1.42%	1.32%	1.35%	1.14%	1.05%	1.08%	1.06%	0.96%	0.91%	0.97%
Loans 30-89 Days Past Due	$2,144	$1,828	$1,687	$1,540	$1,335	$1,142	$1,106	$1,078	$887	$744	$744	$771	$679	$588	$650	$661
As a % of EOP Loans	2.71%	2.33%	2.17%	1.95%	1.79%	1.52%	1.47%	1.40%	1.22%	1.02%	1.03%	1.06%	0.98%	0.85%	0.94%	0.94%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1) (5)
EOP Open Accounts	90.9	89.3	88.5	87.8	85.5	84.8	83.6	83.6	80.9	79.9	79.3	78.9	77.8	76.1	89.7	90.0
Purchase Sales (in billions)	$15.8	$18.4	$17.7	$20.5	$15.2	$18.5	$17.7	$20.5	$15.5	$18.1	$17.5	$20.4	$15.3	$18.3	$18.1	$23.3

Average Loans (in billions) (1)	$45.0	$42.1	$41.0	$40.7	$39.6	$38.1	$38.1	$38.3	$37.6	$36.5	$36.5	$37.0	$36.7	$35.8	$37.8	$43.6
EOP Loans (in billions) (1)	$42.9	$41.7	$40.8	$42.2	$37.4	$38.3	$37.9	$39.9	$36.7	$36.6	$36.6	$38.6	$35.4	$36.0	$43.0	$46.3

Average Yield (2)	18.57%	18.66%	18.37%	17.84%	18.17%	18.23%	18.38%	18.02%	18.19%	18.14%	18.26%	18.04%	18.28%	17.89%	17.33%	16.34%
Net Interest Revenue (3)	$1,708	$1,660	$1,601	$1,504	$1,531	$1,551	$1,637	$1,625	$1,566	$1,543	$1,634	$1,660	$1,652	$1,587	$1,682	$1,860
As a % of Avg. Loans (3)	15.39%	15.82%	15.49%	14.66%	15.68%	16.33%	17.05%	16.83%	16.75%	17.00%	17.81%	17.85%	18.26%	17.78%	17.65%	16.93%
Net Credit Losses	$1,457	$1,352	$1,178	$1,121	$932	$826	$690	$683	$665	$609	$534	$514	$508	$481	$435	$471
As a % of Average Loans	13.13%	12.88%	11.40%	10.93%	9.54%	8.70%	7.19%	7.08%	7.11%	6.71%	5.82%	5.53%	5.61%	5.39%	4.57%	4.29%
Net Credit Margin (4)	$326	$342	$462	$408	$595	$676	$913	$910	$816	$842	$997	$1,009	$994	$993	$1,082	$1,185
As a % of Avg. Loans (4)	2.94%	3.26%	4.47%	3.98%	6.09%	7.12%	9.51%	9.43%	8.73%	9.28%	10.87%	10.85%	10.98%	11.13%	11.36%	10.78%
Loans 90+ Days Past Due	$1,883	$1,549	$1,450	$1,352	$1,110	$913	$902	$951	$845	$721	$716	$721	$651	$556	$650	$771
As a % of EOP Loans	4.39%	3.71%	3.55%	3.20%	2.97%	2.38%	2.38%	2.38%	2.30%	1.97%	1.96%	1.87%	1.84%	1.54%	1.51%	1.67%
Loans 30-89 Days Past Due	$1,844	$1,665	$1,617	$1,458	$1,277	$1,171	$1,205	$1,178	$995	$852	$823	$789	$685	$615	$799	$830
As a % of EOP Loans	4.30%	3.99%	3.96%	3.45%	3.41%	3.06%	3.18%	2.95%	2.71%	2.33%	2.25%	2.04%	1.94%	1.71%	1.86%	1.79%

(1)  Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)  Average yield is calculated as gross interest revenue earned divided by average loans.

(3)  Net interest revenue includes certain fees that are recorded as interest revenue.

(4)  Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

(5)  Includes the impact of adding approximately 13 million credit card accounts and $7 billion of loans related to the previously announced acquisition of Best Buy’s U.S. credit card portfolio in the third quarter of 2013.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Net Interest Revenue	$239	$220	$214	$231	$234	$240	$225	$216	$253	$248	$251	$258	$246	$237	$226	$239	$904	$915	$1,010	$948
Non-Interest Revenue	174	157	136	158	180	163	146	125	116	110	123	126	122	127	133	119	625	614	475	501
Total Revenues, Net of Interest Expense	413	377	350	389	414	403	371	341	369	358	374	384	368	364	359	358	1,529	1,529	1,485	1,449
Total Operating Expenses	299	284	320	338	325	361	351	332	368	347	344	410	353	342	315	349	1,241	1,369	1,469	1,359
Net Credit Losses	96	84	63	72	49	46	49	28	29	14	29	33	29	(1)	21	19	315	172	105	68
Credit Reserve Build / (Release)	(11)	(46)	(48)	(13)	(34)	(55)	(32)	3	(5)	(13)	2	11	(11)	(9)	3	(1)	(118)	(118)	(5)	(18)
Provision for Unfunded Lending Commitments	1	(4)	—	—	—	4	1	(1)	(1)	—	—	—	1	(1)	—	—	(3)	4	(1)	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	86	34	15	59	15	(5)	18	30	23	1	31	44	19	(11)	24	18	194	58	99	50
Income (loss) from Continuing Operations before Taxes	28	59	15	(8)	74	47	2	(21)	(22)	10	(1)	(70)	(4)	33	20	(9)	94	102	(83)	40
Income Taxes (benefits)	9	19	5	(7)	26	23	2	(8)	(3)	4	(1)	(22)	(5)	11	7	(8)	26	43	(22)	5
Income from Continuing Operations	19	40	10	(1)	48	24	—	(13)	(19)	6	—	(48)	1	22	13	(1)	68	59	(61)	35
Noncontrolling Interests	—	—	(1)	—	—	2	1	(3)	1	1	2	—	3	5	3	—	(1)	—	4	11
Net Income	$19	$40	$11	$(1)	$48	$22	$(1)	$(10)	$(20)	$5	$(2)	$(48)	$(2)	$17	$10	$(1)	$69	$59	$(65)	$24
Average Assets (in billions of dollars)	$10	$10	$10	$10	$10	$10	$10	$10	$9	$9	$9	$9	$10	$10	$9	$9	$10	$10	$9	$10
Return on Average Assets	0.77%	1.60%	0.44%	(0.04)%	1.95%	0.88%	(0.04)%	(0.40)%	(0.89)%	0.22%	(0.09)%	(2.12)%	(0.08)%	0.68%	0.44%	(0.04)%	0.69%	0.59%	(0.72)%	0.24%
Efficiency Ratio	72%	75%	91%	87%	79%	90%	95%	97%	100%	97%	92%	107%	96%	94%	88%	97%	81%	90%	99%	94%

Net Credit Losses as a % of Average Loans	5.12%	4.88%	3.52%	4.14%	2.72%	2.46%	2.70%	1.59%	1.62%	0.75%	1.54%	1.66%	1.47%	(0.05)%	1.08%	0.94%	4.44%	2.36%	1.40%	0.85%

Revenue by Business
Retail Banking	$233	$210	$190	$228	$239	$230	$210	$195	$216	$210	$220	$227	$215	$214	$219	$220	$861	$874	$873	$868
Citi-Branded Cards	180	167	160	161	175	173	161	146	153	148	154	157	153	150	140	138	668	655	612	581
Total	$413	$377	$350	$389	$414	$403	$371	$341	$369	$358	$374	$384	$368	$364	$359	$358	$1,529	$1,529	$1,485	$1,449

Net Credit Losses by Business
Retail Banking	$46	$45	$32	$43	$23	$23	$29	$12	$12	$7	$12	$15	$9	$(2)	$11	$8	$166	$87	$46	$26
Citi-Branded Cards	50	39	31	29	26	23	20	16	17	7	17	18	20	1	10	11	149	85	59	42
Total	$96	$84	$63	$72	$49	$46	$49	$28	$29	$14	$29	$33	$29	$(1)	$21	$19	$315	$172	$105	$68

Income (loss) from Continuing Operations by Business
Retail Banking	$(14)	$(2)	$(31)	$(30)	$7	$(17)	$(27)	$(24)	$(30)	$(14)	$(18)	$(47)	$(13)	$(5)	$(7)	$(17)	$(77)	$(61)	$(109)	$(42)
Citi-Branded Cards	33	42	41	29	41	41	27	11	11	20	18	(1)	14	27	20	16	145	120	48	77
Total	$19	$40	$10	$(1)	$48	$24	$—	$(13)	$(19)	$6	$—	$(48)	$1	$22	$13	$(1)	$68	$59	$(61)	$35

FX Translation Impact:
Total Revenue - as Reported	$413	$377	$350	$389	$414	$403	$371	$341	$369	$358	$374	$384	$368	$364	$359	$358	$1,529	$1,529	$1,485	$1,449
Impact of FX Translation (1)	(25)	(7)	(13)	(15)	(24)	(37)	(18)	1	(9)	5	4	(5)	(3)	4	5	—	(71)	(90)	(15)
Total Revenues - Ex-FX (2)	$388	$370	$337	$374	$390	$366	$353	$342	$360	$363	$378	$379	$365	$368	$364	$358	$1,458	$1,439	$1,470	$1,449

Total Operating Expenses - as Reported	$299	$284	$320	$338	$325	$361	$351	$332	$368	$347	$344	$410	$353	$342	$315	$349	$1,241	$1,369	$1,469	$1,359
Impact of FX Translation (1)	(20)	(6)	(14)	(17)	(25)	(37)	(19)	(2)	(10)	4	1	(7)	(3)	5	5	—	(62)	(89)	(20)	—
Total Operating Expenses - Ex-FX (2)	$279	$278	$306	$321	$300	$324	$332	$330	$358	$351	$345	$403	$350	$347	$320	$349	$1,179	$1,280	$1,449	$1,359

Provisions for LLR & PBC - as Reported	$86	$34	$15	$59	$15	$(5)	$18	$30	$23	$1	$31	$44	$19	$(11)	$24	$18	$194	$58	$99	$50
Impact of FX Translation (1)	(6)	4	4	(4)	—	1	(1)	—	—	2	(1)	(2)	(1)	—	—	—	(6)	(3)	(1)	—
Provisions for LLR & PBC - Ex-FX (2)	$80	$38	$19	$55	$15	$(4)	$17	$30	$23	$3	$30	$42	$18	$(11)	$24	$18	$188	$55	$98	$50

Net Income - as Reported	$19	$40	$11	$(1)	$48	$22	$(1)	$(10)	$(20)	$5	$(2)	$(48)	$(2)	$17	$10	$(1)	$69	$59	$(65)	$24
Impact of FX Translation (1)	1	(5)	(2)	4	—	(1)	—	2	3	(1)	3	3	1	—	(1)	—	(2)	1	5	—
Net Income - Ex-FX (2)	$20	$35	$9	$3	$48	$21	$(1)	$(8)	$(17)	$4	$1	$(45)	$(1)	$17	$9	$(1)	$67	$60	$(60)	$24

(1)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(2)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	315	309	305	303	302	301	299	296	286	240	234	228	222	222	201	172
Accounts (in millions)	4.0	4.0	4.1	4.0	3.9	4.0	4.0	4.0	4.0	4.0	3.9	3.9	3.9	3.8	3.6	3.4
Average Deposits	$14.6	$13.8	$13.7	$12.7	$12.7	$12.9	$12.4	$12.0	$12.5	$12.4	$12.7	$12.7	$13.0	$13.0	$12.0	$12.5
Investment Sales	$0.7	$0.7	$0.6	$0.9	$1.0	$0.9	$0.9	$0.8	$1.0	$0.8	$1.1	$1.3	$1.1	$1.0	$0.7	$0.9
Investment AUMs	$4.6	$4.2	$4.7	$4.9	$5.3	$5.5	$4.8	$4.7	$5.3	$5.0	$5.4	$5.8	$6.0	$6.2	$6.2	$6.5
Average Loans	$4.7	$4.2	$4.3	$4.1	$4.4	$4.5	$4.4	$4.3	$4.4	$4.7	$4.7	$5.0	$5.1	$5.3	$5.6	$5.6
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.3	$0.3	$0.3	$0.3	$0.4	$0.4
Commercial Markets	1.6	1.4	1.7	1.6	1.9	2.0	1.8	1.8	1.8	1.9	2.1	2.1	2.2	2.3	2.6	2.6
Personal and Other	2.9	2.5	2.6	2.5	2.4	2.5	2.3	2.2	2.5	2.5	2.5	2.7	2.7	2.7	2.5	2.6
Total EOP Loans	$4.6	$4.0	$4.4	$4.2	$4.5	$4.7	$4.3	$4.2	$4.5	$4.6	$4.9	$5.1	$5.2	$5.3	$5.5	$5.6

Net Interest Revenue (in millions) (1)	$120	$106	$99	$120	$119	$122	$114	$112	$139	$138	$140	$142	$135	$130	$124	$135
As a % of Average Loans (1)	10.35%	10.12%	9.13%	11.61%	10.97%	10.87%	10.28%	10.33%	12.71%	11.81%	11.85%	11.30%	10.74%	9.84%	8.78%	9.56%
Net Credit Losses (in millions)	$46	$45	$32	$43	$23	$23	$29	$12	$12	$7	$12	$15	$9	$(2)	$11	$8
As a % of Average Loans	3.97%	4.30%	2.95%	4.16%	2.12%	2.05%	2.61%	1.11%	1.10%	0.60%	1.02%	1.19%	0.72%	(0.15)%	0.78%	0.57%
Loans 90+ Days Past Due (in millions)	$108	$109	$106	$84	$77	$76	$65	$59	$62	$49	$50	$48	$43	$41	$38	$34
As a % of EOP Loans	2.35%	2.73%	2.41%	2.00%	1.71%	1.62%	1.51%	1.40%	1.38%	1.07%	1.02%	0.94%	0.83%	0.77%	0.69%	0.61%
Loans 30-89 Days Past Due (in millions)	$203	$158	$156	$136	$143	$132	$107	$94	$92	$78	$79	$77	$70	$68	$57	$51
As a % of EOP Loans	4.41%	3.95%	3.55%	3.24%	3.18%	2.81%	2.49%	2.24%	2.04%	1.70%	1.61%	1.51%	1.35%	1.28%	1.04%	0.91%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.6	2.4	2.5	2.5	2.5	2.5	2.6	2.6	2.6	2.6	2.5	2.8	2.8	2.8	2.2	2.1
Purchase Sales (in billions)	$2.1	$2.2	$2.3	$2.5	$2.3	$2.7	$2.6	$2.7	$2.7	$2.8	$2.8	$3.1	$2.9	$3.0	$2.5	$2.6
Average Loans (2)	$2.9	$2.7	$2.8	$2.8	$2.9	$3.0	$2.8	$2.7	$2.8	$2.8	$2.8	$2.9	$2.9	$2.8	$2.1	$2.4
EOP Loans (2)	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	$2.7	$2.7	$2.9	$2.8	$2.9	$2.9	$2.8	$2.8	$2.4	$2.4
Average Yield (3)	20.52%	19.83%	19.94%	20.54%	20.61%	19.86%	20.14%	19.81%	19.71%	19.17%	19.24%	19.10%	18.87%	18.42%	20.96%	18.86%

Net Interest Revenue (in millions) (4)	$119	$114	$115	$111	$115	$118	$111	$104	$114	$110	$111	$116	$111	$107	$102	$104
As a % of Avg. Loans (4)	16.64%	16.94%	16.29%	15.73%	16.08%	15.78%	15.73%	15.28%	16.38%	15.80%	15.77%	15.91%	15.52%	15.33%	19.27%	17.19%
Net Credit Losses (in millions)	$50	$39	$31	$29	$26	$23	$20	$16	$17	$7	$17	$18	$20	$1	$10	$11
As a % of Average Loans	6.99%	5.79%	4.39%	4.11%	3.64%	3.08%	2.83%	2.35%	2.44%	1.01%	2.42%	2.47%	2.80%	0.14%	1.89%	1.82%
Net Credit Margin (in millions) (5)	$130	$128	$129	$132	$149	$150	$141	$130	$136	$141	$137	$139	$133	$149	$130	$127
As a % of Avg. Loans (5)	18.18%	19.02%	18.28%	18.70%	20.84%	20.05%	19.98%	19.10%	19.54%	20.25%	19.47%	19.07%	18.60%	21.34%	24.56%	20.99%
Loans 90+ Days Past Due (in millions)	$78	$72	$69	$58	$60	$54	$47	$44	$43	$43	$45	$48	$45	$44	$34	$32
As a % of EOP Loans	2.69%	2.77%	2.38%	2.07%	2.07%	1.80%	1.74%	1.63%	1.48%	1.54%	1.55%	1.66%	1.61%	1.57%	1.42%	1.33%
Loans 30-89 Days Past Due (in millions)	$114	$90	$86	$72	$78	$72	$63	$59	$65	$61	$68	$63	$60	$57	$44	$42
As a % of EOP Loans	3.93%	3.46%	2.97%	2.57%	2.69%	2.40%	2.33%	2.19%	2.24%	2.18%	2.34%	2.17%	2.14%	2.04%	1.83%	1.75%

(1)   Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)   Average yield is gross interest revenue earned divided by average loans.

(4)   Net interest revenue includes certain fees that are recorded as interest revenue.

(5)   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
LATIN AMERICA - PAGE 1
(In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Net Interest Revenue	$1,342	$1,337	$1,359	$1,419	$1,427	$1,470	$1,498	$1,460	$1,484	$1,469	$1,527	$1,561	$1,542	$1,575	$1,575	$1,594	$5,457	$5,855	$6,041	$6,286
Non-Interest Revenue	566	601	667	645	658	718	664	658	698	618	658	727	766	758	697	809	2,479	2,698	2,701	3,030
Total Revenues, Net of Interest Expense	1,908	1,938	2,026	2,064	2,085	2,188	2,162	2,118	2,182	2,087	2,185	2,288	2,308	2,333	2,272	2,403	7,936	8,553	8,742	9,316
Total Operating Expenses	1,073	1,188	1,163	1,263	1,227	1,352	1,340	1,278	1,258	1,256	1,295	1,492	1,341	1,351	1,319	1,381	4,687	5,197	5,301	5,392
Net Credit Losses	447	403	392	390	333	327	312	361	333	315	351	406	419	416	434	458	1,632	1,333	1,405	1,727
Credit Reserve Build / (Release)	(145)	(240)	(276)	(159)	(159)	(35)	44	(3)	91	95	36	32	38	104	168	66	(820)	(153)	254	376
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	36	22	32	37	38	22	38	32	44	31	46	46	49	33	34	36	127	130	167	152
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	338	185	148	268	212	314	394	390	468	441	433	484	506	553	636	560	939	1,310	1,826	2,255
Income from Continuing Operations before Taxes	497	565	715	533	646	522	428	450	456	390	457	312	461	429	317	462	2,310	2,046	1,615	1,669
Income Taxes	127	110	209	112	168	108	91	68	103	77	105	(52)	105	83	53	91	558	435	233	332
Income from Continuing Operations	370	455	506	421	478	414	337	382	353	313	352	364	356	346	264	371	1,752	1,611	1,382	1,337
Noncontrolling Interests	(5)	—	(3)	—	(2)	1	—	1	—	(2)	—	—	2	—	1	1	(8)	—	(2)	4
Net Income	$375	$455	$509	$421	$480	$413	$337	$381	$353	$315	$352	$364	$354	$346	$263	$370	$1,760	$1,611	$1,384	$1,333
Average Assets (in billions of dollars)	$70	$72	$73	$74	$77	$83	$80	$78	$82	$78	$79	$82	$86	$80	$80	$81	$72	$80	$80	$82
Return on Average Assets (1)	2.27%	2.65%	2.91%	2.38%	2.67%	2.11%	1.77%	2.05%	1.83%	1.71%	1.86%	1.85%	1.75%	1.73%	1.30%	1.81%	2.57%	2.13%	1.82%	1.70%
Efficiency Ratio	56%	61%	57%	61%	59%	62%	62%	60%	58%	60%	59%	65%	58%	58%	58%	57%	59%	61%	61%	58%

Net Credit Losses as a % of Average Loans (1)	6.87%	5.96%	5.53%	5.23%	4.38%	3.95%	3.76%	4.35%	3.71%	3.59%	3.77%	4.20%	4.19%	4.06%	4.22%	4.33%	6.04%	4.11%	3.84%	4.49%

Revenue by Business
Retail Banking	$1,204	$1,245	$1,307	$1,343	$1,357	$1,425	$1,416	$1,364	$1,468	$1,397	$1,465	$1,511	$1,544	$1,544	$1,483	$1,562	$5,099	$5,562	$5,841	$6,133
Citi-Branded Cards	704	693	719	721	728	763	746	754	714	690	720	777	764	789	789	841	2,837	2,991	2,901	3,183
Total	$1,908	$1,938	$2,026	$2,064	$2,085	$2,188	$2,162	$2,118	$2,182	$2,087	$2,185	$2,288	$2,308	$2,333	$2,272	$2,403	$7,936	$8,553	$8,742	$9,316

Net Credit Losses by Business
Retail Banking	$91	$96	$129	$123	$103	$117	$113	$142	$143	$135	$160	$210	$207	$204	$209	$224	$439	$475	$648	$844
Citi-Branded Cards	356	307	263	267	230	210	199	219	190	180	191	196	212	212	225	234	1,193	858	757	883
Total	$447	$403	$392	$390	$333	$327	$312	$361	$333	$315	$351	$406	$419	$416	$434	$458	$1,632	$1,333	$1,405	$1,727

Income (loss) from Continuing Operations by Business
Retail Banking	$230	$250	$251	$211	$293	$234	$166	$201	$198	$219	$203	$217	$228	$190	$123	$211	$942	$894	$837	$752
Citi-Branded Cards	140	205	255	210	185	180	171	181	155	94	149	147	128	156	141	160	810	717	545	585
Total	$370	$455	$506	$421	$478	$414	$337	$382	$353	$313	$352	$364	$356	$346	$264	$371	$1,752	$1,611	$1,382	$1,337

FX Translation Impact:
Total Revenue - as Reported	$1,908	$1,938	$2,026	$2,064	$2,085	$2,188	$2,162	$2,118	$2,182	$2,087	$2,185	$2,288	$2,308	$2,333	$2,272	$2,403	$7,936	$8,553	$8,742	$9,316
Impact of FX Translation (2)	(89)	(98)	(101)	(146)	(182)	(250)	(145)	(26)	(103)	(5)	(40)	(56)	(105)	(80)	(1)	—	(295)	(477)	(33)	—
Total Revenues - Ex-FX (3)	$1,819	$1,840	$1,925	$1,918	$1,903	$1,938	$2,017	$2,092	$2,079	$2,082	$2,145	$2,232	$2,203	$2,253	$2,271	$2,403	$7,641	$8,076	$8,709	$9,316

Total Operating Expenses - as Reported	$1,073	$1,188	$1,163	$1,263	$1,227	$1,352	$1,340	$1,278	$1,258	$1,256	$1,295	$1,492	$1,341	$1,351	$1,319	$1,381	$4,687	$5,197	$5,301	$5,392
Impact of FX Translation (2)	(63)	(73)	(73)	(110)	(119)	(163)	(99)	(37)	(73)	(16)	(29)	(48)	(61)	(42)	(1)	—	(222)	(326)	(62)	—
Total Operating Expenses - Ex-FX (3)	$1,010	$1,115	$1,090	$1,153	$1,108	$1,189	$1,241	$1,241	$1,185	$1,240	$1,266	$1,444	$1,280	$1,309	$1,318	$1,381	$4,465	$4,871	$5,239	$5,392

Provisions for LLR & PBC - as Reported	$338	$185	$148	$268	$212	$314	$394	$390	$468	$441	$433	$484	$506	$553	$636	$560	$939	$1,310	$1,826	$2,255
Impact of FX Translation (2)	(15)	(14)	(13)	(22)	(27)	(46)	(34)	(12)	(34)	(5)	(10)	(14)	(25)	(19)	1	—	(44)	(104)	(19)	—
Provisions for LLR & PBC - Ex-FX (3)	$323	$171	$135	$246	$185	$268	$360	$378	$434	$436	$423	$470	$481	$534	$637	$560	$895	$1,206	$1,807	$2,255

Net Income - as Reported	$375	$455	$509	$421	$480	$413	$337	$381	$353	$315	$352	$364	$354	$346	$263	$370	$1,760	$1,611	$1,384	$1,333
Impact of FX Translation (1)	(15)	(11)	(13)	(2)	(6)	(60)	(23)	(15)	(14)	10	(5)	8	(11)	(12)	(7)	—	(24)	(82)	25	—
Net Income - Ex-FX (2)	$360	$444	$496	$419	$474	$353	$314	$366	$339	$325	$347	$372	$343	$334	$256	$370	$1,736	$1,529	$1,409	$1,333

(1)              Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations. Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations. See page 15 for the historically adjusted Latin America amounts related to Credicard.

(2)              Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(3)              Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,145	2,151	2,161	2,191	2,196	2,210	2,215	2,220	2,201	2,200	2,200	2,181	2,139	2,040	2,031	2,021
Accounts (in millions)	26.8	27.0	27.2	27.4	27.8	28.4	28.8	29.2	31.1	31.9	32.1	31.8	31.8	32.2	32.0	32.2
Average Deposits	$39.2	$39.4	$40.3	$42.1	$45.3	$47.8	$45.5	$44.4	$45.5	$43.4	$44.1	$44.9	$45.7	$45.1	$45.0	$46.7
Investment Sales	$7.7	$7.0	$6.8	$9.8	$8.4	$8.2	$7.6	$7.4	$9.8	$9.3	$10.4	$9.9	$11.0	$11.8	$11.3	$10.8
Investment AUMs	$44.2	$44.7	$48.9	$51.5	$54.7	$57.9	$50.9	$52.7	$59.4	$58.7	$65.3	$65.7	$71.4	$67.3	$67.9	$71.6
Average Loans	$17.1	$17.6	$18.5	$19.5	$20.7	$22.7	$22.6	$22.7	$25.4	$25.0	$26.3	$27.4	$29.1	$29.6	$29.2	$29.9
EOP Loans:
Real Estate Lending	$3.6	$3.7	$3.9	$4.2	$4.7	$4.8	$4.3	$4.4	$5.1	$4.9	$5.3	$5.4	$5.9	$5.7	$5.4	$5.7
Commercial Markets	8.6	8.5	8.9	9.5	10.0	11.5	10.8	10.7	11.2	11.1	11.8	12.3	13.0	12.8	12.5	13.4
Personal and Other	5.6	5.8	6.3	6.1	6.9	6.9	6.5	8.5	9.5	9.6	10.2	10.3	11.1	10.9	11.1	11.2
Total EOP Loans	$17.8	$18.0	$19.1	$19.8	$21.6	$23.2	$21.6	$23.6	$25.8	$25.6	$27.3	$28.0	$30.0	$29.4	$29.0	$30.3

Net Interest Revenue (in millions) (1)	$800	$802	$823	$862	$885	$896	$929	$913	$960	$938	$970	$985	$986	$973	$973	$985
As a % of Average Loans (1)	18.97%	18.28%	17.65%	17.54%	17.34%	15.83%	16.31%	15.96%	15.20%	15.09%	14.67%	14.30%	13.74%	13.18%	13.22%	13.07%
Net Credit Losses (in millions)	$91	$96	$129	$123	$103	$117	$113	$142	$143	$135	$160	$210	$207	$204	$209	$224
As a % of Average Loans	2.16%	2.19%	2.77%	2.50%	2.02%	2.07%	1.98%	2.48%	2.26%	2.17%	2.42%	3.05%	2.88%	2.76%	2.84%	2.97%
Loans 90+ Days Past Due (in millions)	$324	$308	$290	$224	$249	$259	$273	$253	$276	$285	$322	$323	$320	$318	$347	$470
As a % of EOP Loans	1.82%	1.71%	1.52%	1.13%	1.15%	1.12%	1.26%	1.07%	1.07%	1.11%	1.18%	1.15%	1.07%	1.08%	1.20%	1.55%
Loans 30-89 Days Past Due (in millions)	$394	$335	$402	$267	$324	$301	$267	$289	$323	$316	$412	$353	$427	$368	$445	$395
As a % of EOP Loans	2.21%	1.86%	2.10%	1.35%	1.50%	1.30%	1.24%	1.22%	1.25%	1.23%	1.51%	1.26%	1.42%	1.25%	1.53%	1.30%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)
EOP Open Accounts (in millions)	11.8	11.7	12.1	12.2	12.3	12.5	12.8	12.9	13.1	13.0	13.0	12.9	12.9	9.4	9.5	9.2
Purchase Sales (in billions)	$5.8	$6.1	$6.7	$7.6	$7.3	$8.0	$8.2	$8.5	$8.1	$7.8	$8.0	$9.0	$8.2	$8.6	$8.7	$9.4
Average Loans (in billions) (3)	$11.7	$12.0	$12.3	$13.0	$13.4	$14.0	$13.8	$13.6	$14.4	$13.6	$13.9	$14.3	$14.7	$11.5	$11.6	$12.1
EOP Loans (in billions) (3)	$11.9	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	$13.7	$14.3	$13.7	$14.2	$14.8	$14.9	$11.5	$11.8	$12.1
Average Yield (4)	25.96%	23.42%	22.84%	22.15%	22.40%	23.20%	23.18%	23.77%	22.12%	22.34%	22.57%	22.12%	21.23%	21.71%	21.60%	20.91%

Net Interest Revenue (in millions) (5)	$542	535	$536	$557	$542	574	$569	$547	$524	$531	$557	$576	$556	$602	$602	$609
As a % of Average Loans (5)	23.64%	22.59%	22.15%	21.88%	21.76%	21.93%	21.92%	21.28%	19.70%	20.73%	20.71%	20.64%	19.61%	21.00%	20.59%	19.97%
Net Credit Losses (in millions)	$356	$307	$263	$267	$230	$210	$199	$219	$190	$180	$191	$196	$212	$212	$225	$234
As a % of Average Loans	15.52%	12.96%	10.87%	10.49%	9.24%	8.02%	7.67%	8.52%	7.14%	7.03%	7.10%	7.02%	7.48%	7.39%	7.70%	7.67%
Net Credit Margin (in millions) (6)	$348	$386	$456	$454	$498	$553	$547	$535	$524	$510	$529	$581	$552	$577	$564	$607
As a % of Average Loans (6)	15.18%	16.30%	18.85%	17.83%	20.00%	21.12%	21.07%	20.81%	19.70%	19.91%	19.67%	20.82%	19.47%	20.12%	19.29%	19.90%
Loans 90+ Days Past Due (in millions)	$509	$481	$472	$446	$445	$462	$396	$412	$405	$405	$401	$413	$418	$323	$326	$349
As a % of EOP Loans	4.28%	4.01%	3.75%	3.33%	3.30%	3.25%	3.07%	3.01%	2.83%	2.96%	2.82%	2.79%	2.81%	2.81%	2.76%	2.88%
Loans 30-89 Days Past Due (in millions)	$478	$488	$442	$456	$454	$469	$398	$399	$426	$428	$416	$432	$449	$335	$346	$364
As a % of EOP Loans	4.02%	4.07%	3.51%	3.40%	3.36%	3.30%	3.09%	2.91%	2.98%	3.12%	2.93%	2.92%	3.01%	2.91%	2.93%	3.01%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)
Additional Historically Adjusted impact from the announced sale of Brazil Credicard

EOP Open Accounts (in millions) - As Disclosed	11.8	11.7	12.1	12.2	12.3	12.5	12.8	12.9	13.1	13.0	13.0	12.9	12.9	9.4	9.5	9.2
Impact of Announced Brazil Credicard Sale	(3.5)	(3.6)	(3.9)	(3.9)	(4.1)	(4.2)	(4.2)	(4.1)	(4.1)	(4.0)	(3.9)	(3.8)	(3.9)	—	—	—
EOP Open Accounts - Historically Adjusted	8.3	8.1	8.2	8.3	8.2	8.3	8.6	8.8	9.0	9.0	9.1	9.1	9.0	9.4	9.5	9.2

Average Loans - As Disclosed	$11.7	$12.0	$12.3	$13.0	$13.4	$14.0	$13.8	$13.6	$14.4	$13.6	$13.9	$14.3	$14.7	$11.5	$11.6	$12.1
Impact of Announced Brazil Credicard Sale	(2.4)	(2.5)	(2.7)	(2.9)	(3.3)	(3.5)	(3.5)	(3.4)	(3.7)	(3.3)	(3.2)	(3.2)	(3.2)	—	—	—
Average Loans - Historically Adjusted	$9.3	$9.5	$9.6	$10.1	$10.1	$10.5	$10.3	$10.2	$10.7	$10.3	$10.7	$11.1	$11.5	$11.5	$11.6	$12.1

EOP Loans — As Disclosed	$11.9	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	$13.7	$14.3	$13.7	$14.2	$14.8	$14.9	$11.5	$11.8	$12.1
Impact of Announced Brazil Credicard Sale	(2.4)	(2.5)	(2.9)	(3.2)	(3.3)	(3.7)	(3.2)	(3.4)	(3.6)	(3.2)	(3.2)	(3.4)	(3.1)	—	—	—
EOP Loans — Historically Adjusted	$9.5	$9.5	$9.7	$10.2	$10.2	$10.5	$9.7	$10.3	$10.7	$10.5	$11.0	$11.4	$11.8	$11.5	$11.8	$12.1

Loans 90+ Days Past Due (in millions) - as disclosed	$509	$481	$472	$446	$445	$462	$396	$412	$405	$405	$401	$413	$418	$323	$326	$349
Impact of Announced Brazil Credicard Sale	(99)	(103)	(111)	(118)	(141)	(149)	(128)	(141)	(133)	(126)	(122)	(111)	(102)	—	—
Loans 90+ Days Past Due - Historically Adjusted	$410	$378	$361	$328	$304	$313	$268	$271	$272	$279	$279	$302	$316	$323	$326	$349
As a % of Historically Adjusted EOP Loans	4.32%	3.98%	3.72%	3.22%	2.98%	2.98%	2.76%	2.63%	2.54%	2.66%	2.54%	2.65%	2.68%	2.81%	2.76%	2.88%

Loans 30-89 Days Past Due (in millions) - as disclosed	$478	$488	$442	$456	$454	$469	$398	$399	$426	$428	$416	$432	$449	$335	$346	$364
Impact of Announced Brazil Credicard Sale	(97)	(95)	(99)	(132)	(140)	(146)	(121)	(127)	(144)	(131)	(116)	(113)	(126)	—	—
Loans 30-89 Days Past Due - Historically Adjusted	$381	$393	$343	$324	$314	$323	$277	$272	$282	$297	$300	$319	$323	$335	$346	$364
As a % of Historically Adjusted EOP Loans	4.01%	4.14%	3.54%	3.18%	3.08%	3.08%	2.86%	2.64%	2.64%	2.83%	2.73%	2.80%	2.74%	2.91%	2.93%	3.01%

Average Assets - As Disclosed on prior page	$70.0	$72.0	$73.0	$74.0	$77.0	$83.0	$80.0	$78.0	$82.0	$78.0	$79.0	$82.0	$86.0	$80.0	$80.0	$81.0
Impact of Announced Brazil Credicard Sale	(3.1)	(3.2)	(3.5)	(3.8)	(4.1)	(4.4)	(4.4)	(4.2)	(4.4)	(3.9)	(3.8)	(3.8)	(3.8)	—	—	—
Average Assets - Historically Adjusted	$66.9	$68.8	$69.5	$70.2	$72.9	$78.6	$75.6	$73.8	$77.6	$74.1	$75.2	$78.2	$82.2	$80.0	$80.0	$81.0

(1)       Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)              Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Credicard discontinued operations. See above for the historically adjusted impact of the Credicard discontinued operations.  December 31, 2013, September 30, 2013 and June 30, 2013 balances already exclude the Credicard amounts.

(3)       Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)       Average yield is gross interest revenue earned divided by average loans.

(5)       Net interest revenue includes certain fees that are recorded as interest revenue.

(6)       Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP
GLOBAL CONSUMER BANKING
ASIA - PAGE 1
(In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Net Interest Revenue	$1,258	$1,295	$1,232	$1,305	$1,327	$1,352	$1,363	$1,335	$1,328	$1,286	$1,272	$1,268	$1,227	$1,190	$1,163	$1,176	$5,090	$5,377	$5,154	$4,756
Non-Interest Revenue	541	548	606	624	573	678	708	688	670	666	711	727	733	778	699	658	2,319	2,647	2,774	2,868
Total Revenues, Net of Interest Expense	1,799	1,843	1,838	1,929	1,900	2,030	2,071	2,023	1,998	1,952	1,983	1,995	1,960	1,968	1,862	1,834	7,409	8,024	7,928	7,624
Total Operating Expenses	954	1,000	1,068	1,164	1,165	1,211	1,178	1,205	1,185	1,198	1,241	1,274	1,163	1,142	1,132	1,149	4,186	4,759	4,898	4,586
Net Credit Losses	277	254	246	236	212	225	236	210	190	199	217	235	206	180	192	204	1,013	883	841	782
Credit Reserve Build / (Release)	(38)	(112)	(94)	(43)	(35)	(19)	(40)	31	(1)	(21)	(34)	20	3	19	(28)	15	(287)	(63)	(36)	9
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—	14	10	12	(5)	—	—	—	31
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	239	142	152	193	177	206	196	241	189	178	183	255	223	209	176	214	726	820	805	822
Income from Continuing Operations before Taxes	606	701	618	572	558	613	697	577	624	576	559	466	574	617	554	471	2,497	2,445	2,225	2,216
Income Taxes	61	162	141	84	126	155	156	187	145	149	131	88	180	207	190	158	448	624	513	735
Income from Continuing Operations	545	539	477	488	432	458	541	390	479	427	428	378	394	410	364	313	2,049	1,821	1,712	1,481
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$545	$539	$477	$488	$432	$458	$541	$390	$479	$427	$428	$378	$394	$410	$364	$313	$2,049	$1,821	$1,712	$1,481
Average Assets (in billions of dollars)	$105	$105	$108	$113	$118	$123	$123	$122	$126	$124	$127	$129	$128	$129	$129	$131	$108	$122	$127	$129
Return on Average Assets	2.11%	2.06%	1.75%	1.71%	1.48%	1.49%	1.75%	1.27%	1.53%	1.38%	1.34%	1.17%	1.25%	1.27%	1.12%	0.95%	1.90%	1.49%	1.35%	1.15%
Efficiency Ratio	53%	54%	58%	60%	61%	60%	57%	60%	59%	61%	63%	64%	59%	58%	61%	63%	56%	59%	62%	60%

Net Credit Losses as a % of Average Loans	1.58%	1.42%	1.30%	1.19%	1.05%	1.05%	1.08%	0.96%	0.86%	0.92%	0.98%	1.04%	0.94%	0.82%	0.87%	0.90%	1.37%	1.03%	0.95%	0.88%

Revenue by Business
Retail Banking	$1,137	$1,174	$1,172	$1,215	$1,182	$1,270	$1,293	$1,224	$1,230	$1,165	$1,196	$1,175	$1,200	$1,192	$1,102	$1,070	$4,698	$4,969	$4,766	$4,564
Citi-Branded Cards	662	669	666	714	718	760	778	799	768	787	787	820	760	776	760	764	2,711	3,055	3,162	3,060
Total	$1,799	$1,843	$1,838	$1,929	$1,900	$2,030	$2,071	$2,023	$1,998	$1,952	$1,983	$1,995	$1,960	$1,968	$1,862	$1,834	$7,409	$8,024	$7,928	$7,624

Net Credit Losses by Business
Retail Banking	$82	$85	$85	$83	$67	$83	$91	$85	$65	$72	$81	$99	$67	$53	$78	$91	$335	$326	$317	$289
Citi-Branded Cards	195	169	161	153	145	142	145	125	125	127	136	136	139	127	114	113	678	557	524	493
Total	$277	$254	$246	$236	$212	$225	$236	$210	$190	$199	$217	$235	$206	$180	$192	$204	$1,013	$883	$841	$782

Income from Continuing Operations by Business
Retail Banking	$403	$363	$323	$329	$275	$300	$352	$228	$289	$227	$237	$177	$240	$223	$178	$145	$1,418	$1,155	$930	$786
Citi-Branded Cards	142	176	154	159	157	158	189	162	190	200	191	201	154	187	186	168	631	666	782	695
Total	$545	$539	$477	$488	$432	$458	$541	$390	$479	$427	$428	$378	$394	$410	$364	$313	$2,049	$1,821	$1,712	$1,481

FX Translation Impact:
Total Revenue - as Reported	$1,799	$1,843	$1,838	$1,929	$1,900	$2,030	$2,071	$2,023	$1,998	$1,952	$1,983	$1,995	$1,960	$1,968	$1,862	$1,834	$7,409	$8,024	$7,928	$7,624
Impact of FX Translation (1)	(4)	3	(26)	(69)	(96)	(131)	(116)	(73)	(95)	(59)	(78)	(96)	(72)	(32)	9	—	(329)	(329)	(238)	—
Total Revenues - Ex-FX (2)	$1,795	$1,846	$1,812	$1,860	$1,804	$1,899	$1,955	$1,950	$1,903	$1,893	$1,905	$1,899	$1,888	$1,936	$1,871	$1,834	$7,080	$7,695	$7,690	$7,624

Total Operating Expenses - as Reported	$954	$1,000	$1,068	$1,164	$1,165	$1,211	$1,178	$1,205	$1,185	$1,198	$1,241	$1,274	$1,163	$1,142	$1,132	$1,149	$4,186	$4,759	$4,898	$4,586
Impact of FX Translation (1)	(2)	(3)	(24)	(60)	(66)	(88)	(79)	(57)	(63)	(44)	(51)	(60)	(36)	(10)	5	—	(240)	(240)	(172)	—
Total Operating Expenses - Ex-FX (2)	$952	$997	$1,044	$1,104	$1,099	$1,123	$1,099	$1,148	$1,122	$1,154	$1,190	$1,214	$1,127	$1,132	$1,137	$1,149	$3,946	$4,519	$4,726	$4,586

Provisions for LLR & PBC - as Reported	$239	$142	$152	$193	$177	$206	$196	$241	$189	$178	$183	$255	$223	$209	$176	$214	$726	$820	$805	$822
Impact of FX Translation (1)	(12)	6	(1)	(10)	(8)	(24)	(14)	(5)	(5)	3	(10)	(12)	(12)	(3)	2	—	(39)	(39)	(20)	—
Provisions for LLR & PBC - Ex-FX (2)	$227	$148	$151	$183	$169	$182	$182	$236	$184	$181	$173	$243	$211	$206	$178	$214	$687	$781	$785	$822

Net Income - as Reported	$545	$539	$477	$488	$432	$458	$541	$390	$479	$427	$428	$378	$394	$410	$364	$313	$2,049	$1,821	$1,712	$1,481
Impact of FX Translation (1)	11	2	9	5	(14)	(11)	(13)	(4)	(13)	(9)	(10)	(11)	(15)	(10)	1	—	(26)	(26)	(20)	—
Net Income - Ex-FX (2)	$556	$541	$486	$493	$418	$447	$528	$386	$466	$418	$418	$367	$379	$400	$365	$313	$2,023	$1,795	$1,692	$1,481

(1) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(2) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	704	704	707	711	707	699	673	671	643	627	618	600	574	571	562	553
Accounts (in millions)	16.1	16.1	16.3	16.2	16.3	16.5	16.7	16.4	16.5	16.8	16.8	16.9	16.9	16.9	17.0	16.8
Average Deposits	$95.7	$97.0	$101.0	$105.6	$108.1	$111.8	$112.1	$109.8	$110.9	$109.7	$112.5	$110.1	$107.0	$102.3	$100.2	$101.0
Investment Sales	$8.9	$9.6	$10.1	$12.8	$11.3	$10.6	$8.5	$6.0	$8.4	$7.0	$9.2	$9.0	$11.6	$11.3	$8.6	$8.4
Investment AUMs	$45.9	$44.8	$47.8	$50.2	$51.3	$51.9	$45.0	$45.2	$47.9	$47.4	$49.8	$52.0	$54.3	$51.4	$54.7	$54.5
Average Loans	$53.9	$54.7	$57.0	$60.1	$62.8	$66.3	$67.0	$67.1	$68.7	$67.5	$68.5	$69.7	$69.3	$68.8	$69.2	$71.5
EOP Loans:
Real Estate Lending	$28.1	$27.8	$30.2	$31.7	$33.3	$34.7	$33.6	$34.8	$35.9	$35.5	$36.3	$36.6	$36.4	$35.6	$37.0	$37.6
Commercial Markets	13.7	14.3	15.0	15.8	16.8	17.5	17.4	17.3	17.6	16.8	16.9	16.6	16.7	17.1	17.4	17.2
Personal and Other	13.1	12.8	13.7	13.9	14.3	14.9	14.5	15.2	15.3	15.3	16.1	16.5	16.3	15.8	15.9	16.8
Total EOP Loans	$54.9	$54.9	$58.9	$61.4	$64.4	$67.1	$65.5	$67.3	$68.8	$67.6	$69.3	$69.7	$69.4	$68.5	$70.3	$71.6

Net Interest Revenue (in millions) (1)	$816	$845	$806	$826	$835	$841	$852	$830	$817	$785	$771	$755	$729	$708	$691	$696
As a % of Average Loans (1)	6.14%	6.20%	5.61%	5.45%	5.39%	5.09%	5.05%	4.91%	4.78%	4.68%	4.48%	4.31%	4.27%	4.13%	3.96%	3.86%
Net Credit Losses (in millions)	$82	$85	$85	$83	$67	$83	$91	$85	$65	$72	$81	$99	$67	$53	$78	$91
As a % of Average Loans	0.62%	0.62%	0.59%	0.55%	0.43%	0.50%	0.54%	0.50%	0.38%	0.43%	0.47%	0.57%	0.39%	0.31%	0.45%	0.50%
Loans 90+ Days Past Due (in millions)	$246	$208	$226	$225	$234	$266	$224	$222	$245	$241	$219	$228	$229	$205	$210	$191
As a % of EOP Loans	0.45%	0.38%	0.38%	0.37%	0.36%	0.40%	0.34%	0.33%	0.36%	0.36%	0.32%	0.33%	0.33%	0.30%	0.30%	0.27%
Loans 30-89 Days Past Due (in millions)	$476	$473	$476	$533	$491	$446	$385	$444	$434	$440	$433	$459	$468	$432	$398	$398
As a % of EOP Loans	0.87%	0.86%	0.81%	0.87%	0.76%	0.66%	0.59%	0.66%	0.63%	0.65%	0.62%	0.66%	0.67%	0.63%	0.57%	0.56%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	14.8	14.9	15.0	15.3	15.4	15.6	15.8	15.9	15.7	15.7	15.9	16.0	16.1	16.4	16.6	16.6
Purchase Sales (in billions)	$14.4	$14.9	$15.9	$17.8	$17.0	$18.4	$18.7	$19.1	$18.8	$18.8	$19.1	$20.7	$19.3	$19.4	$19.2	$20.6
Average Loans (in billions) (2)	$17.2	$17.0	$17.8	$18.8	$19.3	$19.7	$19.8	$19.4	$20.0	$19.5	$19.8	$19.9	$19.8	$19.0	$18.4	$18.8
EOP Loans (in billions) (2)	$17.1	$17.0	$18.3	$19.7	$19.2	$20.0	$18.9	$19.9	$19.6	$19.6	$20.0	$20.4	$19.4	$18.9	$18.7	$19.1
Average Yield (3)	13.98%	14.18%	13.85%	13.66%	13.76%	13.82%	13.50%	13.41%	13.31%	13.16%	12.89%	12.88%	12.69%	12.48%	12.33%	12.24%

Net Interest Revenue (in millions) (4)	$442	450	$426	$479	$492	511	$511	$505	$511	$501	$501	$513	$498	$482	$472	$480
As a % of Average Loans (4)	10.42%	10.62%	9.49%	10.11%	10.34%	10.40%	10.24%	10.33%	10.28%	10.33%	10.07%	10.26%	10.20%	10.18%	10.18%	10.13%
Net Credit Losses (in millions)	$195	$169	$161	$153	$145	$142	$145	$125	$125	$127	$136	$136	$139	$127	$114	$113
As a % of Average Loans	4.60%	3.99%	3.59%	3.23%	3.05%	2.89%	2.91%	2.56%	2.51%	2.62%	2.73%	2.72%	2.85%	2.68%	2.46%	2.38%
Net Credit Margin (in millions) (5)	$467	$500	$505	$561	$573	$618	$633	$674	$643	$660	$651	$684	$621	$649	$646	$651
As a % of Average Loans (5)	11.01%	11.80%	11.26%	11.84%	12.04%	12.58%	12.68%	13.78%	12.93%	13.61%	13.08%	13.67%	12.72%	13.70%	13.93%	13.74%
Loans 90+ Days Past Due	$265	$245	$242	$240	$235	$250	$214	$214	$224	$222	$220	$234	$232	$209	$189	$188
As a % of EOP Loans	1.55%	1.44%	1.32%	1.22%	1.22%	1.25%	1.13%	1.08%	1.14%	1.13%	1.10%	1.15%	1.20%	1.11%	1.01%	0.98%
Loans 30-89 Days Past Due	$360	$321	$328	$340	$358	$351	$300	$321	$321	$315	$334	$342	$325	$287	$267	$274
As a % of EOP Loans	2.11%	1.89%	1.79%	1.73%	1.86%	1.76%	1.59%	1.61%	1.64%	1.61%	1.67%	1.68%	1.68%	1.52%	1.43%	1.43%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average yield is gross interest revenue earned divided by average loans.

(4) Net interest revenue includes certain fees that are recorded as interest revenue.

(5) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

																Full	Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Commissions and Fees	$1,075	$1,047	$982	$1,015	$1,086	$1,086	$1,114	$989	$1,111	$1,041	$973	$1,046	$1,136	$1,105	$1,081	$1,022	$4,119	$4,275	$4,171	$4,344
Administration and Other Fiduciary Fees	714	609	664	728	735	719	637	637	684	729	651	677	681	683	625	637	2,715	2,728	2,741	2,626
Investment Banking	953	592	829	1,146	793	1,001	590	645	811	793	1,000	1,014	1,085	983	842	952	3,520	3,029	3,618	3,862
Principal Transactions	3,360	1,837	1,593	(1,011)	2,313	1,344	1,727	(288)	1,985	1,478	776	91	2,472	2,450	863	706	5,779	5,096	4,330	6,491
Other	471	476	349	385	(75)	254	1,530	113	(403)	327	38	(38)	361	370	132	(189)	1,681	1,822	(76)	674
Total Non-Interest Revenue	6,573	4,561	4,417	2,263	4,852	4,404	5,598	2,096	4,188	4,368	3,438	2,790	5,735	5,591	3,543	3,128	17,814	16,950	14,784	17,997
Net Interest Revenue (including Dividends)	3,932	3,958	3,776	3,879	3,759	3,784	3,880	3,760	3,893	3,867	4,029	4,189	3,856	3,969	3,829	3,916	15,545	15,183	15,978	15,570
Total Revenues, Net of Interest Expense	10,505	8,519	8,193	6,142	8,611	8,188	9,478	5,856	8,081	8,235	7,467	6,979	9,591	9,560	7,372	7,044	33,359	32,133	30,762	33,567
Total Operating Expenses	4,658	5,224	4,939	5,075	5,219	5,389	5,130	5,352	5,226	5,088	4,969	5,348	5,079	5,006	4,888	5,245	19,896	21,090	20,631	20,218
Net Credit Losses	103	43	290	137	210	150	87	172	(58)	122	143	75	39	53	65	25	573	619	282	182
Provision for Unfunded Lending Commitments	(8)	(22)	1	—	4	(8)	45	48	(11)	26	(26)	50	3	(19)	93	(24)	(29)	89	39	53
Credit Reserve Build / (Release)	(177)	(232)	(27)	(190)	(394)	(56)	32	(138)	158	(13)	(149)	(41)	23	(64)	(19)	(97)	(626)	(556)	(45)	(157)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(82)	(211)	264	(53)	(180)	86	164	82	89	135	(32)	84	65	(30)	139	(96)	(82)	152	276	78
Income from Continuing Operations before Taxes	5,929	3,506	2,990	1,120	3,572	2,713	4,184	422	2,766	3,012	2,530	1,547	4,447	4,584	2,345	1,895	13,545	10,891	9,855	13,271
Income Taxes (Benefits)	1,814	919	706	11	1,054	686	1,191	(178)	601	720	587	113	1,377	1,448	605	427	3,450	2,753	2,021	3,857
Income from Continuing Operations	4,115	2,587	2,284	1,109	2,518	2,027	2,993	600	2,165	2,292	1,943	1,434	3,070	3,136	1,740	1,468	10,095	8,138	7,834	9,414
Noncontrolling Interests	26	20	34	51	13	9	5	29	60	31	14	23	50	23	19	18	131	56	128	110
Net Income	$4,089	$2,567	$2,250	$1,058	$2,505	$2,018	$2,988	$571	$2,105	$2,261	$1,929	$1,411	$3,020	$3,113	$1,721	$1,450	$9,964	$8,082	$7,706	$9,304
Average Assets (in billions of dollars)	$928	$949	$945	$976	$1,002	$1,048	$1,045	$1,012	$1,018	$1,051	$1,047	$1,061	$1,070	$1,090	$1,052	$1,052	$950	$1,027	$1,044	$1,066
Return on Average Assets	1.79%	1.08%	0.94%	0.43%	1.01%	0.77%	1.13%	0.22%	0.83%	0.87%	0.73%	0.53%	1.14%	1.15%	0.65%	0.55%	1.05%	0.79%	0.74%	0.87%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	1.71%	1.02%	0.92%	0.69%	1.07%	0.74%	0.69%	0.24%	1.17%	0.82%	0.92%	0.65%	1.22%	1.04%	0.73%	0.58%	1.07%	0.68%	0.89%	0.89%
Efficiency Ratio	44%	61%	60%	83%	61%	66%	54%	91%	65%	62%	67%	77%	53%	52%	66%	74%	60%	66%	67%	60%

Revenue by Region - Excluding CVA/DVA (2)
North America	$4,106	$3,076	$2,838	$2,212	$3,078	$2,629	$2,168	$1,399	$2,705	$2,565	$2,484	$2,357	$3,679	$3,153	$2,579	$2,325	$12,232	$9,274	$10,111	$11,736
EMEA	3,332	2,668	2,552	2,131	3,025	2,585	2,501	2,088	3,461	2,524	2,712	2,377	2,938	2,746	2,328	2,053	10,683	10,199	11,074	10,065
Latin America	890	947	997	1,068	966	1,079	923	940	1,177	1,180	1,231	1,143	1,232	1,200	1,102	1,147	3,902	3,908	4,731	4,681
Asia	1,892	1,573	1,707	1,769	1,771	1,748	1,998	1,503	2,114	1,768	1,839	1,612	2,052	1,999	1,695	1,684	6,941	7,020	7,333	7,430
Total	$10,220	$8,264	$8,094	$7,180	$8,840	$8,041	$7,590	$5,930	$9,457	$8,037	$8,266	$7,489	$9,901	$9,098	$7,704	$7,209	$33,758	$30,401	$33,249	$33,912
CVA/DVA (after-tax) {excluded as applicable in lines above}	285	255	99	(1,038)	(229)	147	1,888	(74)	(1,376)	198	(799)	(510)	(310)	462	(332)	(165)	(399)	1,732	(2,487)	(345)
Total Revenues, net of Interest Expense	$10,505	$8,519	$8,193	$6,142	$8,611	$8,188	$9,478	$5,856	$8,081	$8,235	$7,467	$6,979	$9,591	$9,560	$7,372	$7,044	$33,359	$32,133	$30,762	$33,567

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$1,534	$843	$552	$247	$648	$401	$217	$(308)	$672	$572	$601	$457	$1,318	$927	$596	$463	$3,176	$958	$2,302	$3,304
EMEA	1,285	683	766	487	1,094	630	563	420	1,167	661	809	513	769	793	486	414	3,221	2,707	3,150	2,462
Latin America	373	369	422	465	417	426	344	303	498	486	505	403	478	513	431	200	1,629	1,490	1,892	1,622
Asia	749	530	486	550	501	479	697	225	682	447	527	377	697	619	433	491	2,315	1,902	2,033	2,240
Total	$3,941	$2,425	$2,226	$1,749	$2,660	$1,936	$1,821	$640	$3,019	$2,166	$2,442	$1,750	$3,262	$2,852	$1,946	$1,568	$10,341	$7,057	$9,377	$9,628
CVA/DVA {excluded as applicable in lines above}	174	162	58	(640)	(142)	91	1,172	(40)	(854)	126	(499)	(316)	(192)	284	(206)	(100)	(246)	1,081	(1,543)	(214)
Income from Continuing Operations	$4,115	$2,587	$2,284	$1,109	$2,518	$2,027	$2,993	$600	$2,165	$2,292	$1,943	$1,434	$3,070	$3,136	$1,740	$1,468	$10,095	$8,138	$7,834	$9,414

Average Loans by Region (in billions)
North America	$68	68	66	66	$66	$68	$70	$74	$76	$82	$90	89	$91	$96	$100	105	$67	$69	$83	$98
EMEA	37	37	38	40	42	48	48	50	51	52	54	53	53	56	54	56	38	47	53	55
Latin America	23	22	23	24	25	29	30	32	34	34	34	37	38	37	38	39	23	29	35	38
Asia	30	35	38	42	45	49	54	58	60	63	65	62	60	64	67	68	36	52	63	65
Total	$158	$162	$165	$172	$178	$194	$202	$214	$221	$231	$243	$241	$242	$253	$259	$268	$164	$197	$234	$256

EOP Deposits by Region (in billions)
North America	$108	$118	$115	$118	$123	$129	$133	$151	$164	$161	$156	$148	$151	$158	$173	$183	$118	$151	$148	$183
EMEA	148	141	153	144	159	150	146	149	156	159	174	171	172	173	181	185	144	149	171	185
Latin America	43	39	46	47	48	50	50	51	52	50	60	56	58	57	63	60	47	51	56	60
Asia	136	130	144	143	141	144	138	134	145	152	156	149	143	145	149	146	143	134	149	146
Total	$435	$428	$458	$452	$471	$473	$467	$485	$517	$522	$546	$524	$524	$533	$566	$574	$452	$485	$524	$574

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$263	$261	$280	$278	$287	$282	$290	$301	$322	$329	$344	$325	$335	$343	$371	$380	$278	$301	$325	$380
All Other ICG Businesses	172	167	178	174	184	191	177	184	195	193	202	199	189	190	195	194	174	184	199	194
Total	$435	$428	$458	$452	$471	$473	$467	$485	$517	$522	$546	$524	$524	$533	$566	$574	$452	$485	$524	$574

(1)    ROA excluding CVA/DVA equals annualized net income loss CVA/DVA divided by average assets. See below for the after-tax CVA/DVA for each period presented.

(2)    Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013
Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$199	$89	$239	$199	$144	$199	$185	$160	$111	$202	$196	$206	$204	$215	$167	$266	$726	$688	$715	$852
Equity Underwriting	237	184	182	416	220	299	135	104	169	207	171	184	250	302	197	310	1,019	758	731	1,059
Debt Underwriting	731	521	632	653	591	703	530	460	680	581	677	718	713	639	578	570	2,537	2,284	2,656	2,500
Total Investment Banking	1,167	794	1,053	1,268	955	1,201	850	724	960	990	1,044	1,108	1,167	1,156	942	1,146	4,282	3,730	4,102	4,411
Treasury and Trade Solutions	1,757	1,784	1,823	1,811	1,810	1,900	1,920	1,929	2,020	2,080	1,959	1,967	1,926	2,005	1,950	1,938	7,175	7,559	8,026	7,819
Corporate Lending - Excluding Gain(Loss) on Loan Hedge	187	230	213	279	286	270	298	308	358	417	421	380	335	404	379	395	909	1,162	1,576	1,513
Private Bank	516	534	512	525	540	575	565	537	598	591	609	596	629	645	614	599	2,087	2,217	2,394	2,487
Total Banking Revenues (Ex-CVA/DVA and Gain (Loss) on Loan Hedge) (1)	$3,627	$3,342	$3,601	$3,883	$3,591	$3,946	$3,633	$3,498	$3,936	$4,078	$4,033	$4,051	$4,057	$4,210	$3,885	$4,078	$14,453	$14,668	$16,098	$16,230

Corporate Lending — Gain (Loss) on Loan Hedge (2)	33	270	(253)	(116)	(63)	55	702	(174)	(344)	156	(252)	(258)	(24)	23	(147)	(139)	(66)	520	(698)	(287)
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedge (1)	$3,660	$3,612	$3,348	$3,767	$3,528	$4,001	$4,335	$3,324	$3,592	$4,234	$3,781	$3,793	$4,033	$4,233	$3,738	$3,939	$14,387	$15,188	$15,400	$15,943

Fixed Income Markets	5,191	3,598	3,490	2,400	4,088	3,029	2,384	1,822	4,862	2,914	3,792	2,793	4,687	3,422	2,838	2,375	14,679	11,323	14,361	13,322
Equity Markets	1,189	582	1,033	769	1,059	732	248	198	876	511	476	418	779	885	670	484	3,573	2,237	2,281	2,818
Securities Services	538	571	559	620	607	616	640	565	586	550	541	537	566	599	553	554	2,288	2,428	2,214	2,272
Other	(358)	(99)	(336)	(376)	(442)	(337)	(17)	21	(459)	(172)	(324)	(52)	(164)	(41)	(95)	(143)	(1,169)	(775)	(1,007)	(443)
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$6,560	$4,652	$4,746	$3,413	$5,312	$4,040	$3,255	$2,606	$5,865	$3,803	$4,485	$3,696	$5,868	$4,865	$3,966	$3,270	$19,371	$15,213	$17,849	$17,969

Total ICG (Ex-CVA/DVA) (1)	$10,220	$8,264	$8,094	$7,180	$8,840	$8,041	$7,590	$5,930	$9,457	$8,037	$8,266	$7,489	$9,901	$9,098	$7,704	$7,209	$33,758	$30,401	$33,249	$33,912

CVA/DVA {excluded as applicable in lines above}	285	255	99	(1,038)	(229)	147	1,888	(74)	(1,376)	198	(799)	(510)	(310)	462	(332)	(165)	(399)	1,732	(2,487)	(345)
Total Revenues, net of Interest Expense	$10,505	$8,519	$8,193	$6,142	$8,611	$8,188	$9,478	$5,856	$8,081	$8,235	$7,467	$6,979	$9,591	$9,560	$7,372	$7,044	$33,359	$32,133	$30,762	$33,567

Taxable-equivalent adjustments (3)	$288	$275	$278	$270	$286	$283	$321	$307	$327	$341	$310	$314	$302	$301	$269	$266	$1,111	$1,197	$1,292	$1,138

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$10,508	$8,539	$8,372	$7,450	$9,126	$8,324	$7,911	$6,237	$9,784	$8,378	$8,576	$7,803	$10,203	$9,399	$7,973	$7,475	$34,869	$31,598	$34,541	$35,050

(1)     Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2)     Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)     Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Net Interest Revenue	$213	$224	$150	$69	$(27)	$(88)	$(89)	$13	$(45)	$(124)	$(197)	$(210)	$(145)	$(138)	$(194)	$(132)	$656	$(191)	$(576)	$(609)
Non-Interest Revenue	115	419	428	55	(53)	329	372	350	528	(161)	213	124	151	252	236	91	1,017	998	704	730
Total Revenues, Net of Interest Expense	328	643	578	124	(80)	241	283	363	483	(285)	16	(86)	6	114	42	(41)	1,673	807	128	121
Total Operating Expenses	221	96	201	513	454	419	332	321	545	339	524	862	340	294	206	193	1,031	1,526	2,270	1,033
Net Credit Losses	(1)	(1)	1	1	1	—	1	1	1	1	(1)	(1)	—	—	—	—	—	3	—	—
Credit Reserve Build / (Release)	4	—	—	(2)	(1)	—	(1)	(1)	(1)	—	—	—	—	—	—	—	2	(3)	(1)	—
Provision for Benefits & Claims	—	1	(1)	—	1	—	(1)	1	—	(1)	—	—	—	—	—	—	—	1	(1)	—
Provision for Unfunded Lending Commitments	(2)	—	(1)	—	—	—	1	(1)	—	—	—	1	—	—	—	—	(3)	—	1	—
Provision for Loan Losses and for Benefits and Claims	1	—	(1)	(1)	1	—	—	—	—	—	(1)	—	—	—	—	—	(1)	1	(1)	—
Income from Continuing Operations before Taxes	106	547	378	(388)	(535)	(178)	(49)	42	(62)	(624)	(507)	(948)	(334)	(180)	(164)	(234)	643	(720)	(2,141)	(912)
Income Taxes	2	266	152	(273)	(167)	(157)	(87)	(31)	99	(352)	(598)	(242)	(169)	49	(184)	22	147	(442)	(1,093)	(282)
Income from Continuing Operations	104	281	226	(115)	(368)	(21)	38	73	(161)	(272)	91	(706)	(165)	(229)	20	(256)	496	(278)	(1,048)	(630)
Income (Loss) from Discontinued Operations, net of taxes (2)	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)	(33)	30	92	181	(16)	68	(58)	270
Noncontrolling Interests	—	—	(51)	3	—	—	(41)	14	63	9	8	5	30	6	22	26	(48)	(27)	85	84
Net Income (Loss)	$311	$291	$(69)	$(5)	$(336)	$29	$79	$45	$(212)	$(274)	$91	$(796)	$(228)	$(205)	$90	$(101)	$528	$(183)	$(1,191)	$(444)
EOP Assets (in billions of dollars)	$261	$259	$276	$268	$278	$265	$279	$281	$308	$285	$298	$243	$280	$290	$317	$313	$268	$281	$243	$313
Average Assets (in billions of dollars)	$262	$277	$275	$285	$280	$281	$279	$282	$285	$281	$289	$283	$264	$275	$292	$316	$275	$281	$285	$287

(1)

Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury, Corporate items and Income (Loss) from Discontinued Operations.

(2)	See Footnote 3 on page 2 for components of Discontinued operations.

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Net Interest Revenue	$6,300	$6,072	$5,672	$5,622	$5,495	$5,373	$5,519	$5,410	$5,353	$5,379	$5,603	$5,708	$5,548	$5,458	$5,593	$5,814	$23,666	$21,797	$22,043	$22,413
Non-Interest Revenue	3,601	2,697	2,652	1,182	2,427	2,352	2,699	1,070	1,890	2,388	1,902	1,700	3,139	2,840	1,585	1,272	10,132	8,548	7,880	8,836
Total Revenues, Net of Interest Expense	9,901	8,769	8,324	6,804	7,922	7,725	8,218	6,480	7,243	7,767	7,505	7,408	8,687	8,298	7,178	7,086	33,798	30,345	29,923	31,249
Total Operating Expenses	4,117	4,224	3,985	4,191	4,435	4,505	4,398	4,745	4,453	4,553	4,414	4,748	4,430	4,341	4,276	4,388	16,517	18,083	18,168	17,435
Net Credit Losses	3,689	3,497	3,418	2,963	2,527	2,253	1,894	1,816	1,547	1,564	1,370	1,269	1,271	1,207	1,121	1,113	13,567	8,490	5,750	4,712
Credit Reserve Build / (Release)	(27)	(271)	(317)	(751)	(1,275)	(1,230)	(871)	(827)	(811)	(839)	(574)	(293)	(424)	(331)	(329)	(71)	(1,366)	(4,203)	(2,517)	(1,155)
Provision Unfunded Lending Commitments	(1)	(20)	(5)	1	9	—	58	36	(17)	19	(15)	44	3	(19)	94	(29)	(25)	103	31	49
Provision for Benefits & Claims	17	14	12	14	17	14	18	13	14	19	19	18	14	13	17	16	57	62	70	60
Provision for Credit Losses and for Benefits and Claims	3,678	3,220	3,108	2,227	1,278	1,037	1,099	1,038	733	763	800	1,038	864	870	903	1,029	12,233	4,452	3,334	3,666
Income from Continuing Operations before Taxes	2,106	1,325	1,231	386	2,209	2,183	2,721	697	2,057	2,451	2,291	1,622	3,393	3,087	1,999	1,669	5,048	7,810	8,421	10,148
Income Taxes	635	281	198	20	719	614	846	146	520	684	671	384	1,063	1,019	597	416	1,134	2,325	2,259	3,095
Income from Continuing Operations	1,471	1,044	1,033	366	1,490	1,569	1,875	551	1,537	1,767	1,620	1,238	2,330	2,068	1,402	1,253	3,914	5,485	6,162	7,053
Noncontrolling Interests	5	1	14	33	(8)	(7)	(17)	3	32	10	(7)	9	17	(2)	3	6	53	(29)	44	24
Net Income	$1,466	$1,043	$1,019	$333	$1,498	$1,576	$1,892	$548	$1,505	$1,757	$1,627	$1,229	$2,313	$2,070	$1,399	$1,247	$3,861	$5,514	$6,118	$7,029
Average Assets (in billions of dollars)	$593	$597	$565	$573	$592	$595	$588	$586	$595	$616	$629	$635	$633	$638	$629	$632	$581	$590	$618	$633
Return on Average Assets	1.00%	0.70%	0.72%	0.23%	1.03%	1.06%	1.28%	0.37%	1.02%	1.15%	1.03%	0.77%	1.48%	1.30%	0.88%	0.78%	0.66%	0.93%	0.99%	1.11%
Efficiency Ratio	42%	48%	48%	62%	56%	58%	54%	73%	61%	59%	59%	64%	51%	52%	60%	62%	49%	60%	61%	56%

Revenue by Business
Retail Banking	$1,281	$1,324	$1,374	$1,353	$1,188	$1,253	$1,284	$1,392	$1,630	$1,651	$1,739	$1,667	$1,573	$1,592	$1,124	$1,087	$5,332	$5,117	$6,687	$5,376
Citi-Branded Cards	2,553	2,405	2,404	2,243	2,181	2,151	2,170	2,139	2,046	1,988	2,087	2,113	2,026	1,978	2,087	2,120	9,605	8,641	8,234	8,211
Citi Retail Services	1,792	1,704	1,645	1,538	1,539	1,512	1,614	1,602	1,491	1,464	1,541	1,533	1,511	1,483	1,528	1,667	6,679	6,267	6,029	6,189
Global Consumer Banking	5,626	5,433	5,423	5,134	4,908	4,916	5,068	5,133	5,167	5,103	5,367	5,313	5,110	5,053	4,739	4,874	21,616	20,025	20,950	19,776
Institutional Clients Group	4,275	3,336	2,901	1,670	3,014	2,809	3,150	1,347	2,076	2,664	2,138	2,095	3,577	3,245	2,439	2,212	12,182	10,320	8,973	11,473
Total	$9,901	$8,769	$8,324	$6,804	$7,922	$7,725	$8,218	$6,480	$7,243	$7,767	$7,505	$7,408	$8,687	$8,298	$7,178	$7,086	$33,798	$30,345	$29,923	$31,249

CVA/DVA {included as applicable in businesses above}	169	260	63	(542)	(64)	180	982	(52)	(629)	99	(346)	(262)	(102)	92	(140)	(113)	(50)	1,046	(1,138)	(263)
Total Revenues - Excluding CVA/DVA (2)	$9,732	$8,509	$8,261	$7,346	$7,986	$7,545	$7,236	$6,532	$7,872	$7,668	$7,851	$7,670	$8,789	$8,206	$7,318	$7,199	$33,848	$29,299	$31,061	$31,512

Income (loss) from Continuing Operations by Business
Retail Banking	$147	$190	$189	$176	$68	$80	$103	$145	$306	$309	$314	$207	$212	$257	$(37)	$(21)	$702	$396	$1,136	$411
Citi-Branded Cards	(151)	(154)	(28)	218	453	571	552	477	584	405	546	453	432	440	548	522	(115)	2,053	1,988	1,942
Citi Retail Services	(163)	—	283	59	361	405	394	265	365	418	374	283	430	387	383	357	179	1,425	1,440	1,557
Global Consumer Banking	(167)	36	444	453	882	1,056	1,049	887	1,255	1,132	1,234	943	1,074	1,084	894	858	766	3,874	4,564	3,910
Institutional Clients Group	1,638	1,008	589	(87)	608	513	826	(336)	282	635	386	295	1,256	984	508	395	3,148	1,611	1,598	3,143
Total	$1,471	$1,044	$1,033	$366	$1,490	$1,569	$1,875	$551	$1,537	$1,767	$1,620	$1,238	$2,330	$2,068	$1,402	$1,253	$3,914	$5,485	$6,162	$7,053

CVA/DVA {included as applicable in businesses above}	104	165	37	(334)	(40)	112	609	(28)	(390)	63	(216)	(162)	(62)	57	(88)	(68)	(28)	653	(705)	(161)
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,367	$879	$996	$700	$1,530	$1,457	$1,266	$579	$1,927	$1,704	$1,836	$1,400	$2,392	$2,011	$1,490	$1,321	$3,942	$4,832	$6,867	$7,214

(1)              Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)              Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Net Interest Revenue	$1,149	$1,178	$1,192	$1,195	$1,158	$1,062	$1,154	$1,149	$1,300	$1,184	$1,261	$1,310	$1,166	$1,214	$1,068	$1,065	$4,714	$4,523	$5,055	$4,513
Non-Interest Revenue	2,611	1,810	1,728	859	2,140	1,870	2,402	1,262	1,929	1,700	1,483	1,295	1,955	2,238	1,438	1,325	7,008	7,674	6,407	6,956
Total Revenues, Net of Interest Expense	3,760	2,988	2,920	2,054	3,298	2,932	3,556	2,411	3,229	2,884	2,744	2,605	3,121	3,452	2,506	2,390	11,722	12,197	11,462	11,469
Total Operating Expenses	1,848	2,116	1,878	1,898	1,951	2,074	2,040	2,083	2,033	1,940	1,931	2,170	2,003	1,948	1,921	1,893	7,740	8,148	8,074	7,765
Net Credit Losses	117	94	82	124	92	72	86	112	52	20	48	71	41	25	41	36	417	362	191	143
Credit Reserve Build / (Release)	(174)	(165)	(150)	(45)	(274)	(105)	(30)	(164)	75	(38)	(47)	92	79	(64)	36	(108)	(534)	(573)	82	(57)
Provision Unfunded Lending Commitments	(6)	(5)	6	(1)	(5)	(5)	(4)	12	5	7	(10)	6	1	(1)	(18)	(1)	(6)	(2)	8	(19)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(63)	(76)	(62)	78	(187)	(38)	52	(40)	132	(11)	(9)	169	121	(40)	59	(73)	(123)	(213)	281	67
Income from Continuing Operations before Taxes	1,975	948	1,104	78	1,534	896	1,464	368	1,064	955	822	266	997	1,544	526	570	4,105	4,262	3,107	3,637
Income Taxes	662	261	317	(120)	479	277	476	(29)	289	287	227	(102)	342	519	139	170	1,120	1,203	701	1,170
Income from Continuing Operations	1,313	687	787	198	1,055	619	988	397	775	668	595	368	655	1,025	387	400	2,985	3,059	2,406	2,467
Noncontrolling Interests	20	17	17	17	21	17	22	22	28	22	23	16	36	30	18	12	71	82	89	96
Net Income	$1,293	$670	$770	$181	$1,034	$602	$966	$375	$747	$646	$572	$352	$619	$995	$369	$388	$2,914	$2,977	$2,317	$2,371
Average Assets (in billions of dollars)	$240	$241	$257	$265	$262	$298	$311	$301	$296	$299	$282	$293	$302	$312	$291	$294	$251	$293	$293	$300
Return on Average Assets	2.18%	1.12%	1.19%	0.27%	1.60%	0.81%	1.23%	0.49%	1.02%	0.87%	0.81%	0.48%	0.83%	1.28%	0.50%	0.52%	1.16%	1.02%	0.79%	0.79%
Efficiency Ratio	49%	71%	64%	92%	59%	71%	57%	86%	63%	67%	70%	83%	64%	56%	77%	79%	66%	67%	70%	68%

Revenue by Business
Retail Banking	$233	$210	$190	$228	$239	$230	$210	$195	$216	$210	$220	$227	$215	$214	$219	$220	$861	$874	$873	$868
Citi-Branded Cards	180	167	160	161	175	173	161	146	153	148	154	157	153	150	140	138	668	655	612	581
Regional Consumer Banking	413	377	350	389	414	403	371	341	369	358	374	384	368	364	359	358	$1,529	$1,529	$1,485	$1,449
Institutional Clients Group	3,347	2,611	2,570	1,665	2,884	2,529	3,185	2,070	2,860	2,526	2,370	2,221	2,753	3,088	2,147	2,032	10,193	10,668	9,977	10,020
Total	$3,760	$2,988	$2,920	$2,054	$3,298	$2,932	$3,556	$2,411	$3,229	$2,884	$2,744	$2,605	$3,121	$3,452	$2,506	$2,390	$11,722	$12,197	$11,462	$11,469

CVA/DVA {included as applicable in businesses above}	15	(57)	18	(466)	(141)	(56)	684	(18)	(601)	2	(342)	(156)	(185)	342	(181)	(21)	(490)	469	(1,097)	(45)
Total Revenues - Excluding CVA/DVA (2)	$3,745	$3,045	$2,902	$2,520	$3,439	$2,988	$2,872	$2,429	$3,830	$2,882	$3,086	$2,761	$3,306	$3,110	$2,687	$2,411	12,212	11,728	12,559	11,514

Income (loss) from Continuing Operations by Business
Retail Banking	$(14)	$(2)	$(31)	$(30)	$7	$(17)	$(27)	$(24)	$(30)	$(14)	$(18)	$(47)	$(13)	$(5)	$(7)	$(17)	$(77)	$(61)	$(109)	$(42)
Citi-Branded Cards	33	42	41	29	41	41	27	11	11	20	18	(1)	14	27	20	16	145	120	48	77
Regional Consumer Banking	19	40	10	(1)	48	24	—	(13)	(19)	6	—	(48)	1	22	13	(1)	$68	$59	$(61)	$35
Institutional Clients Group	1,294	647	777	199	1,007	595	988	410	794	662	595	416	654	1,003	374	401	2,917	3,000	2,467	2,432
Total	$1,313	$687	$787	$198	$1,055	$619	$988	$397	$775	$668	$595	$368	$655	$1,025	$387	$400	$2,985	$3,059	$2,406	$2,467

CVA/DVA {included as applicable in businesses above}	9	(36)	11	(288)	(87)	(35)	425	(10)	(373)	1	(214)	(97)	(115)	210	(112)	(13)	(304)	293	(683)	(30)
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,304	$723	$776	$486	$1,142	$654	$563	$407	$1,148	$667	$809	$465	$770	$815	$499	$413	$3,289	$2,766	$3,089	$2,497

(1)              Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)              Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Net Interest Revenue	$2,051	$2,023	$2,086	$2,217	$2,190	$2,291	$2,222	$2,167	$2,177	$2,147	$2,227	$2,315	$2,250	$2,359	$2,294	$2,341	$8,377	$8,870	$8,866	$9,244
Non-Interest Revenue	790	813	946	965	868	986	872	910	1,177	1,122	1,186	1,101	1,281	1,197	1,073	1,213	3,514	3,636	4,586	4,764
Total Revenues, Net of Interest Expense	2,841	2,836	3,032	3,182	3,058	3,277	3,094	3,077	3,354	3,269	3,413	3,416	3,531	3,556	3,367	3,554	11,891	12,506	13,452	14,008
Total Operating Expenses	1,434	1,581	1,579	1,697	1,666	1,795	1,793	1,754	1,703	1,685	1,737	2,030	1,835	1,843	1,766	2,229	6,291	7,008	7,155	7,673
Net Credit Losses	449	417	393	401	337	325	319	373	333	347	356	427	424	423	443	458	1,660	1,354	1,463	1,748
Credit Reserve Build / (Release)	(160)	(256)	(331)	(168)	(251)	(27)	12	17	85	80	60	35	57	49	153	68	(915)	(249)	260	327
Provision Unfunded Lending Commitments	—	—	—	—	—	—	(9)	—	—	—	—	—	—	—	20	9	—	(9)	—	29
Provision for Benefits & Claims	36	22	32	37	38	22	38	32	44	31	46	46	49	33	34	36	127	130	167	152
Provision for Credit Losses and for Benefits and Claims	325	183	94	270	124	320	360	422	462	458	462	508	530	505	650	571	872	1,226	1,890	2,256
Income from Continuing Operations before Taxes	1,082	1,072	1,359	1,215	1,268	1,162	941	901	1,189	1,126	1,214	878	1,166	1,208	951	754	4,728	4,272	4,407	4,079
Income Taxes	313	279	426	298	369	316	254	206	341	326	359	120	338	335	260	181	1,316	1,145	1,146	1,114
Income from Continuing Operations	769	793	933	917	899	846	687	695	848	800	855	758	828	873	691	573	3,412	3,127	3,261	2,965
Noncontrolling Interests	(5)	1	(2)	—	(3)	1	—	1	—	(3)	—	(3)	1	—	1	1	(6)	(1)	(6)	3
Net Income	$774	$792	$935	$917	$902	$845	$687	$694	$848	$803	$855	$761	$827	$873	$690	$572	$3,418	$3,128	$3,267	$2,962
Average Assets (in billions of dollars)	$146	$149	$151	$160	$171	$177	$169	$162	$167	$165	$169	$175	$184	$180	$177	$178	$152	$170	169	$180
Return on Average Assets	2.20%	2.18%	2.51%	2.33%	2.19%	1.96%	1.66%	1.74%	2.10%	2.00%	2.06%	1.77%	1.86%	1.95%	1.55%	1.27%	2.30%	1.89%	1.98%	1.65%
Efficiency Ratio	50%	56%	52%	53%	54%	55%	58%	57%	51%	52%	51%	59%	52%	52%	52%	63%	53%	56%	53%	55%

Revenue by Business
Retail Banking	$1,204	$1,245	$1,307	$1,343	$1,357	$1,425	$1,416	$1,364	$1,468	$1,397	$1,465	$1,511	$1,544	$1,544	$1,483	$1,562	$5,099	$5,562	$5,841	$6,133
Citi-Branded Cards	704	693	719	721	728	763	746	754	714	690	720	777	764	789	789	841	2,837	2,991	2,901	3,183
Regional Consumer Banking	1,908	1,938	2,026	2,064	2,085	2,188	2,162	2,118	2,182	2,087	2,185	2,288	2,308	2,333	2,272	2,403	$7,936	$8,553	$8,742	$9,316
Institutional Clients Group	933	898	1,006	1,118	973	1,089	932	959	1,172	1,182	1,228	1,128	1,223	1,223	1,095	1,151	3,955	3,953	4,710	4,692
Total	$2,841	$2,836	$3,032	$3,182	$3,058	$3,277	$3,094	$3,077	$3,354	$3,269	$3,413	$3,416	$3,531	$3,556	$3,367	$3,554	$11,891	$12,506	$13,452	$14,008

CVA/DVA {included as applicable in businesses above}	43	(49)	9	50	7	10	9	19	(5)	2	(3)	(15)	(9)	23	(7)	4	53	45	(21)	11
Total Revenues - Excluding CVA/DVA (2)	$2,798	$2,885	$3,023	$3,132	$3,051	$3,267	$3,085	$3,058	$3,359	$3,267	$3,416	$3,431	$3,540	$3,533	$3,374	$3,550	11,838	12,461	13,473	13,997

Income from Continuing Operations by Business
Retail Banking	$230	$250	$251	$211	$293	$234	$166	$201	$198	$219	$203	$217	$228	$190	$123	$211	$942	$894	$837	$752
Citi-Branded Cards	140	205	255	210	185	180	171	181	155	94	149	147	128	156	141	160	810	717	545	585
Regional Consumer Banking	370	455	506	421	478	414	337	382	353	313	352	364	356	346	264	371	$1,752	$1,611	$1,382	$1,337
Institutional Clients Group	399	338	427	496	421	432	350	313	495	487	503	394	472	527	427	202	1,660	1,516	1,879	1,628
Total	$769	$793	$933	$917	$899	$846	$687	$695	$848	$800	$855	$758	$828	$873	$691	$573	$3,412	$3,127	$3,261	$2,965

CVA/DVA {included as applicable in businesses above}	26	(31)	5	31	4	6	6	10	(3)	1	(2)	(9)	(6)	14	(4)	2	31	26	(13)	6
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$743	$824	$928	$886	$895	$840	$681	$685	$851	$799	$857	$767	$834	$859	$695	$571	$3,381	$3,101	$3,274	$2,959

(1)              Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)              Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Net Interest Revenue	$1,949	$1,992	$1,986	$2,074	$2,077	$2,279	$2,306	$2,262	$2,222	$2,162	$2,137	$2,158	$2,058	$2,005	$1,974	$2,011	$8,001	$8,924	$8,679	$8,048
Non-Interest Revenue	1,800	1,525	1,568	1,544	1,563	1,512	1,976	1,241	1,749	1,653	1,577	1,372	1,940	1,967	1,579	1,472	6,437	6,292	6,351	6,958
Total Revenues, Net of Interest Expense	3,749	3,517	3,554	3,618	3,640	3,791	4,282	3,503	3,971	3,815	3,714	3,530	3,998	3,972	3,553	3,483	14,438	15,216	15,030	15,006
Total Operating Expenses	1,861	1,898	2,108	2,236	2,214	2,323	2,229	2,310	2,259	2,233	2,300	2,314	2,163	2,159	2,114	2,096	8,103	9,076	9,106	8,532
Net Credit Losses	284	256	246	235	220	234	239	209	191	230	317	247	212	183	190	205	1,021	902	985	790
Credit Reserve Build / (Release)	(8)	(146)	(139)	(62)	(23)	(43)	(62)	82	53	31	(103)	(27)	(29)	45	36	7	(355)	(46)	(46)	59
Provision for Unfunded Lending Commitments	—	(1)	—	—	—	—	—	—	—	—	—	—	14	10	12	(5)	(1)	—	—	31
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	276	109	107	173	197	191	177	291	244	261	214	220	197	238	238	207	665	856	939	880
Income from Continuing Operations before Taxes	1,612	1,510	1,339	1,209	1,229	1,277	1,876	902	1,468	1,321	1,200	996	1,638	1,575	1,201	1,180	5,670	5,284	4,985	5,594
Income Taxes	283	377	371	220	315	332	506	299	395	386	313	289	556	543	406	397	1,251	1,452	1,383	1,902
Income from Continuing Operations	1,329	1,133	968	989	914	945	1,370	603	1,073	935	887	707	1,082	1,032	795	783	4,419	3,832	3,602	3,692
Noncontrolling Interests	1	1	1	1	1	1	1	1	1	1	1	1	1	1	1	1	4	4	4	4
Net Income	$1,328	$1,132	$967	$988	$913	$944	$1,369	$602	$1,072	$934	$886	$706	$1,081	$1,031	$794	$782	$4,415	$3,828	$3,598	$3,688
Average Assets (in billions of dollars)	$302	$309	$324	$339	$344	$356	$357	$344	$346	$353	$356	$353	$351	$351	$346	$349	$319	$350	352	$349
Return on Average Assets	1.78%	1.47%	1.18%	1.16%	1.08%	1.06%	1.52%	0.69%	1.25%	1.06%	0.99%	0.80%	1.25%	1.18%	0.91%	0.89%	1.38%	1.09%	1.02%	1.06%
Efficiency Ratio	50%	54%	59%	62%	61%	61%	52%	66%	57%	59%	62%	66%	54%	54%	59%	60%	56%	60%	61%	57%

Revenue by Business
Retail Banking	$1,137	$1,174	$1,172	$1,215	$1,182	$1,270	$1,293	$1,224	$1,230	$1,165	$1,196	$1,175	$1,200	$1,192	$1,102	$1,070	$4,698	$4,969	$4,766	$4,564
Citi-Branded Cards	662	669	666	714	718	760	778	799	768	787	787	820	760	776	760	764	2,711	3,055	3,162	3,060
Regional Consumer Banking	1,799	1,843	1,838	1,929	1,900	2,030	2,071	2,023	1,998	1,952	1,983	1,995	1,960	1,968	1,862	1,834	$7,409	$8,024	$7,928	$7,624
Institutional Clients Group	1,950	1,674	1,716	1,689	1,740	1,761	2,211	1,480	1,973	1,863	1,731	1,535	2,038	2,004	1,691	1,649	7,029	7,192	7,102	7,382
Total	$3,749	$3,517	$3,554	$3,618	$3,640	$3,791	$4,282	$3,503	$3,971	$3,815	$3,714	$3,530	$3,998	$3,972	$3,553	$3,483	$14,438	$15,216	$15,030	$15,006

CVA/DVA {included as applicable in businesses above}	58	101	9	(80)	(31)	13	213	(23)	(141)	95	(108)	(77)	(14)	5	(4)	(35)	88	172	(231)	(48)
Total Revenues - Excluding CVA/DVA (2)	$3,691	$3,416	$3,545	$3,698	$3,671	$3,778	$4,069	$3,526	$4,112	$3,720	$3,822	$3,607	$4,012	$3,967	$3,557	$3,518	14,350	15,044	15,261	15,054

Income from Continuing Operations by Business
Retail Banking	$403	$363	$323	$329	$275	$300	$352	$228	$289	$227	$237	$177	$240	$223	$178	$145	$1,418	$1,155	$930	$786
Citi-Branded Cards	142	176	154	159	157	158	189	162	190	200	191	201	154	187	186	168	631	666	782	695
Regional Consumer Banking	545	539	477	488	432	458	541	390	479	427	428	378	394	410	364	313	$2,049	$1,821	$1,712	$1,481
Institutional Clients Group	784	594	491	501	482	487	829	213	594	508	459	329	688	622	431	470	2,370	2,011	1,890	2,211
Total	$1,329	$1,133	$968	$989	$914	$945	$1,370	$603	$1,073	$935	$887	$707	$1,082	$1,032	$795	$783	$4,419	$3,832	$3,602	$3,692

CVA/DVA {included as applicable in businesses above}	35	64	5	(49)	(19)	8	132	(12)	(88)	61	(67)	(48)	(9)	3	(2)	(21)	55	109	(142)	(29)
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,294	$1,069	$963	$1,038	$933	$937	$1,238	$615	$1,161	$874	$954	$755	$1,091	$1,029	$797	$804	$4,364	$3,723	$3,744	$3,721

(1)  Regional results do not include Corporate/Other. See page 20 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013
Revenues
Net interest revenue	$2,627	$2,272	$1,875	$1,351	$1,043	$1,046	$783	$854	$709	$595	$680	$635	$753	$784	$776	$871	$8,125	$3,726	$2,619	$3,184
Non-interest revenue	2,044	856	237	965	576	1,347	308	233	168	341	(4,366)	433	152	312	482	436	4,102	2,464	(3,424)	1,382
Total revenues, net of interest expense	4,671	3,128	2,112	2,316	1,619	2,393	1,091	1,087	877	936	(3,686)	1,068	905	1,096	1,258	1,307	12,227	6,190	(805)	4,566

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1) (2)	3,784	3,645	3,460	3,069	3,018	2,165	1,881	1,512	1,734	1,329	1,807	972	930	770	635	735	13,958	8,576	5,842	3,070
Credit Reserve Build / (Release) (1) (3)	340	(601)	(1,034)	(1,199)	(1,558)	(575)	(532)	(612)	(550)	(250)	(797)	46	(347)	(480)	(674)	(532)	(2,494)	(3,277)	(1,551)	(2,033)
Provision for loan losses	4,124	3,044	2,426	1,870	1,460	1,590	1,349	900	1,184	1,079	1,010	1,018	583	290	(39)	203	11,464	5,299	4,291	1,037
Provision for Benefits & Claims	234	176	184	187	204	183	204	188	171	165	160	155	168	154	153	143	781	779	651	618
Provision for unfunded lending commitments	(26)	(45)	26	(37)	21	(8)	(3)	(51)	(26)	(19)	(16)	5	(4)	7	(5)	(8)	(82)	(41)	(56)	(10)
Total provisions for credit losses and for benefits and claims	4,332	3,175	2,636	2,020	1,685	1,765	1,550	1,037	1,329	1,225	1,154	1,178	747	451	109	338	12,163	6,037	4,886	1,645

Total operating expenses	1,926	1,833	1,628	1,755	1,402	1,629	1,465	1,843	1,222	1,243	1,189	1,609	1,517	1,564	1,396	1,493	7,142	6,339	5,263	5,970

Income (Loss) from Continuing Operations before Income Taxes	(1,587)	(1,880)	(2,152)	(1,459)	(1,468)	(1,001)	(1,924)	(1,793)	(1,674)	(1,532)	(6,029)	(1,719)	(1,359)	(919)	(247)	(524)	(7,078)	(6,186)	(10,954)	(3,049)
Provision (benefits) for income taxes	(854)	(657)	(778)	(462)	(517)	(396)	(709)	(486)	(647)	(613)	(2,466)	(663)	(560)	(338)	(138)	(96)	(2,751)	(2,108)	(4,389)	(1,132)

Income (Loss) from Continuing Operations	(733)	(1,223)	(1,374)	(997)	(951)	(605)	(1,215)	(1,307)	(1,027)	(919)	(3,563)	(1,056)	(799)	(581)	(109)	(428)	(4,327)	(4,078)	(6,565)	(1,917)

Noncontrolling Interests	11	8	80	108	61	50	7	1	2	1	—	—	5	1	6	4	207	119	3	16
Citi Holding’s Net Income (Loss)	$(744)	$(1,231)	$(1,454)	$(1,105)	$(1,012)	$(655)	$(1,222)	$(1,308)	$(1,029)	$(920)	$(3,563)	$(1,056)	$(804)	$(582)	$(115)	$(432)	$(4,534)	$(4,197)	$(6,568)	$(1,933)

Balance Sheet Data (in billions):

Total Average Assets	$470	$444	$407	$360	$305	$275	$260	$236	$223	$202	$184	$166	$153	$143	$125	$119	$420	$269	$194	$135

Total EOP Assets	$458	$420	$377	$313	$295	$265	$247	$225	$209	$191	$171	$156	$149	$131	$122	$117	$313	$225	$156	$117

Total EOP Loans	$298	$270	$219	$199	$180	$168	$155	$141	$134	$128	$122	$116	$108	$100	$96	$93	$199	$141	$116	$93

Total EOP Deposits	$80	$77	$78	$76	$74	$70	$68	$62	$63	$63	$67	$68	$66	$65	$42	$36	$76	$62	$68	$36

Consumer Net Credit Losses as a % of Average Loans	5.19%	4.94%	5.34%	5.26%	5.51%	4.73%	4.30%	4.23%	5.31%	4.09%	5.96%	3.45%	3.37%	3.01%	2.47%	3.20%	5.16%	4.69%	4.72%	3.02%

(1)

Full year 2012 includes approximately $635 million of incremental charge-offs in the third quarter of 2012 related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs. The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(2)

The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in CFNA to more closely align to policies used in the CMI business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans). These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(3)

The fourth quarter of 2012, first quarter of 2013, second quarter of 2013, third quarter of 2013 and fourth quarter of 2013 include $100 million, $148 million, $124 million, $91 million and $60 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

CITI HOLDINGS KEY INDICATORS:

Consumer - International

Branches (actual)	534	532	532	501	498	498	408	395	394	357	357	90	90	83	73	73

Average Loans (in billions) (1)	$30.0	$26.1	$25.0	$23.6	$16.1	$17.4	$15.9	$14.4	$10.7	$9.6	$9.0	$8.2	$7.3	$6.4	$6.1	$5.9

EOP Loans (1):
Real Estate Lending (REL)	$7.5	$7.0	$7.0	$6.6	$6.5	$5.5	$5.3	$5.0	$4.9	$4.5	$4.5	$4.2	$3.7	$3.4	$3.2	$3.2
Cards	6.8	6.2	6.5	6.2	3.5	3.6	3.3	2.7	2.7	2.6	2.6	2.5	2.3	2.4	2.4	2.5
Commercial Markets	1.2	1.2	1.2	1.2	1.1	1.0	0.7	0.5	0.6	0.5	0.4	0.1	0.1	—	—	—
Personal and Other	12.2	10.2	10.0	7.9	7.0	6.4	5.5	2.6	2.0	1.7	1.3	0.8	0.5	0.4	0.4	0.2
EOP Loans (in billions of dollars)	$27.7	$24.6	$24.7	$21.9	$18.1	$16.5	$14.8	$10.8	$10.2	$9.3	$8.8	$7.6	$6.6	$6.2	$6.0	$5.9
Net Interest Revenue	$465	$391	$395	$135	$5	$277	$175	$248	$262	$121	$138	$94	$83	$123	$57	$66
As a % of Average Loans	6.29%	6.01%	6.27%	2.27%	0.13%	6.39%	4.37%	6.83%	9.85%	5.07%	6.10%	4.56%	4.61%	7.71%	3.71%	4.44%
Net Credit Losses	$612	$495	$444	$376	$341	$286	$237	$193	$171	$154	$121	$90	$85	$51	$46	$35
As a % of Average Loans	8.27%	7.61%	7.05%	6.32%	8.59%	6.59%	5.91%	5.32%	6.43%	6.45%	5.35%	4.37%	4.72%	3.20%	2.99%	2.35%
Loans 90+ Days Past Due	$952	$724	$713	$657	$572	$530	$480	$422	$428	$363	$366	$345	$269	$242	$177	$162
As a % of EOP Loans	3.44%	2.94%	2.89%	3.00%	3.16%	3.21%	3.24%	3.91%	4.20%	3.90%	4.16%	4.54%	4.08%	3.90%	2.95%	2.75%
Loans 30-89 Days Past Due	$1,060	$938	$978	$848	$814	$726	$677	$499	$519	$453	$436	$393	$286	$255	$184	$200
As a % of EOP Loans	3.83%	3.81%	3.96%	3.87%	4.50%	4.40%	4.57%	4.62%	5.09%	4.87%	4.95%	5.17%	4.33%	4.11%	3.07%	3.39%

Consumer - North America (1)

Branches (actual)	2,250	2,218	1,841	1,837	1,835	1,816	1,794	1,729	1,720	1,592	1,582	1,564	1,501	1,493	1,483	1,471

Average Loans (in billions of dollars)	$241.7	$232.3	$180.8	$164.7	$156.5	$147.6	$139.0	$129.4	$122.1	$117.1	$112.7	$107.7	$103.4	$97.0	$90.6	$86.8

EOP Loans (in billions of dollars)	$237.1	$218.8	$171.4	$159.6	$150.3	$141.8	$132.6	$123.9	$118.9	$114.6	$109.1	$105.1	$98.3	$91.7	$88.3	$85.3
Net Interest Revenue	$1,797	$1,587	$1,333	$1,039	$1,014	$937	$874	$738	$668	$661	$701	$689	$757	$747	$779	$819
As a % of Average Loans	3.02%	2.74%	2.93%	2.50%	2.63%	2.55%	2.49%	2.26%	2.20%	2.27%	2.47%	2.55%	2.97%	3.09%	3.41%	3.74%
Net Credit Losses	$2,867	$2,686	$2,325	$2,121	$2,006	$1,660	$1,440	$1,341	$1,582	$1,136	$1,703	$916	$835	$724	$556	$713
As a % of Average Loans	4.81%	4.64%	5.10%	5.11%	5.20%	4.51%	4.11%	4.11%	5.21%	3.90%	6.01%	3.38%	3.28%	2.99%	2.43%	3.26%
Loans 90+ Days Past Due (2)	$13,918	$12,037	$9,591	$8,137	$6,763	$5,518	$5,311	$5,427	$5,220	$4,991	$4,608	$4,266	$3,409	$2,965	$2,755	$2,548
As a % of EOP Loans	6.18%	5.82%	6.01%	5.44%	4.81%	4.18%	4.31%	4.73%	4.75%	4.71%	4.58%	4.41%	3.78%	3.53%	3.41%	3.27%
Loans 30-89 Days Past Due (2)	$9,279	$8,535	$7,756	$7,085	$5,460	$5,381	$5,318	$4,649	$4,074	$4,161	$4,317	$3,835	$3,121	$2,896	$2,661	$2,524
As a % of EOP Loans	4.12%	4.13%	4.86%	4.74%	3.89%	4.07%	4.32%	4.05%	3.71%	3.93%	4.29%	3.96%	3.46%	3.45%	3.30%	3.24%

(1) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2) See Footnote 1 on page 27.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS
CONSUMER KEY INDICATORS - Page 2
(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage Inc.)	$83.8	$80.7	$74.6	$69.8	$66.0	$62.6	$59.6	$56.8	$54.8	$52.7	$50.8	$48.4	$46.3	$42.6	$38.1	$36.3
CFNA (CitiFinancial - North America)	14.1	13.8	13.4	13.1	12.9	12.6	12.3	12.0	11.8	11.5	11.2	10.8	10.5	10.2	9.8	9.2
Residential First	97.9	94.5	88.0	82.9	78.9	75.2	71.9	68.8	66.6	64.2	62.0	59.2	56.8	52.8	47.9	45.5
Home Equity	53.1	51.1	49.4	46.8	45.3	43.4	42.1	40.8	39.5	37.9	36.6	34.9	33.5	32.0	30.6	29.3
Average Loans (in billions of dollars)	$151.0	$145.6	$137.4	$129.7	$124.2	$118.6	$114.0	$109.6	$106.1	$102.1	$98.6	$94.1	$90.3	$84.8	$78.5	$74.8

CMI	$82.1	$76.5	$71.8	$67.1	$63.3	$60.8	$57.5	$55.6	$53.4	$51.3	$48.9	$47.2	$43.3	$38.8	$37.1	$35.6
CFNA	14.0	13.5	13.2	13.0	12.7	12.4	12.1	11.9	11.6	11.3	11.0	10.5	10.2	9.8	9.4	9.0
Residential First	96.1	90.0	85.0	80.1	76.0	73.2	69.6	67.5	65.0	62.6	59.9	57.7	53.5	48.6	46.5	44.6
Home Equity	52.0	50.1	47.9	45.9	44.4	42.8	41.3	40.0	38.6	37.2	35.4	34.1	32.6	31.2	29.8	28.7
EOP Loans (in billions of dollars)	$148.1	$140.1	$132.9	$126.0	$120.4	$116.0	$110.9	$107.5	$103.6	$99.8	$95.3	$91.8	$86.1	$79.8	$76.3	$73.3

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$341.4	$327.6	$307.7	$259.9	$244.4	$234.8	$207.2	$195.1	$182.3	$168.4	$155.1	$142.9	$128.8	$116.7	$106.4	$100.1
Net Servicing & Gain/(Loss) on Sale	$69.5	$180.7	$80.8	$172.2	$53.4	$(20.3)	$86.4	$118.1	$77.3	$(124.2)	$81.3	$77.6	$78.8	$98.7	$25.1	$53.5
Net Interest Revenue on Loans	$571	$458	$438	$409	$437	$373	$312	$258	$269	$280	$305	$283	$320	$295	$316	$342
As a % of Avg. Loans	1.53%	1.26%	1.26%	1.25%	1.43%	1.26%	1.09%	0.93%	1.02%	1.10%	1.23%	1.20%	1.44%	1.40%	1.60%	1.81%

CMI	$681	$592	$485	$396	$456	$337	$328	$299	$623	$294	$461	$215	$188	$152	$81	$111
CFNA	71	99	103	103	98	124	109	113	122	132	161	152	130	127	130	186
Residential First	$752	$691	$588	$499	$554	$461	$437	$412	$745	$426	$622	$367	$318	$279	$211	$297
Home Equity	951	857	795	771	713	627	542	533	561	448	863	355	312	274	212	269
Net Credit Losses (NCLs)(3)	$1,703	$1,548	$1,383	$1,270	$1,267	$1,088	$979	$945	$1,306	$874	$1,485	$722	$630	$553	$423	$566
As a % of Avg. Loans	4.57%	4.26%	3.99%	3.88%	4.14%	3.68%	3.41%	3.42%	4.95%	3.44%	5.99%	3.05%	2.83%	2.62%	2.14%	3.00%

CMI	$8,704	$7,066	$6,000	$4,637	$3,621	$3,027	$2,818	$2,996	$2,942	$2,855	$2,544	$2,340	$1,666	$1,391	$1,299	$1,204
CFNA	809	825	841	855	827	797	876	935	936	919	895	774	770	688	592	522
Residential First	9,513	7,891	6,841	5,492	4,448	3,824	3,694	3,931	3,878	3,774	3,439	3,114	2,436	2,079	1,891	1,726
Home Equity	1,391	1,365	1,340	1,308	1,180	1,034	1,011	1,004	903	863	833	822	722	678	641	582
Loans 90+ Days Past Due (1) (2)	$10,904	$9,256	$8,181	$6,800	$5,628	$4,858	$4,705	$4,935	$4,781	$4,637	$4,272	$3,936	$3,158	$2,757	$2,532	$2,308
As a % of EOP Loans	8.01%	7.23%	6.76%	5.87%	5.09%	4.57%	4.64%	5.02%	5.05%	5.08%	4.92%	4.71%	4.05%	3.83%	3.68%	3.50%

CMI	$4,571	$4,144	$4,113	$3,758	$2,960	$3,038	$3,071	$2,951	$2,659	$2,718	$2,890	$2,494	$2,094	$1,874	$1,686	$1,580
CFNA	332	392	408	425	335	406	419	436	365	416	436	417	317	338	329	304
Residential First	4,903	4,536	4,521	4,183	3,295	3,444	3,490	3,387	3,024	3,134	3,326	2,911	2,411	2,212	2,015	1,884
Home Equity	1,411	1,233	1,248	1,190	968	897	906	861	744	725	689	630	517	483	427	422
Loans 30-89 Days Past Due (1) (2)	$6,314	$5,769	$5,769	$5,373	$4,263	$4,341	$4,396	$4,248	$3,768	$3,859	$4,015	$3,541	$2,928	$2,695	$2,442	$2,306
As a % of EOP Loans	4.64%	4.50%	4.77%	4.64%	3.85%	4.08%	4.33%	4.32%	3.98%	4.23%	4.62%	4.24%	3.76%	3.74%	3.55%	3.49%

North America Personal Loans
Average Loans (in billions of dollars)	$14.4	$13.5	$12.9	$12.6	$12.1	$11.6	$11.3	$11.0	$10.7	$10.3	$10.2	$10.0	$9.7	$9.0	$9.2	$9.2
EOP Loans (in billions of dollars)	$14.0	$13.2	$12.8	$12.4	$11.7	$11.5	$11.1	$10.9	$10.4	$10.2	$10.1	$10.0	$9.0	$9.0	$9.3	$9.3
Net Interest Revenue on Loans	$603	$555	$538	$536	$509	$519	$522	$517	$499	$488	$499	$500	$511	$520	$518	$516
As a % of Avg. Loans	16.98%	16.49%	16.55%	16.88%	17.06%	17.95%	18.33%	18.65%	18.76%	19.06%	19.46%	19.89%	21.36%	23.17%	22.34%	22.25%
Net Credit Losses	$379	$425	$360	$348	$383	$314	$246	$236	$226	$208	$183	$172	$186	$157	$127	$134
As a % of Avg. Loans	10.67%	12.63%	11.07%	10.96%	12.84%	10.86%	8.64%	8.51%	8.50%	8.12%	7.14%	6.84%	7.78%	7.00%	5.48%	5.78%
Loans 90+ Days Past Due	$512	$428	$475	$536	$440	$349	$351	$354	$320	$266	$283	$290	$218	$181	$199	$221
As a % of EOP Loans	3.66%	3.24%	3.71%	4.32%	3.76%	3.03%	3.16%	3.25%	3.08%	2.61%	2.80%	2.90%	2.42%	2.01%	2.14%	2.38%
Loans 30-89 Days Past Due	$325	$342	$403	$334	$243	$251	$247	$239	$179	$200	$206	$204	$125	$139	$159	$161
As a % of EOP Loans	2.32%	2.59%	3.15%	2.69%	2.08%	2.18%	2.23%	2.19%	1.72%	1.96%	2.04%	2.04%	1.39%	1.54%	1.71%	1.73%

(1)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $4.0 billion and ($7.1 billion), $3.7 billion and ($7.0 billion), $3.5 billion and ($6.8 billion), $3.4 billion and ($6.5 billion) and $3.3 billion and ($6.4 billion), as of December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.2 billion and ($7.1 billion), $1.1 billion and ($7.0 billion), $1.2 billion and ($6.8 billion), $1.1 billion and ($6.5 billion) and $1.1 billion and ($6.4 billion), as of September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively.

(2)          The December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.2 billion, $1.2 billion, $1.0 billion, $1.0 billion and $0.9 billion, respectively, of loans that are carried at fair value.

(3)          The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in CFNA to more closely align to policies used in the CMI business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2012	2013	2013(5)	2012	2013	2013(5)	2012		2013		2013(5)
Assets:
Deposits with Banks	$149,598	$151,533	$173,378	$273	$255	$263	0.73%		0.67%		0.60%
Fed Funds Sold and Resale Agreements (6)	268,023	264,368	257,696	748	617	559	1.11%		0.93%		0.86%
Trading Account Assets (7)	256,907	246,255	239,213	1,834	1,525	1,517	2.84%		2.46%		2.52%
Investments	302,792	301,225	308,264	1,960	1,778	1,831	2.58%		2.34%		2.36%
Total Loans (net of Unearned Income) (8)	646,369	645,454	659,346	11,733	11,310	11,554	7.22%		6.95%		6.95%
Other Interest-Earning Assets	39,124	33,740	30,357	166	103	110	1.69%		1.21%		1.44%
Total Average Interest-Earning Assets	$1,662,813	$1,642,575	$1,668,254	$16,714	$15,588	$15,834	4.00%		3.77%		3.77%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$732,222	$737,415	$763,475	$1,527	$1,223	$1,210	0.83%		0.66%		0.63%
Deposit Insurance and FDIC Assessment	—	—	—	303	267	277
Total Deposits	732,222	737,415	763,475	1,830	1,490	1,487	0.99%		0.80%		0.77%
Fed Funds Purchased and Repurchase Agreements (6)	229,608	224,950	216,084	656	561	539	1.14%		0.99%		0.99%
Trading Account Liabilities (7)	67,623	71,291	66,001	39	46	38	0.23%		0.26%		0.23%
Short-Term Borrowings	104,969	116,175	115,246	163	150	136	0.62%		0.51%		0.47%
Long-Term Debt (9)	235,024	197,438	198,976	1,977	1,705	1,537	3.35%		3.43%		3.06%
Total Average Interest-Bearing Liabilities	$1,369,446	$1,347,269	$1,359,782	$4,665	$3,952	$3,737	1.36%		1.16%		1.09%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,369,446	$1,347,269	$1,359,782	$4,362	$3,685	$3,460	1.27%		1.09%		1.01%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,049	$11,636	$12,097	2.88%		2.81%		2.88%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,352	$11,903	$12,374	2.96%		2.87%		2.94%

4Q13 Increase (Decrease) From							—	bps	7	bps

4Q13 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(2	)bps	7	bps

(1)     Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $133 million for the fourth quarter of 2012, $125 million for the third quarter of 2013 and $127 million for the fourth quarter of 2013.

(2)    Citigroup average balances and interest rates include both domestic and international operations.

(3)    Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)    Average rate % is calculated as annualized interest over average volumes.

(5)    Preliminary

(6)    Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)    Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)    Nonperforming loans are included in the average loan balances.

(9)    Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

DEPOSITS (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Citicorp Deposits by Business

Global Consumer Banking
North America	$147.1	$145.4	$144.7	$145.5	$145.8	$144.4	$147.8	$149.2	$153.5	$153.2	$156.8	$165.2	$166.8	$165.9	$168.6	$170.2
EMEA	14.5	13.4	13.7	12.6	12.7	12.8	12.1	12.1	12.8	12.6	12.9	13.2	13.1	12.9	12.5	13.1
Latin America	40.4	40.8	41.5	45.8	48.5	48.4	43.2	44.3	45.4	45.2	46.8	48.0	48.3	45.8	46.6	47.4
Asia	98.3	97.1	105.4	107.4	109.7	112.7	109.3	109.7	110.7	112.5	113.2	110.0	106.8	101.2	101.6	101.4
Total	$300.3	$296.7	$305.3	$311.3	$316.7	$318.3	$312.4	$315.3	$322.4	$323.5	$329.7	$336.4	$335.0	$325.8	$329.3	$332.1

ICG
North America	$108.8	$116.8	$114.5	$118.8	$122.8	$128.8	$133.7	$150.6	$164.2	$159.6	$155.2	$149.2	$152.2	$157.0	$173.2	$183.0
EMEA	147.7	141.3	153.4	143.7	159.4	150.3	145.6	149.3	156.3	159.4	174.1	170.6	171.7	173.0	181.1	185.1
Latin America	42.6	39.0	45.8	46.8	47.8	50.1	49.6	51.0	51.6	50.2	60.3	55.8	57.8	57.3	62.8	59.9
Asia	136.2	130.4	143.9	142.6	140.7	143.8	138.0	134.2	145.0	152.3	156.0	148.5	142.6	145.4	149.2	146.1
Total	$435.3	$427.5	$457.6	$451.9	$470.7	$473.0	$466.9	$485.1	$517.1	$521.5	$545.6	$524.1	$524.3	$532.7	$566.3	$574.1

Corporate/Other	$12.0	$12.5	$9.4	$5.6	$4.6	$4.7	$4.0	$3.9	$3.4	$6.6	$2.5	$2.1	$8.8	$15.2	$18.0	$26.1

Total Citicorp	$747.6	$736.7	$772.3	$768.8	$792.0	$796.0	$783.3	$804.3	$842.9	$851.6	$877.8	$862.6	$868.1	$873.7	$913.6	$932.3

Total Citi Holdings	$80.3	$77.3	$77.8	$76.2	$73.9	$70.3	$68.0	$61.6	$63.1	$62.7	$66.8	$68.0	$65.7	$64.7	$41.8	$36.0

Total Citigroup Deposits - EOP	$827.9	$814.0	$850.1	$845.0	$865.9	$866.3	$851.3	$865.9	$906.0	$914.3	$944.6	$930.6	$933.8	$938.4	$955.4	$968.3

Total Citigroup Deposits - Average	$825.2	$819.3	$837.0	$848.9	$853.0	$868.1	$860.5	$857.0	$869.1	$893.4	$921.2	$928.9	$920.4	$924.5	$922.1	$956.4

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$827.9	$814.0	$850.1	$845.0	$865.9	$866.3	$851.3	$865.9	$906.0	$914.3	$944.6	$930.6	$933.8	$938.4	$955.4	$968.3
Impact of FX Translation (1)	(5.4)	7.7	(15.0)	(16.3)	(25.8)	(31.7)	(8.2)	(3.6)	(14.3)	(3.6)	(11.3)	(10.9)	(4.8)	3.9	(1.2)	—
Total Citigroup EOP Deposits - Ex-FX (2)	$822.5	$821.7	$835.1	$828.7	$840.1	$834.6	$843.1	$862.3	$891.7	$910.7	$933.3	$919.7	$929.0	$942.3	$954.2	$968.3

(1)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.
(2)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Citicorp:
Global Consumer Banking

North America
Credit Cards	$121.9	$120.2	$118.7	$121.0	$111.9	$113.3	$113.0	$117.1	$109.4	$109.3	$108.8	$111.5	$104.6	$105.3	$111.8	$116.8
Retail Banking	31.5	30.2	29.4	30.7	33.0	34.5	36.5	38.9	40.6	40.9	41.5	42.7	43.1	41.7	43.2	44.1
Total	$153.4	$150.4	$148.1	$151.7	$144.9	$147.8	$149.5	$156.0	$150.0	$150.2	$150.3	$154.2	$147.7	$147.0	$155.0	$160.9

EMEA
Credit Cards	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	$2.7	$2.7	$2.9	$2.8	$2.9	$2.9	$2.8	$2.8	$2.4	$2.4
Retail Banking	4.6	4.0	4.4	4.2	4.5	4.7	4.3	4.2	4.5	4.6	4.9	5.1	5.2	5.3	5.5	5.6
Total	$7.5	$6.6	$7.3	$7.0	$7.4	$7.7	$7.0	$6.9	$7.4	$7.4	$7.8	$8.0	$8.0	$8.1	$7.9	$8.0

Latin America
Credit Cards	$11.9	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	$13.7	$14.3	$13.7	$14.2	$14.8	$14.9	$11.5	$11.8	$12.1
Retail Banking	17.8	18.0	19.1	19.8	21.6	23.2	21.6	23.6	25.8	25.6	27.3	28.0	30.0	29.4	29.0	30.3
Total	$29.7	$30.0	$31.7	$33.2	$35.1	$37.4	$34.5	$37.3	$40.1	$39.3	$41.5	$42.8	$44.9	$40.9	$40.8	$42.4

Asia
Credit Cards	$17.1	$17.0	$18.3	$19.7	$19.2	$20.0	$18.9	$19.9	$19.6	$19.6	$20.0	$20.4	$19.4	$18.9	$18.7	$19.1
Retail Banking	54.9	54.9	58.9	61.4	64.4	67.1	65.5	67.3	68.8	67.6	69.3	69.7	69.4	68.5	70.3	71.6
Total	$72.0	$71.9	$77.2	$81.1	$83.6	$87.1	$84.4	$87.2	$88.4	$87.2	$89.3	$90.1	$88.8	$87.4	$89.0	$90.7

Total Consumer Loans
Credit Cards	$153.8	$151.8	$152.5	$156.9	$147.5	$150.5	$147.5	$153.4	$146.2	$145.4	$145.9	$149.6	$141.7	$138.5	$144.7	$150.4
Retail Banking	108.8	107.1	111.8	116.1	123.5	129.5	127.9	134.0	139.7	138.7	143.0	145.5	147.7	144.9	148.0	151.6
Total Consumer	$262.6	$258.9	$264.3	$273.0	$271.0	$280.0	$275.4	$287.4	$285.9	$284.1	$288.9	$295.1	$289.4	$283.4	$292.7	$302.0

Total Corporate Loans
North America	$67.2	$67.1	$66.4	$65.8	$66.9	$68.9	$69.6	$77.4	$78.2	$86.8	$91.6	$90.5	$92.0	$99.1	$103.0	$105.8
EMEA	37.1	37.2	41.7	40.7	44.7	49.3	48.5	50.1	51.8	56.0	54.8	54.8	55.9	56.6	58.0	58.5
Latin America	23.4	23.1	24.3	25.8	27.9	30.1	32.2	33.3	34.9	35.5	37.2	38.3	38.4	37.6	39.4	39.8
Asia	33.2	35.8	38.8	44.9	46.6	51.2	57.0	58.4	63.3	64.6	64.3	61.0	63.0	66.9	68.3	66.6
Total Corporate Loans	$160.9	$163.2	$171.2	$177.2	$186.1	$199.5	$207.3	$219.2	$228.2	$242.9	$247.9	$244.6	$249.3	$260.2	$268.7	$270.7

Total Citicorp	$423.5	$422.1	$435.5	$450.2	$457.1	$479.5	$482.7	$506.6	$514.1	$527.0	$536.8	$539.7	$538.7	$543.6	$561.4	$572.7

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$423.5	$422.1	$435.5	$450.2	$457.1	$479.5	$482.7	$506.6	$514.1	$527.0	$536.8	$539.7	$538.7	$543.6	$561.4	$572.7
Impact of FX Translation (1)	(5.4)	0.4	(7.8)	(10.2)	(14.2)	(17.9)	(4.1)	(3.7)	(9.1)	(3.6)	(7.1)	(7.0)	(5.4)	1.8	—	—
Total Citicorp EOP Loans - Ex-FX (2)	$418.1	$422.5	$427.7	$440.0	$442.9	$461.6	$478.6	$502.9	$505.0	$523.4	$529.7	$532.7	$533.3	$545.4	$561.4	$572.7

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)        Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(2)        Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Citi Holdings:

Consumer - North America
Mortgages	148.1	140.1	132.9	126.0	120.4	116.0	110.9	107.5	103.6	99.8	95.3	91.8	86.1	79.8	76.3	73.3
Personal Loans	14.0	13.2	12.8	12.4	11.7	11.5	11.1	10.9	10.4	10.2	10.1	10.0	9.0	9.0	9.3	9.3
Other	75.0	65.5	25.7	21.2	18.2	14.3	10.6	5.5	4.9	4.6	3.7	3.3	3.2	2.9	2.7	2.7
Total	$237.1	$218.8	$171.4	$159.6	$150.3	$141.8	$132.6	$123.9	$118.9	$114.6	$109.1	$105.1	$98.3	$91.7	$88.3	$85.3

Consumer - International
Credit Cards	$6.8	$6.2	$6.5	$6.2	$3.5	$3.6	$3.3	$2.7	$2.7	$2.6	$2.6	$2.5	$2.3	$2.4	$2.4	$2.5
REL, Personal & Other	20.9	18.4	18.2	15.7	14.6	12.9	11.5	8.1	7.5	6.7	6.2	5.1	4.3	3.8	3.6	3.4
Total	$27.7	$24.6	$24.7	$21.9	$18.1	$16.5	$14.8	$10.8	$10.2	$9.3	$8.8	$7.6	$6.6	$6.2	$6.0	$5.9

Citi Holdings - Other	33.5	26.7	22.7	17.1	11.6	9.7	7.1	5.9	4.8	4.1	3.7	3.1	2.8	2.2	1.9	1.6

Total Citi Holdings	$298.3	$270.1	$218.8	$198.6	$180.0	$168.0	$154.5	$140.6	$133.9	$128.0	$121.6	$115.8	$107.7	$100.1	$96.2	$92.8
Total Citigroup	$721.8	$692.2	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	$648.0	$655.0	$658.4	$655.5	$646.4	$643.7	$657.6	$665.5

Consumer Loans	$529.0	$502.9	$460.6	$455.2	$438.4	$439.9	$424.2	$423.3	$416.1	$409.1	$407.7	$408.7	$395.2	$382.2	$387.9	$393.8
Corporate Loans	192.8	189.2	193.7	193.6	198.7	207.6	213.0	223.9	231.9	245.9	250.7	246.8	251.2	261.5	269.7	271.6
Total Citigroup	$721.8	$692.1	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	$648.0	$655.0	$658.4	$655.5	$646.4	$643.7	$657.6	$665.4

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$721.8	$692.1	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	$648.0	$655.0	$658.4	$655.5	$646.4	$643.7	$657.6	$665.4
Impact of FX Translation (1)	(4.7)	2.7	22.0	(10.4)	(15.0)	(18.8)	(3.7)	(2.8)	(8.5)	(2.7)	(8.5)	(8.2)	(6.2)	0.8	(1.4)	—
Total Citigroup EOP Loans - Ex-FX (2)	$717.1	$694.8	$676.3	$638.4	$622.1	$628.7	$633.5	$644.4	$639.5	$652.3	$649.9	$647.3	$640.2	$644.5	$656.2	$665.4

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)    Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2013 exchange rates for all periods presented.

(2)    Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Citicorp (2)
Total	$5,856	$5,292	$4,883	$4,454	$4,086	$3,705	$3,416	$3,406	$3,342	$3,090	$3,024	$3,081	$2,952	$2,644	$2,699	$2,973
Ratio	2.24%	2.05%	1.86%	1.64%	1.52%	1.33%	1.25%	1.19%	1.17%	1.09%	1.05%	1.05%	1.03%	0.94%	0.93%	0.99%

Retail Bank (2)
Total	$817	$815	$843	$761	$801	$812	$794	$769	$843	$869	$882	$879	$874	$849	$872	$952
Ratio	0.75%	0.76%	0.76%	0.66%	0.65%	0.63%	0.63%	0.58%	0.61%	0.63%	0.62%	0.61%	0.60%	0.59%	0.59%	0.63%
North America (2)	$139	$190	$221	$228	$241	$211	$232	$235	$260	$294	$291	$280	$282	$285	$277	$257
Ratio	0.44%	0.63%	0.77%	0.76%	0.75%	0.63%	0.66%	0.63%	0.66%	0.74%	0.72%	0.68%	0.68%	0.71%	0.66%	0.60%
EMEA	$108	$109	$106	$84	$77	$76	$65	$59	$62	$49	$50	$48	$43	$41	$38	$34
Ratio	2.35%	2.73%	2.41%	2.00%	1.71%	1.62%	1.51%	1.40%	1.38%	1.07%	1.02%	0.94%	0.83%	0.77%	0.69%	0.61%
Latin America	$324	$308	$290	$224	$249	$259	$273	$253	$276	$285	$322	$323	$320	$318	$347	$470
Ratio	1.82%	1.71%	1.52%	1.13%	1.15%	1.12%	1.26%	1.07%	1.07%	1.11%	1.18%	1.15%	1.07%	1.08%	1.20%	1.55%
Asia	$246	$208	$226	$225	$234	$266	$224	$222	$245	$241	$219	$228	$229	$205	$210	$191
Ratio	0.45%	0.38%	0.38%	0.37%	0.36%	0.40%	0.34%	0.33%	0.36%	0.36%	0.32%	0.33%	0.33%	0.30%	0.30%	0.27%

Cards
Total	$5,039	$4,477	$4,040	$3,693	$3,285	$2,893	$2,622	$2,637	$2,499	$2,221	$2,142	$2,202	$2,078	$1,795	$1,827	$2,021
Ratio	3.28%	2.95%	2.65%	2.35%	2.23%	1.92%	1.78%	1.72%	1.71%	1.53%	1.47%	1.47%	1.47%	1.30%	1.26%	1.34%
North America - Citi-Branded	$2,304	$2,130	$1,807	$1,597	$1,435	$1,214	$1,063	$1,016	$982	$830	$760	$786	$732	$663	$628	$681
Ratio	2.92%	2.71%	2.32%	2.03%	1.93%	1.62%	1.42%	1.32%	1.35%	1.14%	1.05%	1.08%	1.06%	0.96%	0.91%	0.97%
North America - Retail Services	$1,883	$1,549	$1,450	$1,352	$1,110	$913	$902	$951	$845	$721	$716	$721	$651	$556	$650	$771
Ratio	4.39%	3.71%	3.55%	3.20%	2.97%	2.38%	2.38%	2.38%	2.30%	1.97%	1.96%	1.87%	1.84%	1.54%	1.51%	1.67%
EMEA	$78	$72	$69	$58	$60	$54	$47	$44	$43	$43	$45	$48	$45	$44	$34	$32
Ratio	2.69%	2.77%	2.38%	2.07%	2.07%	1.80%	1.74%	1.63%	1.48%	1.54%	1.55%	1.66%	1.61%	1.57%	1.42%	1.33%
Latin America	$509	$481	$472	$446	$445	$462	$396	$412	$405	$405	$401	$413	$418	$323	$326	$349
Ratio	4.28%	4.01%	3.75%	3.33%	3.30%	3.25%	3.07%	3.01%	2.83%	2.96%	2.82%	2.79%	2.81%	2.81%	2.76%	2.88%
Asia	$265	$245	$242	$240	$235	$250	$214	$214	$224	$222	$220	$234	$232	$209	$189	$188
Ratio	1.55%	1.44%	1.32%	1.22%	1.22%	1.25%	1.13%	1.08%	1.14%	1.13%	1.10%	1.15%	1.20%	1.11%	1.01%	0.98%

Citi Holdings - Consumer (2) (3)	$14,870	$12,761	$10,304	$8,794	$7,335	$6,048	$5,791	$5,849	$5,648	$5,354	$4,974	$4,611	$3,678	$3,207	$2,932	$2,710
Ratio	5.88%	5.51%	5.59%	5.13%	4.62%	4.07%	4.20%	4.66%	4.70%	4.64%	4.54%	4.42%	3.80%	3.56%	3.38%	3.23%
International	$952	$724	$713	$657	$572	$530	$480	$422	$428	$363	$366	$345	$269	$242	$177	$162
Ratio	3.44%	2.94%	2.89%	3.00%	3.16%	3.21%	3.24%	3.91%	4.20%	3.90%	4.16%	4.54%	4.08%	3.90%	2.95%	2.75%
North America (2) (3)	$13,918	$12,037	$9,591	$8,137	$6,763	$5,518	$5,311	$5,427	$5,220	$4,991	$4,608	$4,266	$3,409	$2,965	$2,755	$2,548
Ratio	6.18%	5.82%	6.01%	5.44%	4.81%	4.18%	4.31%	4.73%	4.75%	4.71%	4.58%	4.41%	3.78%	3.53%	3.41%	3.27%
Other

Total Citigroup (2) (3)	$20,726	$18,053	$15,187	$13,248	$11,421	$9,753	$9,207	$9,255	$8,990	$8,444	$7,998	$7,692	$6,630	$5,851	$5,631	$5,683
Ratio	4.03%	3.69%	3.40%	3.00%	2.67%	2.28%	2.23%	2.25%	2.22%	2.12%	2.01%	1.93%	1.72%	1.57%	1.49%	1.48%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 27.

(3)

The December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.2 billion, $1.2 billion, $1.0 billion, $1.0 billion and $0.9 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Citicorp (2)
Total	$6,251	$5,593	$5,437	$5,014	$4,645	$4,293	$4,049	$4,075	$3,726	$3,449	$3,539	$3,509	$3,389	$2,967	$3,215	$3,220
Ratio	2.38%	2.16%	2.06%	1.84%	1.72%	1.54%	1.48%	1.42%	1.31%	1.22%	1.23%	1.19%	1.18%	1.05%	1.10%	1.07%

Retail Bank (2)
Total	$1,311	$1,201	$1,277	$1,148	$1,143	$1,088	$977	$1,040	$1,032	$1,049	$1,154	$1,112	$1,191	$1,085	$1,109	$1,049
Ratio	1.20%	1.12%	1.15%	1.00%	0.93%	0.85%	0.77%	0.78%	0.75%	0.76%	0.81%	0.77%	0.81%	0.76%	0.76%	0.70%
North America (2)	$238	$235	$243	$212	$185	$209	$218	$213	$183	$215	$230	$223	$226	$217	$209	$205
Ratio	0.76%	0.78%	0.85%	0.71%	0.58%	0.62%	0.62%	0.57%	0.47%	0.54%	0.57%	0.54%	0.54%	0.54%	0.50%	0.48%
EMEA	$203	$158	$156	$136	$143	$132	$107	$94	$92	$78	$79	$77	$70	$68	$57	$51
Ratio	4.41%	3.95%	3.55%	3.24%	3.18%	2.81%	2.49%	2.24%	2.04%	1.70%	1.61%	1.51%	1.35%	1.28%	1.04%	0.91%
Latin America	$394	$335	$402	$267	$324	$301	$267	$289	$323	$316	$412	$353	$427	$368	$445	$395
Ratio	2.21%	1.86%	2.10%	1.35%	1.50%	1.30%	1.24%	1.22%	1.25%	1.23%	1.51%	1.26%	1.42%	1.25%	1.53%	1.30%
Asia	$476	$473	$476	$533	$491	$446	$385	$444	$434	$440	$433	$459	$468	$432	$398	$398
Ratio	0.87%	0.86%	0.81%	0.87%	0.76%	0.66%	0.59%	0.66%	0.63%	0.65%	0.62%	0.66%	0.67%	0.63%	0.57%	0.56%

Cards
Total	$4,940	$4,392	$4,160	$3,866	$3,502	$3,205	$3,072	$3,035	$2,694	$2,400	$2,385	$2,397	$2,198	$1,882	$2,106	$2,171
Ratio	3.21%	2.89%	2.73%	2.46%	2.37%	2.13%	2.08%	1.98%	1.84%	1.65%	1.63%	1.60%	1.55%	1.36%	1.46%	1.44%
North America - Citi-Branded	$2,144	$1,828	$1,687	$1,540	$1,335	$1,142	$1,106	$1,078	$887	$744	$744	$771	$679	$588	$650	$661
Ratio	2.71%	2.33%	2.17%	1.95%	1.79%	1.52%	1.47%	1.40%	1.22%	1.02%	1.03%	1.06%	0.98%	0.85%	0.94%	0.94%
North America - Retail Services	$1,844	$1,665	$1,617	$1,458	$1,277	$1,171	$1,205	$1,178	$995	$852	$823	$789	$685	$615	$799	$830
Ratio	4.30%	3.99%	3.96%	3.45%	3.41%	3.06%	3.18%	2.95%	2.71%	2.33%	2.25%	2.04%	1.94%	1.71%	1.86%	1.79%
EMEA	$114	$90	$86	$72	$78	$72	$63	$59	$65	$61	$68	$63	$60	$57	$44	$42
Ratio	3.93%	3.46%	2.97%	2.57%	2.69%	2.40%	2.33%	2.19%	2.24%	2.18%	2.34%	2.17%	2.14%	2.04%	1.83%	1.75%
Latin America	$478	$488	$442	$456	$454	$469	$398	$399	$426	$428	$416	$432	$449	$335	$346	$364
Ratio	4.02%	4.07%	3.51%	3.40%	3.36%	3.30%	3.09%	2.91%	2.98%	3.12%	2.93%	2.92%	3.01%	2.91%	2.93%	3.01%
Asia	$360	$321	$328	$340	$358	$351	$300	$321	$321	$315	$334	$342	$325	$287	$267	$274
Ratio	2.11%	1.89%	1.79%	1.73%	1.86%	1.76%	1.59%	1.61%	1.64%	1.61%	1.67%	1.68%	1.68%	1.52%	1.43%	1.43%

Citi Holdings - Consumer (2) (3)	$10,339	$9,473	$8,734	$7,933	$6,274	$6,107	$5,995	$5,148	$4,593	$4,614	$4,753	$4,228	$3,407	$3,151	$2,845	$2,724
Ratio	4.09%	4.09%	4.74%	4.63%	3.96%	4.11%	4.34%	4.10%	3.82%	4.00%	4.34%	4.05%	3.55%	3.53%	3.31%	3.29%
International	$1,060	$938	$978	$848	$814	$726	$677	$499	$519	$453	$436	$393	$286	$255	$184	$200
Ratio	3.83%	3.81%	3.96%	3.87%	4.50%	4.40%	4.57%	4.62%	5.09%	4.87%	4.95%	5.17%	4.33%	4.11%	3.07%	3.39%
North America (2) (3)	$9,279	$8,535	$7,756	$7,085	$5,460	$5,381	$5,318	$4,649	$4,074	$4,161	$4,317	$3,835	$3,121	$2,896	$2,661	$2,524
Ratio	4.12%	4.13%	4.86%	4.74%	3.89%	4.07%	4.32%	4.05%	3.71%	3.93%	4.29%	3.96%	3.46%	3.45%	3.30%	3.24%
Other

Total Citigroup (2) (3)	$16,590	$15,066	$14,171	$12,947	$10,919	$10,400	$10,044	$9,223	$8,319	$8,063	$8,292	$7,737	$6,796	$6,118	$6,060	$5,944
Ratio	3.22%	3.07%	3.17%	2.93%	2.55%	2.43%	2.44%	2.24%	2.06%	2.03%	2.09%	1.94%	1.77%	1.65%	1.61%	1.55%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 27.

(3)

The December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.2 billion, $1.2 billion, $1.0 billion, $1.0 billion and $0.9 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$36,033	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455	$23,727	$21,580	$20,605	$36,033	$40,655	$30,115	$25,455

Gross Credit (Losses) (2)	(9,116)	(8,928)	(8,413)	(7,692)	(7,032)	(5,779)	(5,093)	(4,795)	(4,644)	(4,205)	(4,516)	(3,640)	(3,444)	(3,257)	(2,974)	(3,094)	(34,149)	(22,699)	(17,005)	(12,769)
Gross Recoveries	794	1,020	813	899	837	730	673	772	786	714	619	655	566	649	544	547	3,526	3,012	2,774	2,306
Net Credit (Losses) / Recoveries (NCLs)	(8,322)	(7,908)	(7,600)	(6,793)	(6,195)	(5,049)	(4,420)	(4,023)	(3,858)	(3,491)	(3,897)	(2,985)	(2,878)	(2,608)	(2,430)	(2,547)	(30,623)	(19,687)	(14,231)	(10,463)
NCLs (2) (3)	8,322	7,908	7,600	6,793	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985	2,878	2,608	2,430	2,547	30,623	19,687	14,231	10,463
Net Reserve Builds / (Releases) (2) (4)	(890)	(1,747)	(1,449)	(2,431)	(3,500)	(1,965)	(1,606)	(1,454)	(214)	(641)	(860)	(193)	(306)	(642)	(767)	(246)	(6,517)	(8,525)	(1,908)	(1,961)
Net Specific Reserve Builds / (Releases) (2) (4)	865	308	(522)	204	118	(15)	122	(51)	(935)	(375)	(601)	46	(358)	(139)	(11)	(390)	855	174	(1,865)	(898)
Provision for Loan Losses	8,297	6,469	5,629	4,566	2,813	3,069	2,936	2,518	2,709	2,475	2,436	2,838	2,214	1,827	1,652	1,911	24,961	11,336	10,458	7,604
Other (5) (6) (7) (8) (9) (10)	12,738	(1,110)	(552)	(792)	(705)	(226)	(826)	(432)	54	(393)	(234)	(314)	(1,064)	(1,366)	(197)	(321)	10,284	(2,189)	(887)	(2,948)
Allowance for Loan Losses at End of Period (1) (a)	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455	$23,727	$21,580	$20,605	$19,648	$40,655	$30,115	$25,455	$19,648

Allowance for Unfunded Lending Commitments (11) (a)	$1,122	$1,054	$1,102	$1,066	$1,105	$1,097	$1,139	$1,136	$1,097	$1,104	$1,063	$1,119	$1,132	$1,133	$1,262	$1,229	$1,066	$1,136	$1,119	$1,229

Provision for Unfunded Lending Commitments	$(35)	$(71)	$26	$(37)	$25	$(13)	$43	$(4)	$(38)	$7	$(41)	$56	$14	$(3)	$103	$(34)	$(117)	$51	$(16)	$80

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$49,868	$47,251	$44,776	$41,721	$37,673	$35,459	$33,191	$31,251	$30,117	$28,715	$26,979	$26,574	$24,859	$22,713	$21,867	$20,877	$41,721	$31,251	$26,574	$20,877

Total Allowance for Loan Losses as a Percentage of Total Loans (12)	6.80%	6.72%	6.73%	6.31%	5.78%	5.35%	5.07%	4.69%	4.51%	4.25%	3.97%	3.92%	3.70%	3.38%	3.16%	2.97%

Allowance for Loan Losses at End of Period (1):
Citicorp	$24,909	$23,805	$23,157	$22,366	$20,563	$19,225	$17,613	$16,699	$16,306	$15,387	$14,828	$14,623	$14,330	$13,425	$13,299	$13,174
Citi Holdings	23,837	22,392	20,517	18,289	16,005	15,137	14,439	13,416	12,714	12,224	11,088	10,832	9,397	8,155	7,306	6,474
Total Citigroup	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455	$23,727	$21,580	$20,605	$19,648

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              Full year 2012 includes approximately $635 million of incremental charge-offs in the third quarter of 2012 related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value.  There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs.  The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(3)              The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in CFNA to more closely align to policies used in the CMI business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(4)              The fourth quarter of 2012, first quarter of 2013, second quarter of 2013, third quarter of 2013 and fourth quarter of 2013 include $100 million, $148 million, $124 million, $91 million and $60 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(5)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)              The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)              The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(8)              The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the transfer of Credicard to discontinued operations held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 million related to foreign currency translation.

(9)              The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios.

(10)          The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(11)          Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)          December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 exclude $5.3 billion, $5.0 billion, $4.9 billion, $5.2 billion and $5.0 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$28,347	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866	$27,236	$25,963	$24,639	$23,099	$22,679	$20,948	$18,872	$17,912	$28,347	$35,406	$27,236	$22,679

Net Credit (Losses) / Recoveries (NCLs)	(7,958)	(7,436)	(6,678)	(6,127)	(5,346)	(4,699)	(4,148)	(3,880)	(3,941)	(3,337)	(3,780)	(2,950)	(2,833)	(2,563)	(2,334)	(2,532)	(28,199)	(18,073)	(14,008)	(10,262)
NCLs (2) (3)	7,958	7,436	6,678	6,127	5,346	4,699	4,148	3,880	3,941	3,337	3,780	2,950	2,833	2,563	2,334	2,532	28,199	18,073	14,008	10,262
Net Reserve Builds / (Releases) (2) (4)	(518)	(1,296)	(1,146)	(1,930)	(2,903)	(1,810)	(1,488)	(1,241)	(368)	(564)	(861)	(117)	(275)	(544)	(785)	(158)	(4,890)	(7,442)	(1,910)	(1,762)
Net Specific Reserve Builds / (Releases) (2) (4)	732	479	(221)	587	912	268	231	33	(931)	(384)	(426)	14	(400)	(169)	34	(362)	1,577	1,444	(1,727)	(897)
Provision for Loan Losses	8,172	6,619	5,311	4,784	3,355	3,157	2,891	2,672	2,642	2,389	2,493	2,847	2,158	1,850	1,583	2,012	24,886	12,075	10,371	7,603
Other (5) (6) (7) (8) (9) (10)	12,808	(1,023)	(598)	(815)	(729)	(229)	(792)	(422)	26	(376)	(253)	(317)	(1,056)	(1,363)	(209)	(328)	10,372	(2,172)	(920)	(2,956)
Allowance for Loan Losses at End of Period (1) (a)	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866	$27,236	$25,963	$24,639	$23,099	$22,679	$20,948	$18,872	$17,912	$17,064	$35,406	$27,236	$22,679	$17,064

Consumer Allowance for Unfunded Lending Commitments (11) (a)	$6	$—	$—	$—	$—	$3	$4	$3	$2	$2	$1	$2	$15	$27	$66	$65	$—	$3	$2	$65

Provision for Unfunded Lending Commitments	$—	$(9)	$—	$—	$—	$3	$2	$—	$—	$—	$(1)	$—	$15	$8	$14	$(2)	$(9)	$5	$(1)	$35

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$41,375	$39,529	$37,564	$35,406	$32,686	$30,918	$28,870	$27,239	$25,965	$24,641	$23,100	$22,681	$20,963	$18,899	$17,978	$17,129	$35,406	$27,239	$22,681	$17,129

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (12)	7.86%	7.90%	8.20%	7.81%	7.48%	7.05%	6.83%	6.45%	6.26%	6.04%	5.68%	5.57%	5.32%	4.95%	4.63%	4.34%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,686	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186	$2,879	$3,057	$2,972	$2,817	$2,776	$2,779	$2,708	$2,693	$7,686	$5,249	$2,879	$2,776

Net Credit (Losses) / Recoveries (NCL’s)	(364)	(472)	(922)	(666)	(849)	(350)	(272)	(143)	83	(154)	(117)	(35)	(45)	(45)	(96)	(15)	(2,424)	(1,614)	(223)	(201)
NCLs	364	472	922	666	849	350	272	143	(83)	154	117	35	45	45	96	15	2,424	1,614	223	201
Net Reserve Builds / (Releases)	(372)	(451)	(303)	(501)	(597)	(155)	(118)	(213)	154	(77)	1	(76)	(31)	(98)	18	(88)	(1,627)	(1,083)	2	(199)
Net Specific Reserve Builds / (Releases)	133	(171)	(301)	(383)	(794)	(283)	(109)	(84)	(4)	9	(175)	32	42	30	(45)	(28)	(722)	(1,270)	(138)	(1)
Provision for Loan Losses	125	(150)	318	(218)	(542)	(88)	45	(154)	67	86	(57)	(9)	56	(23)	69	(101)	75	(739)	87	1
Other (4)	(70)	(87)	46	23	24	3	(34)	(10)	28	(17)	19	3	(8)	(3)	12	7	(88)	(17)	33	8
Allowance for Loan Losses at End of Period (1) (b)	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186	$2,879	$3,057	$2,972	$2,817	$2,776	$2,779	$2,708	$2,693	$2,584	$5,249	$2,879	$2,776	$2,584

Corporate Allowance for Unfunded Lending Commitments (11) (b)	$1,116	$1,054	$1,102	$1,066	$1,105	$1,094	$1,135	$1,133	$1,095	$1,102	$1,062	$1,117	$1,117	$1,106	$1,196	$1,164	$1,066	$1,133	$1,117	$1,164

Provision for Unfunded Lending Commitments	$(35)	$(62)	$26	$(37)	$25	$(16)	$41	$(4)	$(38)	$7	$(40)	$56	$(1)	$(11)	$89	$(32)	$(108)	$46	$(15)	$45

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,493	$7,722	$7,212	$6,315	$4,987	$4,541	$4,321	$4,012	$4,152	$4,074	$3,879	$3,893	$3,896	$3,814	$3,889	$3,748	$6,315	$4,012	$3,893	$3,748

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (13)	3.88%	3.57%	3.20%	2.75%	1.98%	1.69%	1.52%	1.31%	1.34%	1.23%	1.14%	1.14%	1.12%	1.05%	1.01%	0.97%

Notes to these tables are on the following page (page 36).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 35).

(1)             Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)             See Footnote (2) on page 34.

(3)             See Footnote (3) on page 34.

(4)             The fourth quarter of 2012, first quarter of 2013, second quarter of 2013, third quarter of 2013 and fourth quarter of 2013 include $100 million, $148 million, $124 million, $91 million and $60 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(5)             Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)             The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)             The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(8)             The second quarter of 2013 includes a reduction of approximately $650 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $360 million related to the transfer of Credicard to discontinued operations held for sale. Additionally, a reduction of approximately $90 million related to a transfer to held-for-sale of a loan portfolio in Greece and a reduction of approximately $220 million related to foreign currency translation.

(9)             The third quarter of 2013 includes a reduction of approximately $214 million related to the sale or transfers to held-for-sale of various loan portfolios.

(10)      The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(11)      Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)      December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 exclude $1.2 billion, $1.2 billion, $1.0 billion, $1.0 billion and $0.9 billion, respectively, of loans which are carried at fair value.

(13)      December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 exclude $4.1 billion, $3.8 billion, $3.8 billion, $4.2 billion and $4.1 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013

Citicorp
Net Credit Losses	$4,538	$4,263	$4,140	$3,724	$3,177	$2,884	$2,539	$2,511	$2,124	$2,162	$2,090	$2,013	$1,948	$1,838	$1,795	$1,812	$16,665	$11,111	$8,389	$7,393
Credit Reserve Build / (Release)	(365)	(838)	(937)	(1,028)	(1,824)	(1,405)	(952)	(893)	(599)	(766)	(664)	(193)	(317)	(301)	(104)	(104)	(3,168)	(5,074)	(2,222)	(826)
Global Consumer Banking
Net Credit Losses	4,436	4,221	3,849	3,586	2,966	2,734	2,451	2,338	2,181	2,039	1,948	1,939	1,909	1,785	1,730	1,787	16,092	10,489	8,107	7,211
Credit Reserve Build / (Release)	(192)	(606)	(910)	(836)	(1,429)	(1,349)	(983)	(754)	(756)	(753)	(515)	(152)	(340)	(237)	(85)	(7)	(2,544)	(4,515)	(2,176)	(669)
North America Regional Consumer Banking
Net Credit Losses	3,616	3,480	3,148	2,888	2,372	2,136	1,854	1,739	1,629	1,511	1,351	1,265	1,255	1,190	1,083	1,106	13,132	8,101	5,756	4,634
Credit Reserve Build / (Release)	2	(208)	(492)	(621)	(1,201)	(1,240)	(955)	(785)	(841)	(814)	(519)	(215)	(370)	(351)	(228)	(87)	(1,319)	(4,181)	(2,389)	(1,036)
Retail Banking
Net Credit Losses	75	80	90	96	88	79	65	70	62	62	72	51	55	44	38	47	341	302	247	184
Credit Reserve Build / (Release)	2	(9)	40	6	2	7	9	5	(2)	(5)	37	45	(9)	(2)	9	(20)	39	23	75	(22)
Citi-Branded Cards
Net Credit Losses	2,084	2,048	1,880	1,671	1,352	1,231	1,099	986	902	840	745	700	692	665	610	588	7,683	4,668	3,187	2,555
Credit Reserve Build / (Release)	—	—	1	(347)	(642)	(752)	(655)	(678)	(549)	(405)	(403)	(240)	(128)	(176)	(156)	(76)	(346)	(2,727)	(1,597)	(536)
Citi Retail Services
Net Credit Losses	1,457	1,352	1,178	1,121	932	826	690	683	665	609	534	514	508	481	435	471	5,108	3,131	2,322	1,895
Credit Reserve Build / (Release)	—	(199)	(533)	(280)	(561)	(495)	(309)	(112)	(290)	(404)	(153)	(20)	(233)	(173)	(81)	9	(1,012)	(1,477)	(867)	(478)
EMEA Regional Consumer Banking
Net Credit Losses	96	84	63	72	49	46	49	28	29	14	29	33	29	(1)	21	19	315	172	105	68
Credit Reserve Build / (Release)	(11)	(46)	(48)	(13)	(34)	(55)	(32)	3	(5)	(13)	2	11	(11)	(9)	3	(1)	(118)	(118)	(5)	(18)
Retail Banking
Net Credit Losses	46	45	32	43	23	23	29	12	12	7	12	15	9	(2)	11	8	166	87	46	26
Credit Reserve Build / (Release)	(7)	(21)	(18)	(7)	(12)	(29)	(20)	6	2	(9)	—	5	(10)	(5)	3	(3)	(53)	(55)	(2)	(15)
Citi-Branded Cards
Net Credit Losses	50	39	31	29	26	23	20	16	17	7	17	18	20	1	10	11	149	85	59	42
Credit Reserve Build / (Release)	(4)	(25)	(30)	(6)	(22)	(26)	(12)	(3)	(7)	(4)	2	6	(1)	(4)	—	2	(65)	(63)	(3)	(3)
Latin America Regional Consumer Banking
Net Credit Losses	447	403	392	390	333	327	312	361	333	315	351	406	419	416	434	458	1,632	1,333	1,405	1,727
Credit Reserve Build / (Release)	(145)	(240)	(276)	(159)	(159)	(35)	44	(3)	91	95	36	32	38	104	168	66	(820)	(153)	254	376
Retail Banking
Net Credit Losses	91	96	129	123	103	117	113	142	143	135	160	210	207	204	209	224	439	475	648	844
Credit Reserve Build / (Release)	(7)	(28)	(53)	3	(69)	23	76	16	87	75	37	27	9	80	126	28	(85)	46	226	243
Citi-Branded Cards
Net Credit Losses	356	307	263	267	230	210	199	219	190	180	191	196	212	212	225	234	1,193	858	757	883
Credit Reserve Build / (Release)	(138)	(212)	(223)	(162)	(90)	(58)	(32)	(19)	4	20	(1)	5	29	24	42	38	(735)	(199)	28	133
Asia Regional Consumer Banking
Net Credit Losses	277	254	246	236	212	225	236	210	190	199	217	235	206	180	192	204	1,013	883	841	782
Credit Reserve Build / (Release)	(38)	(112)	(94)	(43)	(35)	(19)	(40)	31	(1)	(21)	(34)	20	3	19	(28)	15	(287)	(63)	(36)	9
Retail Banking
Net Credit Losses	82	85	85	83	67	83	91	85	65	72	81	99	67	53	78	91	335	326	317	289
Credit Reserve Build / (Release)	(14)	(34)	(30)	(16)	(14)	(2)	(13)	26	12	4	(36)	(3)	—	42	(11)	14	(94)	(3)	(23)	45
Citi-Branded Cards
Net Credit Losses	195	169	161	153	145	142	145	125	125	127	136	136	139	127	114	113	678	557	524	493
Credit Reserve Build / (Release)	(24)	(78)	(64)	(27)	(21)	(17)	(27)	5	(13)	(25)	2	23	3	(23)	(17)	1	(193)	(60)	(13)	(36)

Institutional Clients Group (ICG)
Net Credit Losses	103	43	290	137	210	150	87	172	(58)	122	143	75	39	53	65	25	573	619	282	182
Credit Reserve Build / (Release)	(177)	(232)	(27)	(190)	(394)	(56)	32	(138)	158	(13)	(149)	(41)	23	(64)	(19)	(97)	(626)	(556)	(45)	(157)

Corporate / Other
Net Credit Losses	(1)	(1)	1	1	1	—	1	1	1	1	(1)	(1)	—	—	—	—	—	3	—	—
Credit Reserve Build / (Release)	4	—	—	(2)	(1)	—	(1)	(1)	(1)	—	—	—	—	—	—	—	2	(3)	(1)	—

Total Citicorp Provision for Loan Losses	$4,173	$3,425	$3,203	$2,696	$1,353	$1,479	$1,587	$1,618	$1,525	$1,396	$1,426	$1,820	$1,631	$1,537	$1,691	$1,708	$13,497	$6,037	$6,167	$6,567

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

																	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2010	2011	2012	2013
Citi Holdings
Net Credit Losses	$3,784	$3,645	$3,460	$3,069	$3,018	$2,165	$1,881	$1,512	$1,734	$1,329	$1,807	$972	$930	$770	$635	$735	$13,958	$8,576	$5,842	$3,070
Credit Reserve Build / (Release)	340	(601)	(1,034)	(1,199)	(1,558)	(575)	(532)	(612)	(550)	(250)	(797)	46	(347)	(480)	(674)	(532)	(2,494)	(3,277)	(1,551)	(2,033)

Total Citi Holdings Provision for Loan Losses	$4,124	$3,044	$2,426	$1,870	$1,460	$1,590	$1,349	$900	$1,184	$1,079	$1,010	$1,018	$583	$290	$(39)	$203	$11,464	$5,299	$4,291	$1,037

Total Citicorp Provision for Loan Losses (from prior page)	$4,173	$3,425	$3,203	$2,696	$1,353	$1,479	$1,587	$1,618	$1,525	$1,396	$1,426	$1,820	$1,631	$1,537	$1,691	$1,708	$13,497	$6,037	$6,167	$6,567

Total Citigroup Provision for Loan Losses	$8,297	$6,469	$5,629	$4,566	$2,813	$3,069	$2,936	$2,518	$2,709	$2,475	$2,436	$2,838	$2,214	$1,827	$1,652	$1,911	$24,961	$11,336	$10,458	$7,604

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$5,660	$4,411	$3,299	$2,112	$1,997	$1,899	$1,639	$1,246	$1,017	$724	$900	$735	$1,005	$811	$807	$736
EMEA	5,839	5,511	5,479	5,337	2,437	1,954	1,748	1,293	1,194	1,169	1,054	1,131	1,079	972	975	766
Latin America	613	581	664	701	606	528	442	362	263	209	151	128	116	91	124	127
Asia	831	546	517	470	451	451	342	335	499	469	324	339	304	270	272	279
Total	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	$3,236	$2,973	$2,571	$2,429	$2,333	$2,504	$2,144	$2,178	$1,908

Consumer Non-Accrual Loans By Region (2)
North America	$12,966	$11,289	$9,978	$8,540	$7,068	$6,015	$5,822	$5,888	$6,519	$6,403	$7,698	$7,148	$6,171	$5,568	$5,308	$5,192
EMEA	785	687	752	652	657	644	514	387	397	371	379	380	263	234	147	138
Latin America	1,241	1,207	1,144	1,019	1,034	1,083	998	1,107	1,178	1,158	1,275	1,285	1,313	1,430	1,400	1,426
Asia	633	580	586	576	562	549	480	450	474	414	409	383	402	330	348	293
Total	$15,625	$13,763	$12,460	$10,787	$9,321	$8,291	$7,814	$7,832	$8,568	$8,346	$9,761	$9,196	$8,149	$7,562	$7,203	$7,049

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$846	$830	$842	$796	$743	$770	$764	$23	$7	$12	$9	$7	$2	$4	$3	$13
Global Consumer Banking	35	36	37	30	33	40	46	48	41	35	38	40	41	39	46	46
Citi Holdings	632	800	855	863	787	608	534	480	518	484	417	391	363	339	334	338
Corporate/Other	8	7	7	14	14	16	13	15	14	10	10	2	6	9	20	20

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	$1,357	$566	$580	$541	$474	$440	$412	$391	$403	$417

OREO By Region:
North America	$1,291	$1,422	$1,470	$1,440	$1,331	$1,245	$1,222	$441	$392	$366	$315	$299	$286	$267	$293	$305
EMEA	134	146	164	161	140	133	79	73	139	127	111	99	85	76	62	59
Latin America	51	49	53	47	52	55	56	51	48	48	48	40	39	46	40	47
Asia	45	56	54	55	54	1	—	1	1	—	—	2	2	2	8	6
Total	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	$1,357	$566	$580	$541	$474	$440	$412	$391	$403	$417

Other Repossessed Assets (4)	$64	$55	$38	$28	$21	$18	$24	$1	$1	$2	$1	$1	$1	$—	$—	$—

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	$3,236	$2,973	$2,571	$2,429	$2,333	$2,504	$2,144	$2,178	$1,908
Consumer Non-Accrual Loans	15,625	13,763	12,460	10,787	9,321	8,291	7,814	7,832	8,568	8,346	9,761	9,196	8,149	7,562	7,203	7,049
Non-Accrual Loans (NAL)	28,568	24,812	22,419	19,407	14,812	13,123	11,985	11,068	11,541	10,917	12,190	11,529	10,653	9,706	9,381	8,957
OREO	1,521	1,673	1,741	1,703	1,577	1,434	1,357	566	580	541	474	440	412	391	403	417
Other Repossessed Assets	64	55	38	28	21	18	24	1	1	2	1	1	1	—	—	—
Non-Accrual Assets (NAA)	$30,153	$26,540	$24,198	$21,138	$16,410	$14,575	$13,366	$11,635	$12,122	$11,460	$12,665	$11,970	$11,066	$10,097	$9,784	$9,374

NAL as a % of Total Loans	3.96%	3.58%	3.43%	2.99%	2.32%	2.03%	1.88%	1.71%	1.78%	1.67%	1.85%	1.76%	1.65%	1.51%	1.43%	1.35%
NAA as a % of Total Assets	1.51%	1.37%	1.22%	1.10%	0.84%	0.74%	0.69%	0.62%	0.62%	0.60%	0.66%	0.64%	0.59%	0.54%	0.52%	0.50%

Allowance for Loan Losses as a % of NAL	171%	186%	195%	209%	247%	262%	267%	272%	251%	253%	213%	221%	223%	222%	220%	219%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,258	$1,046	$1,115	$987	$1,181	$1,189	$1,243	$921	$790	$569	$758	$644	$795	$731	$746	$695
EMEA	1,089	864	1,131	1,276	1,302	1,064	957	694	748	804	718	806	767	658	676	489
Latin America	347	313	378	472	427	392	361	294	203	193	147	126	114	90	123	126
Asia	292	363	349	356	356	341	300	308	472	448	305	333	299	268	262	270
Total	$2,986	$2,586	$2,973	$3,091	$3,266	$2,986	$2,861	$2,217	$2,213	$2,014	$1,928	$1,909	$1,975	$1,747	$1,807	$1,580

Consumer Non-Accrual Loans By Region (2)
North America	$242	$273	$355	$376	$363	$341	$345	$345	$390	$450	$507	$523	$530	$502	$499	$485
EMEA	210	145	144	102	110	104	76	84	94	88	98	101	93	91	70	61
Latin America	1,200	1,167	1,102	977	1,004	1,051	959	1,061	1,130	1,110	1,228	1,244	1,274	1,391	1,368	1,395
Asia	386	339	354	363	359	364	323	311	348	338	329	319	363	299	309	270
Total	$2,038	$1,924	$1,955	$1,818	$1,836	$1,860	$1,703	$1,801	$1,962	$1,986	$2,162	$2,187	$2,260	$2,283	$2,246	$2,211

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$846	$830	$842	$796	$743	$770	$764	$23	$7	$12	$9	$7	$2	$4	$3	$13
Global Consumer Banking	35	36	37	30	33	40	46	48	41	35	38	40	41	39	46	46
Corporate/Other	8	7	7	14	14	16	13	15	14	10	10	2	6	9	20	20

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$889	$873	$886	$840	$790	$826	$823	$86	$62	$57	$57	$49	$49	$52	$69	$79

OREO By Region:
North America	$791	$810	$828	$791	$741	$775	$779	$45	$29	$22	$23	$18	$15	$13	$23	$15
EMEA	12	11	11	11	11	12	10	9	5	9	6	6	6	5	6	15
Latin America	41	39	42	34	34	38	34	31	27	26	28	23	26	32	32	43
Asia	45	13	5	4	4	1	—	1	1	—	—	2	2	2	8	6
Total	$889	$873	$886	$840	$790	$826	$823	$86	$62	$57	$57	$49	$49	$52	$69	$79

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,986	$2,586	$2,973	$3,091	$3,266	$2,986	$2,861	$2,217	$2,213	$2,014	$1,928	$1,909	$1,975	$1,747	$1,807	$1,580
Consumer Non-Accrual Loans	2,038	1,924	1,955	1,818	1,836	1,860	1,703	1,801	1,962	1,986	2,162	2,187	2,260	2,283	2,246	2,211
Non-Accrual Loans (NAL)	5,024	4,510	4,928	4,909	5,102	4,846	4,564	4,018	4,175	4,000	4,090	4,096	4,235	4,030	4,053	3,791
OREO	889	873	886	840	790	826	823	86	62	57	57	49	49	52	69	79
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,913	$5,383	$5,814	$5,749	$5,892	$5,672	$5,387	$4,104	$4,237	$4,057	$4,147	$4,145	$4,284	$4,082	$4,122	$3,870

NAA as a % of Total Assets	0.38%	0.35%	0.36%	0.36%	0.36%	0.34%	0.32%	0.25%	0.24%	0.24%	0.24%	0.24%	0.25%	0.23%	0.23%	0.22%

Allowance for Loan Losses as a % of NAL	496%	528%	470%	456%	403%	397%	386%	416%	391%	385%	363%	357%	338%	333%	328%	348%

N/A   Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 39) for total Citigroup balances.

(1)             Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)             Excludes SOP 3-03 purchased distressed loans.

(3)             Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)             Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)             There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$4,402	$3,365	$2,184	$1,125	$816	$710	$396	$325	$227	$155	$142	$91	$210	$80	$61	$41
EMEA	4,750	4,647	4,348	4,061	1,135	890	791	599	446	365	336	325	312	314	299	277
Latin America	266	268	286	229	179	136	81	68	60	16	4	2	2	1	1	1
Asia	539	183	168	114	95	110	42	27	27	21	19	6	5	2	10	9
Total	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	$1,310	$1,019	$760	$557	$501	$424	$529	$397	$371	$328

Consumer Non-Accrual Loans By Region (2)
North America	$12,724	$11,016	$9,623	$8,164	$6,705	$5,674	$5,477	$5,543	$6,129	$5,953	$7,191	$6,625	$5,641	$5,066	$4,809	$4,707
EMEA	575	542	608	550	547	540	438	303	303	283	281	279	170	143	77	77
Latin America	41	40	42	42	30	32	39	46	48	48	47	41	39	39	32	31
Asia	247	241	232	213	203	185	157	139	126	76	80	64	39	31	39	23
Total	$13,587	$11,839	$10,505	$8,969	$7,485	$6,431	$6,111	$6,031	$6,606	$6,360	$7,599	$7,009	$5,889	$5,279	$4,957	$4,838

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (3):
North America	$500	$612	$642	$649	$590	$470	$443	$396	$363	$344	$292	$281	$271	$254	$270	$290
EMEA	122	135	153	150	129	121	69	64	134	118	105	93	79	71	56	44
Latin America	10	10	11	13	18	17	22	20	21	22	20	17	13	14	8	4
Asia	—	43	49	51	50	—	—	—	—	—	—	—	—	—	—	—
Total	$632	$800	$855	$863	$787	$608	$534	$480	$518	$484	$417	$391	$363	$339	$334	$338

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	$1,310	$1,019	$760	$557	$501	$424	$529	$397	$371	$328
Consumer Non-Accrual Loans	13,587	11,839	10,505	8,969	7,485	6,431	6,111	6,031	6,606	6,360	7,599	7,009	5,889	5,279	4,957	4,838
Non-Accrual Loans (NAL)	23,544	20,302	17,491	14,498	9,710	8,277	7,421	7,050	7,366	6,917	8,100	7,433	6,418	5,676	5,328	5,166
OREO	632	800	855	863	787	608	534	480	518	484	417	391	363	339	334	338
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$24,176	$21,102	$18,346	$15,361	$10,497	$8,885	$7,955	$7,530	$7,884	$7,401	$8,517	$7,824	$6,781	$6,015	$5,662	$5,504

NAA as a % of Total Assets	5.28%	5.02%	4.87%	4.91%	3.56%	3.35%	3.22%	3.35%	3.77%	3.87%	4.98%	5.02%	4.55%	4.59%	4.64%	4.70%

Allowance for Loan Losses as a % of NAL	101%	110%	117%	126%	165%	183%	195%	190%	173%	177%	137%	146%	146%	144%	137%	125%

N/A   Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 39) for total Citigroup balances.

(1)          Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)          Excludes SOP 3-03 purchased distressed loans.

(3)          Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)          Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)          There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In millions of dollars, except per share amounts)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratios) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.   Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013

Tangible Book Value Per Share (on page 1):

Total Common Equity	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	$177,060	$177,494	$181,508	$183,599	$186,465	$186,487	$190,222	$191,633	$195,603	$197,601
Less:
Goodwill	25,662	25,201	25,797	26,152	26,339	26,621	25,496	25,413	25,810	25,483	25,915	25,673	25,474	24,896	25,098	25,009
Intangible Assets (Other than MSRs)	8,277	7,868	7,705	7,504	7,280	7,136	6,800	6,600	6,413	6,156	5,963	5,697	5,457	4,981	4,888	5,056

Goodwill and Intangible Assets (other than MSRs) Related to Assets For Discontinued Operations Held-for-Sale	45	66	—	—	165	—	—	—	—	—	37	32	2	267	267	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	65	62	59	56	53	50	47	44	41	38	35	32	—	—	—	—
Tangible Common Equity	$117,060	$121,297	$129,040	$129,444	$136,888	$142,245	$144,717	$145,437	$149,244	$151,922	$154,515	$155,053	$159,289	$161,489	$165,350	$167,536
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7	2,923.9	2,932.2	2,932.5	2,932.5	3,028.9	3,042.9	3,041.0	3,033.0	3,029.2
Tangible Book Value Per Share	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75	$49.50	$49.74	$50.90	$51.81	$52.69	$51.19	$52.35	$53.10	$54.52	$55.31

Reclassified to conform to the current period’s presentation.